Exhibit (17)(a)



              Fifth Third Funds Statement of Additional Information

                               FIFTH THIRD FUNDS
                        (FORMERLY FOUNTAIN SQUARE FUNDS)

                  COMBINED STATEMENT OF ADDITIONAL INFORMATION
                               NOVEMBER 30, 2002,
                          AS AMENDED, FEBRUARY 28, 2003

This Combined Statement of Additional Information (the "SAI") relates to the Prospectuses of the following portfolios (the "Funds") of Fifth Third Funds (the "Trust") dated November 30, 2002 and February 28, 2003:

     Fifth Third Quality Growth Fund
     Fifth Third Disciplined Large Cap Value Fund
     Fifth Third Large Cap Opportunity Fund
     Fifth Third Balanced Fund
     Fifth Third Mid Cap Growth Fund
     Fifth Third International Equity Fund
     Fifth Third Intermediate Bond Fund
     Fifth Third Bond Fund
     Fifth Third U.S. Government Bond Fund
     Fifth Third Intermediate Municipal Bond Fund
     Fifth Third Ohio Municipal Bond Fund
     Fifth Third Technology Fund
     Fifth Third Government Money Market Fund
     Fifth Third Prime Money Market Fund
     Fifth Third Municipal Money Market Fund
     Fifth Third Ohio Tax Exempt Money Market Fund
     Fifth Third U.S. Treasury Money Market Fund
     Fifth Third Multi Cap Value Fund
     Fifth Third Micro Cap Value Fund
     Fifth Third Strategic Income Fund
     Fifth Third Worldwide Fund
     Fifth Third LifeModel Conservative Fund SM
     Fifth Third LifeModel Moderately Conservative Fund SM
     Fifth Third LifeModel Moderate Fund SM
     Fifth Third LifeModel Moderately Aggressive Fund SM
     Fifth Third LifeModel Aggressive Fund SM
     Fifth Third Institutional Government Money Market Fund
     Fifth Third Institutional Money Market Fund
     Fifth Third Michigan Municipal Money Market Fund
     Fifth Third International GDP Fund
     Fifth Third Small Cap Value Fund
     Fifth Third Small Cap Growth Fund
     Fifth Third Equity Index Fund
     Fifth Third Large Cap Core Fund
     Fifth Third Short Term Bond Fund
     Fifth Third Michigan Municipal Bond Fund
     Fifth Third Municipal Bond Fund

This Statement of Additional Information is incorporated in its entirety into the Prospectuses. This SAI should be read with the Prospectuses of the Funds.

To receive a copy of any Prospectus, you may write the Trust or call toll-free
(800) 282-5706. This SAI is not a prospectus.

                                Fifth Third Funds
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                                TABLE OF CONTENTS

                                                                           Page

GENERAL INFORMATION ABOUT THE TRUST                                         1
INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS                             4
   Investment                                                               4
   Investment Limitations                                                   4
ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT
TECHNIQUES                                                                  10
   Types of Investments                                                     10
   Portfolio Turnover                                                       21
   Investment Risks (Michigan Municipal Money Market Fund
      and Michigan Municipal Bond Fund)                                     22
   Investment Risks (Ohio Municipal Bond Fund
      and Ohio Tax Exempt Money Market Fund)                                24
FIFTH THIRD FUNDS MANAGEMENT                                                26
   Trustee Liability                                                        57
   Codes of Ethics                                                          57
INVESTMENT ADVISORY SERVICES                                                57
   Investment Advisors to the Trust                                         57
   Advisory Fees                                                            59
   Administrative Services                                                  61
   Custody of Fund Assets                                                   63
   Transfer Agent and Dividend Disbursing Agent                             64
   Fund Accounting                                                          64
   Legal Counsel                                                            64
BROKERAGE TRANSACTIONS                                                      65
PURCHASING SHARES                                                           68
   Distribution Plan and Administrative Services Agreement                  69
   Purchases with Proceeds from Redemptions
       of Unaffiliated Mutual Fund Shares                                   69
   Conversion of Class B Shares to Class A Shares                           70
   Conversion to Federal Funds                                              70
   Exchanging Securities for Fund Shares                                    70
   Payments to Dealers                                                      70
REDEEMING SHARES                                                            72
   Redemption in Kind                                                       72
   Postponement of Redemptions                                              72
DETERMINING NET ASSET VALUE                                                 72
   Determining Market Value of Securities                                   72
   Valuing Municipal Bonds                                                  73
   Use of Amortized Cost                                                    73
   Monitoring Procedures                                                    73
   Investment Restrictions                                                  73
   Trading in Foreign Securities                                            74
TAX STATUS                                                                  74
   Qualification as a Regulated Investment Company                          74
   Distributions                                                            75
   Exempt-Interest Dividends                                                75
   Municipal Bond, Municipal Money Market, and Tax-Exempt Funds             76
   Foreign Taxes, Foreign Currency-Denominated Securities
          and Related Hedging Transactions                                  76
   Selling Shares                                                           77
   Hedging                                                                  77
   Discount Securities                                                      77
   Backup Withholding                                                       77
PERFORMANCE INFORMATION                                                     78
   Tax-Equivalent Yield                                                     88
FINANCIAL STATEMENTS                                                        94
APPENDIX                                                                    1

                       GENERAL INFORMATION ABOUT THE TRUST

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 15, 1988.

The Trust's Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities, and it permits the Trust to offer separate classes of each such series. This prospectus relates to the following funds (collectively, the "Funds"):

        THE "EQUITY FUNDS":

        Fifth Third Quality Growth Fund
        Fifth Third Disciplined Large Cap Value Fund
        Fifth Third Large Cap Opportunity Fund
        Fifth Third Balanced Fund
        Fifth Third Mid Cap Growth Fund
        Fifth Third Technology Fund
        Fifth Third International Equity Fund
        Fifth Third Multi Cap Value Fund
        Fifth Third Micro Cap Value Fund
        Fifth Third Strategic Income Fund
        Fifth Third Worldwide Fund
        Fifth Third International GDP Fund
        Fifth Third Small Cap Value Fund
        Fifth Third Small Cap Growth Fund
        Fifth Third Equity Index Fund
        Fifth Third Large Cap Core Fund

        THE "ASSET ALLOCATION FUNDS":

        Fifth Third LifeModel Conservative Fund SM
        Fifth Third LifeModel Moderately Conservative Fund SM
        Fifth Third LifeModel Moderate Fund SM
        Fifth Third LifeModel Moderately Aggressive Fund SM
        Fifth Third LifeModel Aggressive Fund SM

        THE "BOND FUNDS":

        Fifth Third Bond Fund
        Fifth Third Short Term Bond Fund
        Fifth Third Intermediate Bond Fund
        Fifth Third U.S. Government Bond Fund

        THE "MUNICIPAL BOND FUNDS":

        Fifth Third Municipal Bond Fund
        Fifth Third Intermediate Municipal Bond Fund
        Fifth Third Michigan Municipal Bond Fund
        Fifth Third Ohio Municipal Bond Fund

        THE "MONEY MARKET FUNDS":

        Fifth Third Government Money Market Fund
        Fifth Third Prime Money Market Fund
        Fifth Third Municipal Money Market Fund
        Fifth Third U.S. Treasury Money Market Fund

        Fifth Third Institutional Money Market Fund
        Fifth Third Institutional Government Money Market Fund
        Fifth Third Michigan Municipal Money Market Fund
        Fifth Third Ohio Tax Exempt Money Market Fund

          Currently, the Trust offers shares of the following Funds and shares of the following classes of each Fund:


-----------------------------------------------------------------------------------------------------------------------------------
                  FUNDS                               INSTITUTIONAL   ADVISOR   SERVICE   CLASS A   CLASS B    CLASS C
                  -----                               -------------   -------   -------   -------   -------    -------
-----------------------------------------------------------------------------------------------------------------------------------

Fifth Third Micro Cap Value Fund
("Micro Cap Value Fund")                                  X              X                   X         X          X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Small Cap Value Fund
("Small Cap Value Fund")                                  X              X                   X         X          X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Small Cap Growth Fund
("Small Cap Growth Fund")                                 X              X                   X         X          X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Mid Cap Growth Fund
("Mid Cap Growth Fund")                                   X              X                   X         X          X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Technology Fund
("Technology Fund")                                       X              X                   X         X          X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Large Cap Opportunity Fund
("Large Cap Opportunity Fund")                            X                                  X         X          X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Quality Growth Fund
("Quality Growth Fund")                                   X              X                   X         X          X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Equity Index Fund
("Equity Index Fund")                                     X              X                   X         X          X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Large Cap Core Fund
("Large Cap Core Fund")                                   X                                  X         X          X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Multi Cap Value Fund
("Multi Cap Value Fund")                                  X              X                   X         X          X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Disciplined Large Cap Value Fund
("Disciplined Large Cap Value Fund")                      X                                  X         X          X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third International Equity Fund
("International Equity Fund")                             X                                  X         X          X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third International GDP Fund
("International GDP Fund")                                X                                  X         X          X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Worldwide Fund
("Worldwide Fund")                                        X              X                                        X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Balanced Fund
("Balanced Fund")                                         X              X                   X         X          X
-----------------------------------------------------------------------------------------------------------------------------------


Fifth Third Strategic Income Fund
("Strategic Income Fund")                                 X              X                                         X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third LifeModel Conservative Fund SM
("LifeModel Conservative FundSM")                         X              X*                  X          X          X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third LifeModel Moderately Conservative Fund SM
("LifeModel Moderately Conservative FundSM")              X              X*                  X          X          X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third LifeModel Moderate Fund SM
("LifeModel Moderate Fund SM")                            X              X*                  X          X          X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third LifeModel Moderately Aggressive Fund SM
("LifeModel Moderately Aggressive Fund SM")               X              X*                  X          X          X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third LifeModel Aggressive Fund SM
("LifeModel Aggressive Fund SM")                          X              X*                  X          X          X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Michigan Municipal Bond Fund
("Michigan Municipal Bond Fund")                          X                                  X          X          X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Ohio Municipal Bond Fund
("Ohio Municipal Bond Fund")                              X                                  X          X          X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Municipal Bond Fund
("Municipal Bond Fund")                                   X              X                   X          X          X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Bond Fund
("Bond Fund")                                             X              X                   X          X          X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Intermediate Municipal Bond Fund
("Intermediate Municipal Bond Fund")                      X                                  X          X          X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Intermediate Bond Fund
("Intermediate Bond Fund")                                X                                  X          X          X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Short Term Bond Fund
("Short Term Bond Fund")                                  X                                  X          X*         X*
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third U.S. Government Bond Fund
("Government Bond Fund")                                  X                                  X                     X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Prime Money Market Fund
("Prime Money Market Fund")                               X             X                    X          X          X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Government Money Market Fund
("Government Money Market Fund")                          X                                  X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Michigan Municipal Money Market Fund
("Michigan Municipal Money Market Fund")                  X                                  X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Municipal Money Market Fund
("Municipal Money Market Fund")                           X                                  X
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Institutional Money Market Fund
("Institutional Money Market Fund")                       X             X*


-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Institutional Government Money Market Fund
("Institutional Government Money Market Fund")            X             X*
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third U.S. Treasury Money Market Fund
("U.S. Treasury Money Market Fund")                       X             X*
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Third Ohio Tax Exempt Money Market Fund
("Ohio Tax Exempt Money Market Fund")                     X*            X*
-----------------------------------------------------------------------------------------------------------------------------------

* These shares are currently not available to the public.

Each Fund, each Fund of Funds and each of the underlying Funds, is an "open-end" management investment company, and other than the Ohio Municipal Bond Fund and Ohio Tax Exempt Money Market Fund, is a "diversified" company, as those terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Among other things, a diversified Fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer. A non-diversified Fund, such as the Ohio Municipal Bond Fund, is any Fund other than a diversified Fund and is not subject to the foregoing restriction.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Fifth Third Funds' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Fifth Third Funds, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

Shares of the Fifth Third Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon, and
(iii) only the holders of Advisor, Service, Class A, Class B, and Class C shares will be entitled to vote on matters submitted to shareholder vote with regard to the Distribution Plan applicable to such class. There will normally be no meetings of shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Fifth Third Funds and filed with the Fifth Third Funds' custodian or by vote of the holders of two- thirds of the outstanding shares of the Fifth Third Funds at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares of any Fund. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

As used in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fifth Third Funds or a particular Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Fifth Third Funds or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Fifth Third Funds or such Fund are represented in person or by proxy, or (b) more than 50% of the votes attributable to the outstanding shares of the Fifth Third Funds or such Fund.

The Trustees are responsible for managing the business and affairs of the Trust. All Funds are advised by Fifth Third Asset Management, Inc. (the "Advisor"), except for the Large Cap Opportunity Fund, which is advised by Heartland Capital Management, Inc. ("Heartland"). Fifth Third Asset Management, Inc. and Heartland are wholly-owned subsidiaries of Fifth Third Bancorp. Morgan Stanley Investment Management Inc. ( "Morgan Stanley") serves as investment sub-advisor to the International Equity Fund. Chartwell Investment Partners, LP ("Chartwell") serves as investment sub-advisor to the Small Cap Value Fund.

                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

The prospectuses state the investment objective of each Fund and discuss certain investment policies employed to achieve those objectives. The following discussion supplements the description of the Funds' investment policies in the prospectuses.

INVESTMENT OBJECTIVES

Each Fund's investment objective is fundamental and may not be changed without shareholder approval.

INVESTMENT LIMITATIONS -- STOCK AND BOND FUNDS

For purposes of this section, "Investment Limitations--Stock and Bond Funds, Funds of Funds" the term "Funds" shall mean the Equity Funds, the Funds of Funds, the Bond Funds and the Municipal Bond Funds but not the Money Market Funds.

FUNDAMENTAL LIMITATIONS

Except as provided below, each Fund and each Fund of Funds has adopted the following fundamental investment limitations. As fundamental investment limitations, they cannot be changed with respect to a Fund without approval of the holders of a majority of that Fund's outstanding shares.

ISSUING SENIOR SECURITIES AND BORROWING MONEY.

None of the Funds will issue senior securities, except that a Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed; and except to the extent that a Fund (with the exception of the Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund and Large Cap Opportunity Fund) may enter into futures contracts, as applicable.

The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. None of the Funds will purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. Currently, none of the Funds intends to borrow money.

SELLING SHORT AND BUYING ON MARGIN.

None of the Funds will sell any securities short or purchase any securities on margin, but the Funds may obtain such short-term credits as are necessary for clearance of purchases and sales of securities. The deposit or payment by a Fund (with the exception of the Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund and Large Cap Opportunity Fund) of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

PLEDGING ASSETS.

The Funds will not mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings. In these cases, a Fund may pledge assets as necessary to secure such borrowings. For purposes of this limitation, where applicable, (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis and (b) collateral arrangements with respect to: (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts, will not be deemed to be pledges of a Fund's assets.

LENDING CASH OR SECURITIES.

The Funds will not lend any of their respective assets except portfolio securities up to one-third of the value of total assets. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, publicly or non-publicly issued municipal bonds, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objectives, policies and limitations or the Trust's Declaration of Trust.

INVESTING IN COMMODITIES.

None of the Funds will purchase or sell commodities or commodity contracts except to the extent that the Funds (with the exception of the Ohio Municipal Bond Fund, Government Bond Fund, Intermediate Municipal Bond Fund and Large Cap Opportunity Fund) may engage in transactions involving commodity futures contracts or options on commodity futures contracts.

INVESTING IN REAL ESTATE.

None of the Funds will purchase or sell real estate, including limited partnership interests, although each of the Funds (except for the Government Bond Fund) may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

DIVERSIFICATION OF INVESTMENTS.

With respect to 75% of the value of their respective total assets, none of the Funds (with the exception of the Ohio Municipal Bond Fund) will purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. None of the Funds (other than the Short Term Bond Fund, Michigan Municipal Bond Fund, and Municipal Bond Fund) will acquire more than 10% of the outstanding voting securities of any one issuer.

DEALING IN PUTS AND CALLS.

The Large Cap Opportunity Fund, Intermediate Municipal Bond Fund, Ohio Municipal Bond Fund, Multi Cap Value Fund, Micro Cap Value Fund, Strategic Income Fund, and Worldwide Fund will not buy or sell puts, calls, straddles, spreads, or any combination of these.

CONCENTRATION OF INVESTMENTS.

Each of the Quality Growth Fund, Large Cap Opportunity Fund, Balanced Fund, Mid Cap Growth Fund, Technology Fund, International Equity Fund, Multi Cap Value Fund, Micro Cap Value Fund, Strategic Income Fund, International GDP Fund, Small Cap Value Fund, Small Cap Growth Fund, Equity Index Fund, Large Cap Core Fund, Short Term Bond Fund, Michigan Municipal Bond Fund and Municipal Bond Fund will not invest 25% or more of the value of its total assets in any one industry, except that each of these Funds may invest more than 25% of the value of its total assets in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements collateralized by such securities. Regarding the Strategic Income Fund, underlying Funds are not themselves considered to be included in an industry for purposes of the preceding limitation.

The Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund and Michigan Municipal Bond Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its respective total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, each of these Funds may invest as temporary investments more than 25% of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments, i.e., repurchase agreements.

UNDERWRITING.

None of the Funds will underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

NON-FUNDAMENTAL LIMITATIONS

Except as provided below, each Fund has adopted the following non-fundamental investment limitations. As non-fundamental investment limitations, they may be changed by the Trustees without shareholder approval.

INVESTING IN ILLIQUID SECURITIES.

The Funds will not invest more than 15% of the value of their respective net assets in illiquid securities, including, as applicable, repurchase agreements providing for settlement more than seven days after notice, over-the-counter options, certain restricted securities not determined by the Trustees to be liquid, and non-negotiable time deposits with maturities over seven days.

For the Strategic Income Fund and Worldwide Fund, shares of open-ended investment companies will be considered illiquid if the Strategic Income Fund or Worldwide Fund holds over 1% of the issuing investment company's total outstanding securities.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES.

The Funds will limit their respective investments in other investment companies to no more than 3% of the total outstanding voting stock of any investment company. The Funds (except the Strategic Income Fund and Worldwide Fund) will invest no more than 5% of their respective total assets in any one investment company, and will invest no more than 10% of their respective total assets in investment companies in general. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and, therefore, any investment by a Fund in shares of another investment company would be subject to such expenses.

The Funds of Funds may invest all of their assets in investment companies.

CONCENTRATION OF INVESTMENTS

The Worldwide Fund will not invest more than 25% of its total assets in the securities of underlying funds which concentrate (i.e., invest more than 25% of their assets) in the same industry, provided that (i) through its investment in underlying funds, the Fund indirectly may invest more than 25% of its assets in one industry.

Underlying funds are not themselves considered to be included in an industry for purposes of the preceding limitation and will typically constitute over 25% of the Fund's total assets.

STRATEGIC INCOME FUND

The Strategic Income Fund will not invest in the securities of underlying Funds which concentrate (i.e., invest more than 25% of their assets) in the same industry.

With respect to investments other than those in underlying funds ("non-investment company holdings"), the Strategic Income Fund will not invest 25% or more of the value of non-investment company holdings in any one industry except that the Fund may invest more than 25% of the value of non-investment company holdings in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities and repurchase agreements collateralized by such securities.

INVESTING IN PUT OPTIONS.

The International Equity Fund, Multi Cap Value Fund, Micro Cap Value Fund, Strategic Income Fund and Worldwide Fund will not purchase put options on securities or futures contracts, unless the securities or futures contracts are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

WRITING COVERED CALL OPTIONS.

The International Equity Fund and Worldwide Fund will not write call options on securities or futures contracts unless the securities or futures contracts are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

Except with respect to a Fund's policy relating to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. For purposes of its policies and limitations, the Trust considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

The Ohio Municipal Bond Fund and Municipal Bond Fund do not expect to borrow money or pledge securities in excess of 5% of the value of their respective net assets during the coming fiscal year.

INVESTMENT LIMITATIONS -- MONEY MARKET FUNDS

For purposes of this section, "Investment Limitations--Money Market Funds," the term "Funds" shall mean the Money Market Funds but not the Equity Funds, the Bond Funds or the Municipal Bond Funds.

FUNDAMENTAL LIMITATIONS

Except as provided below, each Fund has adopted the following fundamental investment limitations. As fundamental investment limitations, they cannot be changed with respect to a Fund without approval of the holders of a majority of that Fund's shares.

SELLING SHORT AND BUYING ON MARGIN.

None of the Funds will sell any securities short or purchase any securities on margin, but each may obtain such short-term credit as may be necessary for clearance of purchases and sales.

ISSUING SENIOR SECURITIES AND BORROWING MONEY.

None of the Funds will issue senior securities, except that a Fund may borrow money directly or through reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes (except for the Government Money Market
Fund) or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. Any direct borrowings need not be collateralized. None of the Funds considers the issuance of separate classes of shares to involve the issuance of "senior securities" within the meaning of this investment limitation.

Neither the Government Money Market Fund nor the Municipal Money Market Fund will purchase any securities while borrowings in excess of 5% of its total assets are outstanding. None of the Funds has any present intention to borrow money.

PLEDGING SECURITIES OR ASSETS.

The Prime Money Market Fund will not pledge securities. The Government Money Market Fund, Municipal Money Market Fund, U.S. Treasury Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund and Ohio Tax Exempt Money Market Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the pledge.

INVESTING IN COMMODITIES, COMMODITY CONTRACTS, OR REAL ESTATE.

The Prime Money Market Fund will not invest in commodities, commodity contracts, or real estate, except that it may purchase money market instruments issued by companies that invest in real estate or sponsor such interests. The Municipal Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund and Ohio Tax Exempt Money Market Fund will not purchase or sell commodities, commodity contracts, commodity futures contracts or real estate, including limited partnership interests, although the Municipal Money Market Fund may invest in the securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

UNDERWRITING.

None of the Funds will underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

LENDING CASH OR SECURITIES.

The Funds will not lend any of their respective assets except portfolio securities up to one-third of the value of total assets (except that the U.S. Treasury Money Market Fund may not loan any of its assets). This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, publicly or non-publicly issued municipal bonds, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objectives, policies and limitations or the Trust's Declaration of Trust.

ACQUIRING VOTING SECURITIES.

The Prime Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund and Michigan Municipal Money Market Fund will not acquire the voting securities of any issuer for the purpose of exercising control or management.

The Municipal Money Market Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. For purposes of this limitation, non-governmental users of facilities financed by industrial development or pollution control revenue bonds and banks issuing letters of credit or comparable guarantees supporting variable rate demand municipal securities are considered to be issuers.

DIVERSIFICATION OF INVESTMENTS.

With respect to 75% of the value of its total assets, the Prime Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, and Michigan Municipal Money Market Fund will not purchase securities issued by any one issuer having a value of more than 5% of the value of its total assets except repurchase agreements and U.S. government obligations. The total amount of the remaining 25% of the value of the Prime Money Market Fund's total assets may be invested in a single issuer if the Advisor believes such a strategy to be prudent. The Prime Money Market Fund considers the type of bank obligations it purchases to be cash items.

With respect to 75% of the value of its total assets, the Municipal Money Market Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. For purposes of this limitation, non-governmental users of facilities financed by industrial development or pollution control revenue bonds are considered to be issuers.

CONCENTRATION OF INVESTMENTS.

Each of the Prime Money Market Fund, Institutional Government Money Market Fund and Institutional Money Market Fund will not invest more than 25% of the value of its total assets in any one industry except commercial paper of finance companies. However, the Prime Money Market Fund reserves the right to invest more than 25% of its net assets in domestic bank instruments (such as time and demand deposits and certificates of deposit), U.S. government obligations or instruments secured by these money market instruments, such as repurchase agreements. The Prime Money Market Fund will not invest more than 25% of its net assets in instruments of foreign banks.

Each of the Municipal Money Market Fund, the Michigan Municipal Money Market Fund and the Ohio Tax Exempt Money Market Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry; provided that, this limitation shall not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or variable rate demand municipal securities supported by letters of credit or guarantees.

DEALING IN PUTS AND CALLS.

The Money Market Funds will not buy or sell puts, calls, straddles, spreads, or any combination of these.

OHIO TAX EXEMPT MONEY MARKET FUND

The Fifth Third Ohio Tax Exempt Money Market Fund, under normal circumstances, invests at least 80% of its assets in Ohio municipal securities, the income from which is exempt from federal income tax and the personal income tax imposed by the State of Ohio and Ohio municipalities.

NON-FUNDAMENTAL LIMITATIONS

Except as provided below, each Fund has adopted the following non-fundamental investment limitations. As non-fundamental investment limitations, they may be changed by the Trustees without shareholder approval.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES.

The Prime Money Market Fund will limit investments in securities of other investment companies as required by the 1940 Act as follows. Under the 1940 Act, investment company securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets. Additionally, the 1940 Act permits a Fund to purchase securities of an investment company if, with respect to each such Fund, immediately after such purchase, the acquiring Fund does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the acquiring Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets.

The Government Money Market Fund, Municipal Money Market Fund, Ohio Tax Exempt Money Market Fund, U.S. Treasury Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund and Michigan Municipal Money Market Fund will limit investments in securities of other investment companies as required by the 1940 Act as follows. Under the 1940 Act, investment company securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets. Additionally, the 1940 Act permits a Fund to purchase securities of an investment company if, with respect to each such Fund, immediately after such purchase, the acquiring Fund does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities.

INVESTING IN ILLIQUID SECURITIES.

None of the Funds will invest more than 10% of the value of its net assets in illiquid securities, including, as applicable, repurchase agreements providing for settlement more than seven days after notice, over-the-counter options, certain restricted securities not determined by the Trustees to be liquid, and non-negotiable time deposits with maturities over seven days.

ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES

TYPES OF INVESTMENTS

BANK INSTRUMENTS.

The Funds of Funds, Prime Money Market Fund, Municipal Money Market Fund, Bond Fund, Quality Growth Fund, Technology Fund, Mid Cap Growth Fund, Balanced Fund, Disciplined Large Cap Value Fund, Intermediate Bond Fund, Large Cap Opportunity Fund, Intermediate Municipal Bond Fund, Multi Cap Value Fund, Micro Cap Value Fund, Strategic Income Fund, Worldwide Fund, Government Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, Ohio Tax Exempt Money Market Fund, International GDP Fund, Small Cap Value Fund, Small Cap Growth Fund, Equity Index Fund, Large Cap Core Fund, Short Term Bond Fund, Michigan Municipal Bond Fund, Ohio Municipal Bond Fund and Municipal Bond Fund may invest in the instruments of banks and savings and loans whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund, both of which are administered by the Federal Deposit Insurance Corporation, such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances. However, these instruments are not necessarily guaranteed by those organizations.

In addition to domestic bank obligations such as certificates of deposit, demand and time deposits, and bankers' acceptances, the Prime Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund and Michigan Municipal Money Market Fund may invest in: (a) Eurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks; (b) Eurodollar Time Deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and (c) Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States.

BEAR FUNDS

The Worldwide Fund may invest in bear funds. Bear funds are designed to allow investors to speculate on anticipated decreases in the S&P 500 Index(R) or to hedge an existing portfolio of securities or mutual fund shares.

Due to the nature of bear funds, investors could experience substantial losses during sustained periods of rising equity prices. This is the opposite likely result expected of investing in a traditional equity mutual fund in a generally rising stock market. Bear funds employ certain investment techniques, including engaging in short sales and in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

Under these techniques, bear funds will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the fund terminates the position. These bear funds will generally realize a gain if the underlying security or index declines in price between those dates. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that the funds pay or receive as the result of the transaction.

CLOSED-END INVESTMENT COMPANIES

The Strategic Income Fund, Large Cap Core Fund, Worldwide Fund and the funds in which they invest may invest in closed-end investment companies. Shares of closed-end investment companies will be acquired by investors in transactions not involving a public offering. These shares will be "restricted securities" and may be required to be held until the Fund's termination unless redeemed earlier. Shares may not be sold, transferred, assigned, pledged, or otherwise disposed of without registration under applicable federal or state securities laws or pursuant to an exemption from registration (in which case the shareholder will at the option of the Fund be required to provide the Fund with a legal opinion, in form and substance satisfactory to the Fund, that registration is not required). Accordingly, an investor must be willing to bear the economic risk of investment in the shares until shares are redeemed or the Fund is liquidated. No sale, transfer, assignment, pledge, or other disposition, whether voluntary or involuntary, of the shares may be made except by registration by the transfer agent on the Fund's books. Each transferee will be required to execute an instrument agreeing to be bound by these restrictions and to execute such other instruments or certifications as are reasonably required by the Fund. A transfer of the shares owned by a shareholder will not relieve the shareholder of any unfulfilled subscription obligation. Consent of the Fund is required prior to the assumption of the transferee's

Subscription Agreement by another party. The Fund may withhold consent to such an assumption at its absolute discretion.

CUSTODY RECEIPTS. The Balanced Fund, Intermediate Bond Fund, Bond Fund and U.S. Government Bond Fund may invest in custody receipts that represent corporate debt securities. Custody receipts, such as Lehman Brothers TRAINs and Morgan Stanley TRACERs, are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities. The sponsor will then generally sell those custody receipts in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt evidences the individual securities in the pool and the holder of a custody receipt generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt. If a custody receipt is sold, a holder will be treated as having directly disposed of its pro rata share of the securities evidenced by the custody receipt. Additionally, the holder of a custody receipt may withdraw the securities represented by a custody receipt subject to certain conditions.

Custody receipts are generally subject to the same risks as those securities evidenced by the receipts which, in the case of the Balanced Fund, Intermediate Bond Fund, Bond Fund and U.S. Government Bond Fund, are corporate debt securities. Additionally, custody receipts may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

FUTURES AND OPTIONS TRANSACTIONS.

All of the Funds (subject to the exceptions noted below) and funds in which the Worldwide Fund invests may engage in futures and options transactions as described below to the extent consistent with their investment objectives and policies.

As a means of reducing fluctuations in the net asset value of shares of the Funds, the Funds may attempt to hedge all or a portion of their portfolios through the purchase of put options on portfolio securities and put options on financial futures contracts for portfolio securities. The Funds may attempt to hedge all or a portion of their portfolios by buying and selling financial futures contracts and writing call options on futures contracts. The Funds may also write covered call options on portfolio securities to attempt to increase current income.

The Funds will maintain their positions in securities, options, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position may be closed out over-the-counter or on an exchange which provides a secondary market for options of the same series.

FUTURES CONTRACTS.

The Funds, except the Money Market Funds, (other than the Worldwide Fund, Multi Cap Value Fund, Micro Cap Value Fund and Strategic Income Fund) and the funds in which the Worldwide Fund invests may enter into futures contracts. A futures contract is a firm commitment by the seller, who agrees to make delivery of the specific type of security called for in the contract ("going short"), and the buyer, who agrees to take delivery of the security ("going long") at a certain time in the future. However, a securities index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index was originally written. No physical delivery of the underlying securities in the index is made.

Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government at a certain time in the future.

The purpose of the acquisition or sale of a futures contract by a Fund is to protect it from fluctuations in the value of securities caused by unanticipated changes in interest rates or stock prices without necessarily buying or selling securities. For example, in the fixed income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, a Fund could enter into contracts to "go short" to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would "go long" to hedge against a decline in market interest rates. Each Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The International Equity Fund may also invest in securities index futures contracts when Morgan Stanley believes such investment is more efficient, liquid or cost-effective than investing directly in the securities underlying the index.

STOCK INDEX OPTIONS.

The Funds (other than the Money Market Funds, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund, Large Cap Opportunity Fund, Micro Cap Value Fund, Strategic Income Fund, Worldwide Fund, Michigan Municipal Bond and Municipal Bond Fund) and the funds in which the Worldwide Fund invests may purchase put options on stock indices listed on national securities exchanges or traded in the over- the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index.

The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Funds' portfolios correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Funds will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Funds of options on stock indices will be subject to the ability of the Advisor (or Morgan Stanley or Chartwell, as applicable) to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS.

The Funds (other than the Money Market Funds, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund, Large Cap Opportunity Fund, Worldwide Fund, Multi Cap Value Fund, Micro Cap Value Fund, Strategic Income Fund and Municipal Bond Fund) and the funds in which the Worldwide Fund invests may purchase listed put options on financial futures contracts (and the International Equity Fund may purchase such put options over-the-counter). The Funds would use these options only to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in interest rates, or in the case of the International Equity Fund, when Morgan Stanley believes such investment is more efficient, liquid or cost-effective than investing directly in the futures contract or the underlying securities or when such futures contracts or securities are unavailable for investment upon favorable terms.

Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, a Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by a Fund upon the sale of the second option will be large enough to offset both the premium paid by a Fund for the original option plus the realized decrease in value of the hedged securities.

Alternatively, a Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. A Fund would then deliver the futures contract in return for payment of the strike price. If a Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

The International Equity Fund may write listed put options on financial futures contracts to hedge its portfolio or when Morgan Stanley believes such investment is more efficient, liquid or cost-effective than investing directly in the futures contract or the underlying securities or when such futures contracts or securities are unavailable for investment upon favorable terms. When the Fund writes a put option on a futures contract, it receives a premium for undertaking the obligation to assume a long futures position (buying a futures contract) at a fixed price at any time during the life of the option.

CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS.

The Funds (other than the Money Market Funds, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund, Large Cap Opportunity Fund, Worldwide Fund, Multi Cap Value Fund, Micro Cap Value Fund, Strategic Income Fund, Michigan Municipal Bond and Municipal Bond Fund) and the funds in which the Worldwide Fund invests may write listed call options or over-the- counter call options on futures contracts, to hedge their portfolios against an increase in market interest rates, or in the case of International Equity Fund, when Morgan Stanley believes such investment is more efficient, liquid or cost- effective than investing directly in the futures contract or the underlying securities or when such futures contracts or securities are unavailable for investment upon favorable terms. When a Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise and cause the price of futures to decrease, a Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of a Fund's call option position to increase. In other words, as the underlying future's price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that a Fund keeps the premium received for the option. This premium can help substantially offset the drop in value of a Fund's portfolio securities.

Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, a Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by a Fund for the initial option. The net premium income of a Fund will then substantially offset the realized decrease in value of the hedged securities.

The International Equity Fund may buy listed call options on financial futures contracts to hedge its portfolio. When the Fund purchases a call option on a futures contract, it is purchasing the right (not the obligation) to assume a long futures position (buy a futures contract) at a fixed price at any time during the life of the option.

LIMITATION ON OPEN FUTURES POSITIONS.

No Fund will maintain open positions in futures contracts it has sold or options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the securities or securities index underlying the futures contract and the futures contracts. If a Fund exceeds this limitation at any time, it will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"MARGIN" IN FUTURES TRANSACTIONS.

Unlike the purchase or sale of a security, the Funds do not pay or receive money upon the purchase or sale of a futures contract. Rather, the Funds are required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that a futures contract's initial margin does not involve the borrowing by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark to market its open futures positions. The Funds are also required to deposit and maintain margin when they write call options on futures contracts.

PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES.

The Funds (other than the Money Market Funds, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund, Large Cap Opportunity Fund, Worldwide Fund, Multi Cap Value Fund, Micro Cap Value Fund, Strategic Income Fund, Michigan Municipal Bond, and Municipal Bond Fund) and the funds in which the Worldwide Fund invests may purchase put options on portfolio securities to protect against price movements in particular securities in their respective portfolios. A put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES.

The Funds (other than the Money Market Funds, Ohio Municipal Fund, Intermediate Municipal Bond Fund, Michigan Municipal Bond, Large Cap Opportunity Fund, Worldwide Fund, Multi Cap Value Fund, Micro Cap Value Fund, and Strategic Income
Fund) and the funds in which the Worldwide Fund invests may also write covered call options to generate income. As the writer of a call option, a Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. A Fund may sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or securities for which it has segregated cash in the amount of any additional consideration).

OVER-THE-COUNTER OPTIONS.

The Funds (other than the Money Market Funds, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund, Michigan Municipal Bond, the Large Cap Opportunity Fund, Worldwide Fund, Multi Cap Value Fund, Micro Cap Value Fund and Strategic Income Fund) and the funds in which the Worldwide Fund invests may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by a Fund and not traded on an exchange.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS").

The U.S. Government Bond Fund, Bond Fund, Balanced Fund, Short Term Bond Fund, Intermediate Bond Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, Ohio Tax Exempt Money Market Fund, Prime Money Market Fund, Michigan Municipal Bond Fund, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund and the Municipal Bond Fund may invest in CMOs.

Privately issued CMOs generally represent an ownership interest in a pool of federal agency mortgage pass-through securities such as those issued by the Government National Mortgage Association. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools.

The market for such CMOs has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors make government-related pools highly liquid.

Certain debt securities such as, but not limited to, mortgage-related securities, collateralized mortgage obligations (CMO's), asset backed securities and securitized loan receivables, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of compliance with stated maturity policies and calculation of the Bond Fund's weighted average maturity, the effective maturity of such securities will be used.

CONVERTIBLE SECURITIES.

The Quality Growth Fund, Technology Fund, Mid Cap Growth Fund, Balanced Fund, International Equity Fund, Large Cap Opportunity Fund, Disciplined Large Cap Value Fund, Micro Cap Value Fund, Multi Cap Value Fund, Strategic Income Fund, Small Cap Value Fund, Equity Index Fund, Large Cap Core Fund, Bond Fund, Intermediate Bond Fund, Intermediate Municipal Bond Fund, U.S. Government Bond Fund, Short Term Bond Fund, Michigan Municipal Bond Fund, Ohio Municipal Bond Fund, Municipal Bond Fund and the funds in which the Worldwide Fund invests may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

Each of these Funds will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the opinion of the Advisor, Morgan Stanley, Chartwell or Heartland, as applicable, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. Otherwise the Fund may hold or trade convertible securities.

In selecting convertible securities for a Fund, the Advisor, Morgan Stanley, Chartwell or Heartland, as applicable, evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Advisor, Morgan Stanley, Chartwell or Heartland, as applicable, considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

GUARANTEED INVESTMENT CONTRACTS.

The Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, Ohio Tax Exempt Money Market Fund, Government Money Market Fund, Short Term Bond Fund, Michigan Municipal Bond Fund, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund and Municipal Bond Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under a GIC, the Fund gives cash to an insurance company which credits the Fund with the amount given plus interest based on a certain index, which interest is guaranteed to be not less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company's general assets. The Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, Michigan Municipal Bond Fund and Municipal Bond Fund will only purchase GICs from insurance companies which, at the time of purchase, have total assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be subject to a Fund's limitation on illiquid investments.

WARRANTS.

The Quality Growth Fund, Technology Fund, Mid Cap Growth Fund, Balanced Fund, International Equity Fund, Disciplined Large Cap Value Fund, International GDP Fund, Small Cap Value Fund, Small Cap Growth Fund, Equity Index Fund, Large Cap Core Fund and the funds in which the Worldwide Fund invests may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

MUNICIPAL SECURITIES.

The Ohio Municipal Bond Fund and Ohio Tax Exempt Money Market Fund may invest in Ohio municipal securities which have the characteristics set forth in their respective prospectus. The Intermediate Municipal Bond Fund, the Money Market Funds, Michigan Municipal Bond Fund and Municipal Bond Fund may invest in municipal securities of any state which have the characteristics set forth in the prospectus of that Fund. Examples of municipal securities are

(a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; government lease certificates purchased by the Fund will not contain nonappropriation clauses; (b) municipal notes and tax-exempt commercial paper; (c) serial bonds; (e) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (f) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (g) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. government obligations; and (h) general obligation bonds.

PARTICIPATION INTERESTS.

The Ohio Municipal Bond Fund, Ohio Tax Exempt Money Market Fund, Intermediate Municipal Bond Fund, Prime Money Market Fund, Government Money Market Fund, Municipal Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, International GDP Fund, Small Cap Growth Fund, Equity Index Fund, Large Cap Core Fund, Bond Fund, Intermediate Bond Fund, U.S. Government Bond Fund, Short Term Bond Fund, Michigan Municipal Bond Fund and Municipal Bond Fund may invest in participation interests. Participation interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which a Fund would be allowed to invest in directly. The financial institutions from which the Ohio Municipal Bond Fund, the Intermediate Municipal Bond Fund and the Municipal Money Market Fund may purchase participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Funds the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days).

STRIPPED OBLIGATIONS.

The Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, U.S. Treasury Money Market Fund, Prime Money Market Fund, Government Money Market Fund, Municipal Money Market Fund, Bond Fund, Ohio Tax Exempt Money Market Fund, Intermediate Bond Fund, Intermediate Municipal Bond Fund, Ohio Municipal Bond Fund, U.S. Government Bond Fund, Short Term Bond Fund, Michigan Municipal Bond Fund and Municipal Bond Fund may purchase U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution. These "stripped" U.S. Treasury obligations are offered under the Separate Trading of Registered Interest and Principal Securities ("STRIPS") program or Coupon Under Bank-Entry Safekeeping ("CUBES") program. These Funds may also purchase other stripped securities issued directly by agencies or instrumentalities of the U.S. government. STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. government that clear through the Federal Reserve System. These participations, which may be issued by the U.S. government (or a U.S. government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their face value, and may, with respect to the Bond Funds, include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Funds also may purchase U.S. dollar-denominated stripped securities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS which are not issued by the U.S. government (or a U.S. government agency or instrumentality) are considered illiquid. SMBS issued by the U.S. government (or a U.S. government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

Within the past several years, the Treasury Department has facilitated transfers of ownership of stripped securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system and the STRIPS program. Under the STRIPS program, the Funds will be able to have their beneficial ownership of stripped securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, Michigan Municipal Bond Fund and Municipal Bond Fund may acquire other U.S. government obligations and their unmatured interest coupons that have been stripped by their holder. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue. The staff of the Securities and Exchange Commission believes that participations in TIGRs, CATS and other similar trusts are not U.S. Government securities.

Although a "stripped" security may not pay interest to holders prior to maturity, federal income tax regulations require a Fund to recognize as interest income a portion of the security's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in a Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

VARIABLE RATE MUNICIPAL SECURITIES.

The Ohio Municipal Bond Fund, Ohio Tax Exempt Money Market Fund, Intermediate Municipal Bond Fund, Municipal Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, Short Term Bond Fund, Michigan Municipal Bond Fund, Balanced Fund, Bond Fund, Intermediate Bond Fund, U.S. Government Bond Fund, Prime Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund and Municipal Bond Fund may invest in variable rate municipal securities. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations. Many municipal securities with variable interest rates purchased by the Funds are subject to repayment of principal (usually within seven days) on the Funds' demand. The terms of these variable-rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

LOAN PARTICIPATION NOTES.

The Institutional Money Market Fund, Institutional Government Money Market Fund, Michigan Municipal Bond Fund, Ohio Municipal Bond Fund, Municipal Bond Fund, Bond Fund, Intermediate Municipal Bond Fund, Intermediate Bond Fund, Short Term Bond Fund, U.S. Government Bond Fund, Prime Money Market Fund, Government Money Market Fund, Municipal Money Market Fund, Ohio Tax Exempt Money Market Fund and Michigan Municipal Money Market Fund may purchase loan participation notes. A loan participation note represents participation in a corporate loan of a commercial bank with a remaining maturity of one year or less. Such loans must be to corporations in whose obligations the Funds may invest. Any participation purchased by a Fund must be issued by a bank in the United States with total assets exceeding $1 billion. Because the issuing bank does not guarantee the participation in any way, the participation is subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for a Fund to assert through the issuing bank such rights as may exist against the corporate borrower if the underlying corporate borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Moreover, under the terms of the loan participation a Fund may be regarded as a creditor of the issuing bank (rather than the underlying corporate borrower), so that the Fund may also be subject to the risk that the issuing bank may become insolvent. The secondary market, if any, for loan participations is extremely limited and any such participation purchased by a Fund may be regarded as illiquid.

MUNICIPAL LEASES.

The Ohio Municipal Bond Fund, Ohio Tax Exempt Money Market Fund, Intermediate Municipal Bond Fund, Municipal Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, Michigan Municipal Bond Fund and the Municipal Bond Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In determining the liquidity of municipal lease securities, the Advisor, under the authority delegated by the Trustees, will base its determination on the following factors: (a) whether the lease can be terminated by the lessee; (b) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (c) the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and, prospects);
(d) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"); and (e) any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease.

STAND-BY COMMITMENTS.

The Michigan Municipal Bond Fund, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund, Municipal Bond Fund, Michigan Municipal Money Market Fund, Ohio Tax Exempt Money Market Fund, Government Money Market Fund, Prime Money Market Fund, Municipal Money Market Fund and the Institutional Money Market Funds may enter into stand-by commitments with respect to municipal obligations held by them. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).

The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Advisor's opinion, present minimal credit risks. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value of a Fund. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

CASH.

From time to time, such as when suitable securities are not available, the Funds may retain a portion of their assets in cash. Any portion of a Fund's assets retained in cash will reduce the Fund's return and, in the case of bond funds and money market funds, the Fund's yield.

FOREIGN CURRENCY TRANSACTIONS.

The International Equity Fund, International GDP Fund, and the funds in which the Worldwide Fund invests may engage in foreign currency transactions.

CURRENCY RISKS.

The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although the International Equity Fund and International GDP Fund value their assets daily in U.S. dollars, they might not convert their holdings of foreign currencies to U.S. dollars daily. The International Equity Fund and International GDP Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies.

The International Equity Fund, the International GDP Fund, and the funds in which the Worldwide Fund may invest will engage in foreign currency exchange transactions in connection with their portfolio investments. The International Equity Fund and International GDP Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.

The International Equity Fund, International GDP Fund, and the funds in which the Worldwide Fund may invest may enter into forward foreign currency exchange contracts in order to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. Each of the Advisor and Subadvisor believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Funds' best interest to do so. The International Equity Fund may also enter into forward foreign currency exchange contracts to gain exposure to currencies underlying various securities or financial instruments held in the Fund.

Neither the International Equity Fund nor the International GDP Fund will enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge" denominated in a currency or currencies that the Advisor or Subadvisor, as applicable, believes will tend to be closely correlated with that currency with regard to price movements. Generally, the International Equity Fund and International GDP Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

FOREIGN CURRENCY OPTIONS.

The International Equity Fund and International GDP Fund may engage in foreign currency options, and the funds in which the Worldwide Fund may invest may purchase funds that engage in foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency.

When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration. A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the International Equity Fund and International GDP Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the International Equity Fund or International GDP Fund were holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put option. Likewise, if the International Equity Fund or International GDP Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, it would not have to exercise its call. Instead, it could acquire in the spot market the amount of foreign currency needed for settlement.

SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY OPTIONS.

Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the International Equity Fund's and International GDP Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the International Equity Fund and International GDP Fund will not purchase or write such options unless and until, in the opinion of the Advisor or Subadvisor, as applicable, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

FOREIGN CURRENCY FUTURES TRANSACTIONS.

By using foreign currency futures contracts and options on such contracts, the International Equity Fund, International GDP Fund and the funds in which the Worldwide Fund may invest may be able to achieve many of the same objectives as they would through the use of forward foreign currency exchange contracts. The International Equity Fund, International GDP Fund and the funds in which the Worldwide Fund invests may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS.

Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the International Equity Fund and International GDP Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Advisor or Subadvisor, as applicable, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the International Equity Fund and International GDP Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

U.S. GOVERNMENT OBLIGATIONS.

The types of U.S. government obligations in which any of the Funds may invest include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

o    the full faith and credit of the U.S. Treasury;

o the issuer's right to borrow from the U.S. Treasury; or the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentality issuing the obligations.

VARIABLE RATE U.S. GOVERNMENT SECURITIES.

Some of the short-term U.S. government securities that the Money Market Funds may purchase carry variable interest rates. These securities have a rate of interest subject to adjustment at least annually. This adjusted interest rate is ordinarily tied to some objective standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates will reduce the changes in the market value of such securities from their original purchase prices. Accordingly, the potential for capital appreciation or capital depreciation should not be greater than the potential for capital appreciation or capital depreciation of fixed interest rate U.S. government securities having maturities equal to the interest rate adjustment dates of the variable rate U.S. government securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS.

Each Fund may enter into when-issued and delayed delivery transactions. These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked-to-market daily and are maintained until the transaction has been settled. The Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 25% (20% with respect to the Small Cap Value Fund) of the total value of their assets.

REPURCHASE AGREEMENTS.

Each Fund may enter into repurchase agreements. A repurchase agreement is an agreement whereby a fund takes possession of securities from another party in exchange for cash and agrees to sell the security back to the party at a specified time and price. To the extent that the original seller does not repurchase the securities from a Fund, a Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Advisor, Morgan Stanley, Chartwell or Heartland, as applicable, to be creditworthy pursuant to guidelines established by the Trustees.

REVERSE REPURCHASE AGREEMENTS.

Except as provided above, the Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future it will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that a Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on a Fund's records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

LENDING OF PORTFOLIO SECURITIES.

Each Fund (other than the U.S. Treasury Money Market Fund) may lend portfolio securities. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of a Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund would not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

RESTRICTED AND ILLIQUID SECURITIES.

Each Fund may invest in securities issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) securities are restricted as to disposition under the federal securities laws and are generally sold to institutional investors, such as the Funds, who agree that they are purchasing such securities for investment purposes and not with a view to public distributions. Any resale by the purchaser must be in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity. The Funds believe that Section 4(2) securities and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) securities, as determined by the Advisor, Morgan Stanley, Chartwell or Heartland, as applicable, as liquid and not subject to the investment limitation applicable to illiquid securities.

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under the Securities and Exchange Commission ("SEC") staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive safe harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Fund believes that the SEC staff has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.

TEMPORARY AND DEFENSIVE INVESTMENTS.

Each Fund (other than the Money Market Funds) may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. Each of the Short Term Bond Fund, Michigan Municipal Bond Fund, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund and Municipal Bond Fund may shorten their dollar-weighted average maturity below its normal range if such action is deemed appropriate by the Advisor. The Michigan Municipal Bond Fund may invest in municipal bonds the income on which is exempt from federal income tax but not exempt from Michigan personal income taxes. The Michigan Municipal Money Market Fund may invest in short-term taxable money market obligations. The Money Market Funds may hold up to 100% of their assets in cash. A Fund will adopt a temporary defensive position when, in the opinion of the Advisor, Morgan Stanley, Chartwell or Heartland, as applicable, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Funds may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's ("S&P") or the "Prime" major rating category by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

PORTFOLIO TURNOVER

The Funds will not attempt to set or meet portfolio turnover rates since any turnover would be incidental to transactions undertaken in an attempt to achieve the Funds' investment objectives. The following is a list of the portfolio turnover rates for the Funds except the Money Market Funds and Funds in existence for less than one year:

                               FISCAL YEAR ENDED      FISCAL YEAR ENDED      FISCAL YEAR ENDED
                               -----------------      -----------------      -----------------
                                 JULY 31, 2002           JULY 31, 2001         JULY 31, 2000
                                 -------------           -------------         -------------
U.S. Government Bond Fund           180%                     77%                    46%
Bond Fund                           229%                    131%(***)              135%(**)
Ohio Municipal Bond Fund             28%                     26%                    26%
Quality Growth Fund                  20%                     20%                    21%
Mid Cap Growth Fund                  27%                     26%                    42%
Balanced Fund                        78%                     77%                   122%
International Equity Fund            23%                     42%                    86%
Disciplined Large Cap Value Fund     22%                     19%                    37%
Intermediate Bond Fund              229%                    141%(***)               168%(**)
Intermediate Municipal Bond Fund     86%                     36%(***)                59%(**)
Large Cap Opportunity Fund           70%                    139%                     53%
Technology Fund                      97%                     50%                     11%(*)
Multi Cap Value Fund                 25%+                    80%(**)                121%(**)
Micro Cap Value Fund                 16%+                    47%(**)                116%(**)
Strategic Income Fund                27%+                    34%(**)                 48%(**)
Worldwide Fund                      592%+                   974%(**)               1204%(**)
International GDP Fund                6%                     22%(***)                 7%(**)
Small Cap Growth Fund                25%                     13%(***)                28%(**)
Equity Index Fund                     9%                      4%(***)                 9%(**)
Large Cap Core Fund                   5%                      5%(***)                14%(**)
Short Term Bond Fund                111%                     56%(***)                73%(**)
Michigan Municipal Bond Fund         25%                     19%(***)                36%(**)
Municipal Bond Fund                  97%                     89%(***)               119%(**)

*    Reflects the period from June 5, 2000 through July 31, 2000.

**   For the fiscal year ended December 31st.

*** Reflects the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31 from December 31.

+ Reflects the period from January 1, 2002 through July 31, 2002. The Fund changed its fiscal year end to July 31 from December 31.

The estimated annual portfolio turnover rate for the Small Cap Value Fund is 50%.

The estimated annual portfolio turnover rate for each of the Funds of Funds is as follows:

      Fifth Third LifeModel Conservative Fund SM                      10-30%
      Fifth Third LifeModel Moderately Conservative Fund SM           10-30%

      Fifth Third LifeModel Moderate Fund SM                          10-30%
      Fifth Third LifeModel Moderately Aggressive Fund SM             10-30%
      Fifth Third LifeModel Aggressive Fund SM                        10-30%

INVESTMENT RISKS (MICHIGAN MUNICIPAL MONEY MARKET FUND AND MICHIGAN MUNICIPAL BOND FUND)

The State of Michigan's economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. However it has been undergoing certain basic changes in its underlying structure and these changes continued in 2002. These changes reflect a diversifying economy which is somewhat less reliant on the automobile industry.

Total wage and salary employment is estimated to have grown by 0.2% in 2001. The rate of unemployment is estimated to have been 5.0% in 2001, substantially increased from the rate of 3.4% in 2002. Personal income grew at an estimated 2.9% annual rate in 2001.

During the six years ending with the year 2000, improvements in the Michigan economy have resulted in increased revenue collections which, together with restraints on the expenditure side of the budget, have resulted in State General Fund budget surpluses, a substantial part of which were transferred to the State's counter-cyclical Budget and Economic Stabilization Fund. The balance of that Fund as of September 30, 2000 is estimated to have been in excess of $1.2 billion. These favorable trends did not continue in 2001 or 2002, as the Michigan economy felt the effects of the downturn in the national economy. In July, 2001 the Legislature began making adjustments in State expenditures and projected revenues and continued to do so in 2002. These adjustments are presently projected to reduce to $250 million the balance of the Budget and Economic Stabilization Fund by September 30, 2003.

Among the budget uncertainties facing the State during the next several years are whether the recently-enacted school finance reform package will provide adequate revenues to fund Kindergarten through Twelfth Grade education in the future, whether international monetary or financial crises will adversely affect Michigan's economy, particularly automobile production, and the uncertainties presented by proposed changes in Federal aid policies for state and local governments.

The State Constitution provides that proposed expenditures and revenues of any State operating fund must be in balance and that any prior year's surplus or deficit must be included in the succeeding year's budget for that fund.

The State Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 State personal income (which was 9.49%).

If in any fiscal year revenues exceed the revenue limitation by 1% or more, the entire amount of such excess must be rebated in the following fiscal year's personal income tax or single business tax. Any excess of less than 1% may be transferred to the State's Budget and Economic Stabilization Fund, a cash reserve intended to mitigate the adverse effects on the State budget of downturns in the business cycle. The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

The State Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year.

The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for the purpose of determining compliance with the provision cited above.

The State Constitution limits State general obligation debt to (i) short- term debt for State operating purposes, (ii) short-and long-term debt for the purpose of making loans to school districts, and (iii) long-term debt for voter-approved purposes.

Short-term debt for operating purposes is limited to an amount not in excess of 15% of undedicated revenues received during the preceding fiscal year and must be issued only to meet obligations incurred pursuant to appropriation and repaid during the fiscal year in which incurred. Such debt does not require voter approval.

The amount of debt incurred by the State for the purpose of making loans to school districts is recommended by the State Treasurer, who certifies the amounts necessary for loans to school districts. The bonds may be issued in whatever amount required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

There are also various State authorities and special purpose agencies created by the State which issue bonds secured by specific revenues. Such debt is not a general obligation of the State.

The State has issued and outstanding general obligation full faith and credit bonds for Water Resources, Environmental Protection Program, Recreation Program and School Loan purposes. As of September 30, 2001, the State had approximately $1.03 billion of general obligation bonds outstanding.

The State may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligation bonds issued by local school districts.

As of July, 2002, the ratings on State of Michigan general obligation bonds are "Aaa" by Moody's and "AAA" by S&P. There is no assurance that such ratings will continue for any period of time or that such ratings will not be revised or withdrawn. Because all or most of the Michigan Municipal Obligations are revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan itself, ratings on such Michigan Municipal Obligations may be different from those given to the State of Michigan.

The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involved programs generally in the areas of corrections, tax collection, commerce, and proceedings involving other budgetary reductions to school districts and governmental units, and court funding. The ultimate disposition of these proceedings was not determinable as of mid 2002.

The State Constitution limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

On March 15, 1994, Michigan voters approved a property tax and school finance reform measure known as Proposal A. Under Proposal A, as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% to 4.1% in 2002 and 4.0% in 2003, the cigarette tax increased from $.25 to $.75 per pack (to which an additional $.50 per pack was imposed in 2002) and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. A .75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a state property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on non-homestead property and nonqualified agricultural property. Proposal A, as implemented, contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

Proposal A shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and impact the State's ability to raise additional revenues in the future.

INVESTMENT RISKS (OHIO MUNICIPAL BOND FUND AND OHIO TAX EXEMPT MONEY MARKET
FUND)

The State of Ohio is a leading industrial state and exporter of manufactured goods. During the past two decades, both the number and percentage of manufacturing jobs, particularly in durable goods, has declined. Job growth in the state has been primarily in business services and distribution sectors. Ohio's economy is concentrated in automobile production and equipment, steel, rubber products and household appliances. Because Ohio and certain municipalities have large exposure to these industries, trends in these industries, over the long term, may impact the demographic and financial position of Ohio and its municipalities. To the degree that Ohio municipalities are exposed to domestic manufacturers that fail to make competitive adjustments, employment rates and disposable income of Ohio residents may deteriorate, possibly leading to population declines and the erosion of municipality tax bases.

In addition to the economic trends above, the political climate in various municipalities may contribute to the decisions of various businesses and individuals to relocate outside of Ohio. A municipality's political climate in particular may affect its own credit standing. For Ohio and its underlying municipalities, adjustment of credit ratings by the ratings agencies may affect the ability to issue securities and thereby affect the supply of issuances meeting the Fund's standards for investment.

Ohio ended fiscal year 2002 with a General Revenue Fund balance of $108.3 million. Ohio has also maintained a "rainy day" fund, the Budget Stabilization Fund, which had a balance of approximately $427.9 million as of the end of fiscal year 2002. Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the constitutionality of Ohio's system of school funding and compliance with the state constitutional requirement that Ohio provide a "thorough and efficient system of common schools." Most recently, settlement talks between the parties to comply with a September 6, 2001decisionby the Supreme Court of Ohio failed on March 21, 2002, and the matter is currently before the Supreme Court of Ohio. School funding poses significant but manageable challenges to the overall fiscal stability of Ohio.

Ohio has established procedures for municipal fiscal emergencies under which joint state/local commissions are established to monitor the fiscal affairs of financially troubled municipality. The original municipal fiscal emergency law was enacted in 1979 as a response to a financial crisis in the city of Cleveland. Since that time, financial planning and supervision commissions have aided 29 Ohio municipalities declared in fiscal emergency. As of January 2002, only nine remain under stewardship. Under this law, a municipality is required to develop a financial plan to eliminate deficits and cure any defaults. In 1996, fiscal emergency protection was extended to counties and townships.

The foregoing discussion only highlights some of the significant financial trends and problems affecting Ohio and its underlying municipalities.

                          FIFTH THIRD FUNDS MANAGEMENT

      The Trustees and officers of the Funds, their ages, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 3435 Stelzer Road, Columbus, Ohio 43219-3035


                              INDEPENDENT TRUSTEES
                              --------------------
                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                                                             IN FUND
                           POSITION(S)      TERM OF                                          COMPLEX
                              HELD          OFFICE AND                                       OVERSEEN        OTHER
    NAME, ADDRESS           WITH THE        LENGTH OF    PRINCIPAL OCCUPATION(S)                BY         DIRECTORSHIPS
       AND AGE               FUNDS       TIME SERVED     DURING THE PAST 5 YEARS             TRUSTEE      HELD BY TRUSTEE
       -------               -----       -----------     -----------------------             -------       ---------------
David J. Durham             Trustee      Indefinite,     President and Chief                   37              N/A
Birthdate: 5/10/1945                     June 2001-      Executive Officer of Clipper
                                         Present         Products, Inc., a wholesale
                                                         distributor, 1997-present.
                                                         Independent Contractor,
                                                         1995-1997.

J. Joseph Hale Jr.          Trustee      Indefinite,     Vice President, Corporate             37               N/A
Birthdate: 9/11/1949                       March         Communications; President, Cinergy
                                        2001-Present     Foundation, November 2001 - present.
                                                         President, Cinergy Corp., Cincinnati
                                                         Gas & Electric Co., The Union Light
                                                         Heat & Power Co., November 2000 -
                                                         October 2001. Vice President,
                                                         Corporate Communications, August
                                                         1996 - June 2000.

John E. Jaymont             Trustee      Indefinite,     AVP, PIANKO, Feb. 2002-               37          Printing
Birthdate: 12/5/1944                      October        present. Business                                 Industries of
                                        2001- Present    management consultant, April                      America-Master
                                                         2000-Feb. 2002. President,                        Printers of
                                                         Metroweb Corp.(publications                       America,
                                                         printing) 1997-2000.                              Director.

                               INTERESTED TRUSTEE
                              ---------------------

Edward Burke Carey*         Chairman-    Indefinite,     President of Carey Realty             37          The Foundation
Birthdate  7/2/1945         Board of      January        Investments, Inc.                                 of the Catholic
                           Trustees     1989-Present                                                       Diocese of
                                                                                                           Columbus-Trustee Ohio
                                                                                                           and Kentucky Chapter of
                                                                                                           the Counselors of Real
                                                                                                           Estate-Trustee, Chairman.

--------------

* Mr. Carey is treated by the Funds as an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and the Investment Advisor. Mr. Carey is an "interested person" because of his business transactions with Fifth Third Bank and its affiliates.



                                    OFFICERS
                                    --------

       NAME, ADDRESS         POSITION(S)       TERM OF          PRINCIPAL OCCUPATION(S)      NUMBER OF            OTHER
        AND AGE                 HELD         OFFICE AND        DURING THE PAST 5 YEARS      PORTFOLIOS         DIRECTORSHIPS
        --------              WITH THE       LENGTH OF         -----------------------       IN FUND          HELD BY TRUSTEE
                                FUNDS           TIME                                         COMPLEX         ----------------
                                -----          SERVED                                      OVERSEEN BY
                                               ------                                        TRUSTEE
                                                                                             -------
Russell D. Ungerman        Vice President     Indefinite,      Trust Officer of Fifth Third     N/A                  N/A
Birthdate: 2/09/1971         September                         Bank, 1998-present; Trust
                            2002 -Present                      Officer of Wilmington Trust
                                                               Co., 1994-1998.

Rodney L. Ruehle               Vice           Indefinite,      Employee of BISYS Fund           N/A                  N/A
Birthdate: 4/26/1968        President,         Vice-           Services Limited Partnership.
                            Secretary         President-
                                              September
                                             2001-Present
                                              Secretary-
                                             September

Adam S. Ness                 Treasurer        Indefinite,      Employee of BISYS Fund           N/A                 N/A
Birthdate: 10/14/1972                         September        Services Limited Partnership
                                             2001-Present      since June 1998. Prior to
                                                               that time, employee of KPMG
                                                               LLP.

Warren Leslie                Assistant        Indefinite,      Employee of BISYS Funds          N/A                 N/A
Birthdate: 2/13/1962       Secretary and       September       Service Limited Partnership
                             Assistant       2001-Present      since May 1995.
                                                               Treasurer

For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Trust are listed in the following table:

                           POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL
NAME                       UNDERWRITERS OF THE FUNDS
----                       --------------------------

Rodney L. Ruehle           BISYS Fund Services, Director, Compliance Services
Adam S. Ness               BISYS Fund Services, Director, Financial Services
Warren Leslie              BISYS Fund Services, Director, Client Services
Russell Ungerman           Fifth Third Bank, Trust Officer

COMMITTEES OF THE BOARD OF TRUSTEES

AUDIT COMMITTEE

The purposes of the Audit Committee are to oversee the Trust's accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; to consider the selection of independent public accountants for the Trust and the scope of the audit; and to act as a liaison between the Trust's independent auditors and the full Board of Trustees. Messrs. Hale, Durham, and Jaymont serve on this Committee. For the year ended December 31, 2001, there were two meetings of the Audit Committee.

NOMINATING COMMITTEE

The purpose of the Nominating Committee is to recommend qualified candidates to the Board in the event that a position is vacated or created. Messrs. Hale, Durham, and Jaymont serve on this committee. The Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominations Committee in care of the Fifth Third Funds. During the year ended December 31, 2001, the Nominating Committee met two times.

SECURITIES OWNERSHIP

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund's family of investment companies as of December 31, 2001:


                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN ALL REGISTERED
                                            DOLLAR RANGE OF EQUITY              INVESTMENT COMPANIES OVERSEEN BY
                                                  SECURITIES                   TRUSTEE IN FAMILY OF INVESTMENT
       NAME OF TRUSTEE                          IN THE FUNDS                            COMPANIES
       ---------------                          ------------                            ---------
Edward Burke Carey               Large Cap Opportunity Fund: $50,001 - $100,000        >$100,000*
                                       Quality Growth Fund: > $100,000*
                                  Prime Money Market Fund: $1 - $10,000
                                      Balanced Fund: $10,001 - $50,000
                                   International Equity Fund: $1 - $10,000
                                      Mid Cap Growth Fund: > $100,000*
                                        Technology Fund: $1 - $10,000
                                 Government Money Market Fund: $10,001 - $50,000

J. Joseph Hale, Jr., Trustee                       $0                                       $0

David J. Durham, Trustee                           $0                                       $0

John E. Jaymont, Trustee                           $0                                       $0

--------------
*    denotes greater than

For independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust as of December 31, 2001:


                            NAME OF OWNERS
                               AND
                            RELATIONSHIPS
     NAME OF TRUSTEE         TO TRUSTEE           COMPANY       TITLE OF CLASS     VALUE OF SECURITIES   PERCENT OF CLASS
      ---------------         ----------          -------       --------------    -------------------   ----------------
J. Joseph Hale, Jr.              N/A               N/A              N/A                   N/A                N/A
David J. Durham                  N/A               N/A              N/A                   N/A                N/A
John E. Jaymont                  N/A               N/A              N/A                   N/A                N/A


As of November 1, 2002, the Officers and Trustees owned less than 1% of any class of any Fund.

TRUSTEES COMPENSATION


                                     AGGREGATE COMPENSATION FROM THE       TOTAL COMPENSATION FROM FUNDS AND FUND
                                    FUNDS FOR THE FISCAL YEAR ENDING       COMPLEX PAID TO TRUSTEES FOR THE FISCAL YEAR
 NAME OF PERSON, POSITION               JULY 31, 2002                                 ENDING JULY 31, 2002
 ------------------------               -------------                                 --------------------
Edward Burke Carey, Trustee                 $27,250                                        $27,250
J. Joseph Hale, Jr., Trustee                $23,000                                        $23,000
David J. Durham, Trustee                    $23,000                                        $23,000
John E. Jaymont, Trustee                    $24,500                                        $24,500


The following table indicates the name, address, and percentage of ownership of each person who owns of record or is known by the Trust to own beneficially 5% or more of any Class of a Fund's outstanding shares as of January 24, 2003:



NAME, ADDRESS                                                      RECORD                                BENEFICIAL
-------------                                                      ------                                ------------
                                                   Small Cap Growth Fund - Institutional

Fifth Third Bank
Steelcase P/S General Fund
1850 East Paris SE
MD ROPS58
Grand Rapids, MI 49546-6210                                        5.96%                                   5.96%

Fifth Third Bank
Steelcase P/S Balanced Fund
1850 East Paris SE
MD ROPS58                                                          8.09%                                   8.09%
Grand Rapids, MI 49546-6210

Fifth Third Bank
Steelcase P/S Long Term Growth Fund
1850 East Paris SE
MD ROPS58
Grand Rapids, MI 49546-6210
                                                                   5.79%                                   5.79%
Fifth Third Bank - RPS
FBO RPS Retirement Accounts
MD 1090BB                                                          6.47%                                   6.41%
Cincinnati, OH  45263

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                               47.78%                                  45.39%

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                               24.94%                                  24.69%

                                                   Micro Cap Value Fund -- Institutional

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                               63.32%                                  59.52%

Fifth Third Bank

Reinvest Account
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                               15.15%                                  14.54%

Fifth Third Bank - RPS
FBO RPS Retirement Accounts
MD 1090BB                                                          7.88%                                   6.07%
Cincinnati, OH  45263

National City
Constance Gelfand Trust
P.O. Box 94984
Cleveland, OH  44101-4984                                          5.86%                                   5.86%

                                                      Worldwide Fund -- Institutional
Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                               45.64%                                  41.08%
Fifth Third Bank - RPS
FBO RPS Retirement Accounts
MD 1090BB                                                          48.48%                                  18.42%
Cincinnati, OH  45263

                                                   Multi Cap Value Fund -- Institutional

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                               74.82%                                  69.58%

Fifth Third Bank
Reinvest Account
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                               13.33%                                  12.80%

Fifth Third Bank - RPS
FBO RPS Retirement Accounts
MD 1090BB                                                          8.76%                                   5.08%
Cincinnati, OH  45263

                                                   Strategic Income Fund -- Institutional

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                               78.25%                                  75.90%

Fifth Third Bank
Reinvest Account
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                               7.27%                                   7.20%

Fifth Third Bank - RPS



FBO RPS Retirement Accounts
MD 1090BB                                                          10.37%                                  10.37%
Cincinnati, OH  45263

                                                         Bond Fund -- Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048

Cincinnati, OH  45263                                              67.31%                                  62.60%

Fifth Third Bank
Trust and Investment Services R
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH  45263                                              22.00%                                  19.36%

Fifth Third Bank - RPS
FBO RPS Retirement Accounts
MD 1090BB                                                          9.78%                                   7.53%
Cincinnati, OH  45263

                                              U.S. Treasury Money Market Fund -- Institutional
Fifth Third Bank Trust Dept
Fifth Third Mutual Funds Dept
P.O. Box 630074
PROCESSING

Cincinnati, OH 45263-0001                                          91.93%                                  70.05%
BISYS Fund Services
3435 Stelzer Road
ATTN:  Institutional Services Group
Columbus, OH  43219                                                7.01%                                   7.01%

                                             Disciplined Large Cap Value Fund -- Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH  45263                                              74.34%                                  69.88%

Fifth Third Bank
Trust and Investment Services R
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH  45263                                              23.21%                                  22.98%

                                                       Balanced Fund -- Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 1090F2
Cincinnati, OH  45263                                              10.06%                                  9.76%
Fifth Third Bank
Trust and Investment Services R

38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH  45263                                              19.46%                                  15.37%
Fifth Third Bank - RPS
FBO RPS Retirement Accounts
MD 1090BB
Cincinnati, OH  45263

                                                                   68.44%                                  51.33%

                                               Government Money Market Fund -- Institutional

Fifth Third Bank Trust Dept
Fifth Third Mutual Funds Dept
P.O. Box 630074
PROCESSING
Cincinnati, OH 45263-0001                                          94.35%                                  72.92%
                                                  Prime Money Market Fund -- Institutional
Fifth Third Bank Trust Dept.
Fifth Third Mutual Funds Dept.
P.O. Box 630074
PROCESSING
Cincinnati, OH 45263-0001                                          81.33%                                  59.21%

Fifth Third Bank
Steelcase P/S Money Market Fund
1850 East Paris SE
MD ROPS58
Grand Rapids, MI 49546-6210                                        8.34%                                   8.34%

                                                Municipal Money Market Fund -- Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH  45263                                              96.74%                                  85.23%

                                               Institutional Government Money Market Fund --
                                                               Institutional
BHC Securities Inc.
Twelve Hundred
One Commerce Square
2005 Market St.
ATTN Cash Sweeps Dept.
Philadelphia, PA  19103                                            29.71%                                    0%

Fifth Third Bank
ATTN:  Trust Operations
P.O. Box 63007
ACI PROCESSING
Cincinnati, OH 45263                                               69.14%                                  26.13%

                                              Institutional Money Market Fund -- Institutional

Fifth Third Bank
ATTN:  Trust Operations
P.O. Box 63007
ACI PROCESSING


Cincinnati, OH 45263                                               73.76%                                  60.19%

FISERV Investor Securities Inc.
ATTN:  Cash Sweeps Dept.
2005 Market St., 14th Floor
One Commerce Square
Philadelphia, PA  19103-3212                                       25.73%                                    0%

                                                    Large Cap Core Fund -- Institutional

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                               58.35%                                  56.02%

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                               35.23%                                  34.88%
Fifth Third Bank - RPS
FBO RPS Retirement Accounts
MD 1090BB
Cincinnati, OH  45263                                              5.09%                                   4.94%

                                                    Mid Cap Growth Fund - Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 1090F2                                                                          43.89%
Cincinnati, OH 45263                                               46.69%

Fifth Third Bank
Trust and Investment Services R
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048                                                                          25.46%
Cincinnati, OH 45263                                               27.98%

Fifth Third Bank - RPS
FBO RPS Retirement Accounts
MD 1090BB
Cincinnati, OH  45263                                              24.49%                                  22.04%

                                                      Technology Fund - Institutional

Fifth Third Bank - RPS
FBO RPS Retirement Accounts
MD 1090BB
Cincinnati, OH  45263                                                                                      28.12%
                                                                   29.92%

Fifth Third Bank Trust
38 Fountain Square Plaza 1090 F2
Cincinnati, OH 45263                                               23.87%                                  23.15%

Fifth Third Bank Trust
38 Fountain Square Plaza 1090 F2

Cincinnati, OH 45263                                               45.77%                                  42.57%

                                                 Large Cap Opportunity Fund - Institutional

Fifth Third Bank
Trust and Investment Services R
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH 45263                                               5.72%                                   4.86%

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH 45263                                               13.24%                                  11.12%

Fifth Third Bank - RPS
FBO RPS Retirement Accounts
MD 1090BB
Cincinnati, OH  45263

                                                                   41.30%                                  36.76%
                                                    Quality Growth Fund - Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 1090F2
Cincinnati, OH 45263                                               42.94%                                  39.93%

Fifth Third Bank
Trust and Investment Services R
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 1090F2
Cincinnati, OH 45263                                               20.98%                                  19.30%

Fifth Third Bank - RPS
FBO RPS Retirement Accounts
MD 1090BB
Cincinnati, OH  45263

                                                                   35.01%                                  31.16%

                                                     Equity Index Fund - Institutional

Fifth Third Bank
Steelcase P/S General Fund
1850 East Paris SE
MD ROPS58
Grand Rapids, MI 49546-6210                                        10.62%                                  10.62%

Fifth Third Bank
Steelcase P/S Balanced Fund
1850 East Paris SE
MD ROPS58
Grand Rapids, MI 49546-6210                                        14.44%                                  14.44%


Bank of New York
Steelcase Inc. 401(k) Plan AC 845206
One Wall Street, 12th Floor
New York, NY 10286                                                 8.24%                                     0%

Fifth Third
Steelcase P/S Long Term Growth Fund
1850 East Paris SE
MD ROPS58
Grand Rapids, MI 49546-6210                                        10.33%                                  10.33%

Fifth Third Bank - RPS
FBO RPS Retirement Accounts
MD 1090BB                                                          19.03%                                  17.51%
Cincinnati, OH  45263

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                               23.32%                                  22.39%

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                               13.67%                                  13.53%

                                                    Municipal Bond Fund - Institutional

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                               96.12%                                  93.24%


                                                LifeModel Conservative Fund -- Institutional

Fifth Third Bank - RPS
FBO RPS Retirement Accounts
MD 1090BB
Cincinnati, OH  45263                                              99.73%                                  38.89%

                                          LifeModel Moderately Conservative Fund -- Institutional

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                               11.93%                                  11.93%

Fifth Third Bank
P.O. Box 630074
Mutual Fund Processing                                             77.37%                                  77.37%
Cincinnati, OH  45263

Fifth Third Bank - RPS
FBO RPS Retirement Accounts
MD 1090BB

Cincinnati, OH  45263                                              10.59%                                  7.84%

                                                  LifeModel Moderate Fund -- Institutional

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                               50.41%                                  50.41%
Fifth Third Bank - RPS
FBO RPS Retirement Accounts
MD 1090BB                                                          45.53%
Cincinnati, OH  45263                                                                                      28.23%

                                           LifeModel Moderately Aggressive Fund -- Institutional

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                               77.74%                                  77.74%

Fifth Third Bank
P.O. Box 630074
Mutual Fund Processing                                             13.27%                                  13.27%
Cincinnati, OH  45263
Fifth Third Bank - RPS
FBO RPS Retirement Accounts
MD 1090BB
Cincinnati, OH  45263                                              8.98%                                   0.63%

                                                 LifeModel Aggressive Fund -- Institutional

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                               73.70%                                  73.70%

Fifth Third Bank
 P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                               14.35%                                  14.35%

Fifth Third Bank - RPS
FBO RPS Retirement Accounts
MD 1090BB
Cincinnati, OH  45263                                              11.90%                                  11.90%

                                                 International Equity Fund - Institutional

Fifth Third Bank & Investment Services
38 Fountain Square Plaza
Mail Drop 1090E5
Cincinnati, OH 45263-0000                                          53.76%                                  35.48%

Fifth Third Bank & Investment Services
38 Fountain Square Plaza
Mail Drop 1090E5

Cincinnati, OH 45263-0000
                                                                   33.44%                                  31.77%
Fifth Third Bank - RPS
FBO RPS Retirement Accounts
MD 1090BB
Cincinnati, OH  45263                                              12.42%                                  9.07%

                                                   International GDP Fund - Institutional

Fifth Third
Steelcase P/S General Fund
1850 East Paris SE
MD ROPS58
Grand Rapids, MI  49546-6210                                       5.63%                                   5.63%


Fifth Third
Steelcase P/S Balanced Fund
1850 East Paris SE
MD ROPS58
Grand Rapids, MI  49546-6210                                       7.65%                                   7.65%

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                               46.74%                                  43.94%

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                               31.51%                                  31.19%

Fifth Third Bank
Steelcase P/S Long Term Growth Fund
1850 East Paris SE
MD ROPS58                                                          5.48%                                   5.48%
Grand Rapids, MI  495466210
                                                Michigan Municipal Bond Fund - Institutional

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                               90.73%                                  87.10%

Fifth Third Bank
P.O. Box 630074
MUTUAL FUND PROCESSING
Cincinnati, OH 45263                                               8.68%                                   8.16%


                                                  Ohio Municipal Bond Fund - Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH 45263                                               98.73%                                  92.81%

                                            Michigan Municipal Money Market Fund - Institutional

BHC Securities Inc.
Twelve Hundred
One Commerce Square
2005 Market St.
ATTN Cash Sweeps Dept.
Philadelphia, PA  19103                                            45.20%                                    0%

Fifth Third Bank
ATTN:  Trust Operations
P.O. Box 63007
ACI Processing                                                     54.80%                                  51.02%
Cincinnati, OH 45263

                                              Intermediate Municipal Bond Fund - Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH 45263                                               97.59%                                  93.69%

                                                   Intermediate Bond Fund - Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH  45263                                              61.81%                                  58.10%

Fifth Third Bank
Trust and Investment Services R
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048

Cincinnati, OH  45263                                              27.71%                                  26.05%

Fifth Third Bank - RPS
FBO RPS Retirement Accounts

MD 1090BB                                                          5.89%                                   5.60%
Cincinnati, OH  45263

                                                 U.S. Government Bond Fund - Institutional
Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048                                  42.34%                                  37.68%

Cincinnati, OH 45263


Fifth Third Bank
Trust and Investment Services R
38 Fountain Square Plaza
ATTN:  Trust Acctg Dept MD 109048
Cincinnati, OH 45263                                               27.43%                                  24.96%

Fifth Third Bank - RPS
FBO RPS Retirement Accounts
MD 1090BB
Cincinnati, OH  45263

                                                                   29.86%                                  25.38%

                                                    Short Term Bond Fund - Institutional

Fifth Third Bank
Steelcase P/S General Fund
1850 East Paris SE
MD ROPS58                                                          23.21%
Grand Rapids, MI  495466210                                                                                23.21%

Bank of New York
Steelcase Inc 401K Plan AC 845207
One Wall Street 12th Floor
New York, NY  10286                                                11.21%                                    0%

Fifth Third Bank
P.O. Box 630074
Mutual Fund Processing
Cincinnati, OH  45263                                              44.24%                                  41.59%

Fifth Third Bank
P.O. Box 630074
Mutual Fund Processing
Cincinnati, OH  45263                                              16.21%                                  15.56%

                                                      Small Cap Growth Fund - Advisor

FISERV Securities Inc.
FAO 45898774
2005 Market Street, Ste. 1200
One Commerce Square                                                6.31%                                     0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16074348
2005 Market Street, Ste. 1200
One Commerce Square                                                14.72%                                    0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 44851693
2005 Market Street, Ste. 1200
One Commerce Square                                                14.72%                                    0%
Philadelphia, PA 19103

FISERV Securities Inc.

FAO 45898750
2005 Market Street, Ste. 1200
One Commerce Square                                                8.41%                                     0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16086087
2005 Market Street, Ste. 1200
One Commerce Square                                                15.85%                                    0%
Philadelphia, PA 19103

                                                       Mid Cap Growth Fund - Advisor

FISERV Securities Inc.
FAO 45427038
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                             32.65%                                    0%

FISERV Securities Inc.
FAO 16497319
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                             8.38%                                     0%

FISERV Securities Inc.
FAO 16072820
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                             12.19%                                    0%

FISERV Securities Inc.
FAO 45430875
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                             7.75%                                     0%

Dale C. Strickland
Lori A. Strickland
4020 S. Ridge Road

Perry, OH  44081                                                   6.64%                                   6.64%

FISERV Securities Inc.
FAO 16148740
2005 Market Street, Ste. 1200
One Commerce Square                                                5.53%                                     0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16590874
2005 Market Street, Ste. 1200
One Commerce Square                                                5.94%                                     0%
Philadelphia, PA 19103

                                                      Micro Cap Value Fund -- Advisor

Maureen K. Wolfson
Equitable Life for Sep IRA

200 Plaza Drive
Acct 65 On Behalf of Various

Secaucus, NJ  07094                                                7.28%                                   7.28%

                                                       Multi Cap Value Fund - Advisor

Saxon & Co.
P.O. Box 7780-1888
Attn:  OEMF

Philadelphia, PA  19182                                            7.48%                                     0%

                                                         Technology Fund - Advisor

BISYS Fund Services Ohio Inc.
60 State St., Ste 1300
Support Account                                                    11.28%                                  11.28%
Boston, MA 02109

FISERV Securities Inc.
FAO 16798341
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                             9.28%                                     0%

FISERV Securities Inc.
FAO 16798379
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                             11.07%                                    0%

FISERV Securities Inc.
FAO 16328393
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                             41.63%                                    0%

FISERV Securities Inc.
FAO 16472031
2005 Market Street Suite 1200
One Commerce Square                                                19.37%                                    0%
Philadelphia, PA  19103

                                                       Quality Growth Fund - Advisor

FISERV Securities Inc.
FAO 44851693
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                             5.63%                                     0%

FISERV Securities Inc.
FAO 45425195
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                             5.09%                                     0%

FISERV Securities Inc.
FAO 16086087
2005 Market Street, Ste. 1200

One Commerce Square                                                10.33%                                    0%
Philadelphia, PA 19103

                                                        Equity Index Fund - Advisor

FISERV Securities Inc.
FAO 16497319
2005 Market Street, Ste. 1200
One Commerce Square                                                15.61%                                    0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16307003
2005 Market Street, Ste. 1200
One Commerce Square                                                                                          0%
Philadelphia, PA 19103                                             17.63%

FISERV Securities Inc.
FAO 16473667
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                             17.54%                                    0%

FISERV Securities Inc.
FAO 16501137
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                             5.24%                                     0%

FISERV Securities Inc.
FAO 16247698
2005 Market Street Suite 1200
One Commerce Square                                                7.68%                                     0%
Philadelphia, PA  19103

FISERV Securities Inc.
FAO 16771558
2005 Market Street Suite 1200
One Commerce Square                                                16.85%                                    0%
Philadelphia, PA  19103

                                                          Balanced Fund - Advisor

FISERV Securities Inc.
FAO 45897067
2005 Market Street, Ste. 1200
One Commerce Square                                                26.51%                                    0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 45898566
2005 Market Street, Ste. 1200
One Commerce Square                                                                                          0%
Philadelphia, PA 19103                                             15.66%

FISERV Securities Inc.
FAO 45428764
2005 Market Street, Ste. 1200

One Commerce Square                                                                                          0%
Philadelphia, PA 19103                                             42.76%

FISERV Securities Inc.
FAO 16247698
2005 Market Street, Ste. 1200
One Commerce Square                                                8.39%                                     0%
Philadelphia, PA 19103

                                                       Municipal Bond Fund - Advisor

FISERV Securities Inc.
FAO 16223777
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                             55.25%                                  6.75%

FISERV Securities Inc.
FAO 16254250
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                             37.91%                                    0%

                                                            Bond Fund - Advisor

FISERV Securities Inc.
FAO 16056245
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                             5.05%                                     0%

FISERV Securities Inc.
FAO 45427043
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                             7.96%                                     0%

FISERV Securities Inc.
FAO 16063953
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                             7.91%                                     0%

FISERV Securities Inc.
FAO 45425195

2005 Market Street, Ste. 1200                                                                                0%
One Commerce Square
Philadelphia, PA 19103                                             7.91%

FISERV Securities Inc.
FAO 16167154
2005 Market Street, Ste. 1200
Philadelphia, PA 19103                                             27.03%                                    0%

                                                     Prime Money Market Fund - Advisor

John P. Albert
Sarah Albert
8500 Station Street

200                                                                7.07%                                     0%
Mentor, OH  44060

Albert E. Payne MD Inc.
Profit Sharing Plan
Albert E. Payne Ttee
600 Portage Trl
Cuyahoga Falls, OH  44221                                          36.59%                                    0%

Albert Payne
Carolyn Payne
24400 Highpoint Rd., Ste. 2
c/o W. Kobyljanec Entrust
Beachwood, OH  44122-5421                                          11.83%                                    0%

Albert E. Payne MD Inc.
Profit Sharing Plan
Albert E. Payne Ttee
600 Portage Trl
Cuyahoga Falls, OH  44221                                          42.65%                                    0%

                                                          Worldwide Fund - Advisor

NFSC FEBO 679-280224
Peconic Offshore Fund Corp
Nassau
BAHAMAS  013                                                       6.19%                                     0%

                                                      Small Cap Growth Fund - Class A
NFSC FEBO 279-102636
First Mercantile Trust Co
57 Germantown Ct
Attn:  Funds Mgmt                                                  5.05%                                     0%
Cordova, TN  38018
                                                   LifeModel Conservative Fund - Class A
FISERV Securities Inc.
FAO 16253849
2005 Market Street, Ste. 1200
One Commerce Square                                                8.40%                                     0%
Philadelphia, PA 19103
FISERV Securities Inc.
FAO 30747516
2005 Market Street, Ste. 1200
One Commerce Square                                                6.09%                                     0%
Philadelphia, PA 19103
NFSC FEBO 279-103829
First Mercantile Trust Co
57 Germantown Ct

Attn:  Funds Mgmt                                                  14.33%                                    0%
Cordova, TN  38018
FISERV Securities Inc.
FAO 30749092
2005 Market Street, Ste. 1200
One Commerce Square                                                10.15%                                    0%
Philadelphia, PA 19103

                                                     LifeModel Moderate Fund - Class A
FISERV Securities Inc.
FAO 30737051
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                             6.31%                                     0%

                                               LifeModel Moderately Aggressive Fund - Class A
FISERV Securities Inc.
FAO 16757699
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                             15.17%                                    0%

FISERV Securities Inc.
FAO 16947529
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                             6.54%                                     0%

                                                    LifeModel Aggressive Fund - Class A
FISERV Securities Inc.
FAO 16696743
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                             7.84%                                     0%

FISERV Securities Inc.
FAO 16817405
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                             7.51%                                     0%

FISERV Securities Inc.
FAO 16232729
2005 Market Street Suite 1200
Once Commerce Square                                               7.90%                                     0%
Philadelphia, PA  19103

FISERV Securities Inc.
FAO 16946394
2005 Market Street Suite 1200
Once Commerce Square                                               5.62%                                     0%
Philadelphia, PA  19103

FISERV Securities Inc.
FAO 16981392
2005 Market Street Suite 1200
Once Commerce Square                                               11.83%                                    0%
Philadelphia, PA  19103

                                                        Equity Index Fund - Class A

NFSC FEBO 279-102490
First Mercantile Trust Co.
57 Germantown Ct.
Attn:  Funds Mgmt                                                  6.24%                                     0%

Cordova, TN  38018

                                                    International Equity Fund - Class A
Trustlynx & Co.
Account 00T08
P.O. Box 173736
Trustlynx                                                          12.90%                                    0%
Denver, CO 80217-3736

Hickory Notch LP
Attn:  Michael Dever
103 Sabot Park                                                     5.00%                                     0%
Manakin Sabot, VA  23103
                                                   Michigan Municipal Bond Fund - Class A
Northern Trust Co.
Richard  U. Light Irrev S Tr
P.O. Box 92956
Chicago, IL 60675                                                  9.62%                                     0%

Northern Trust Co.
Christopher U. Light Rev Tr
P.O. Box 92956
Chicago, IL 60675                                                  14.00%                                    0%

                                                     Ohio Municipal Bond Fund - Class A
Benjamin Solomon
Donald L. Blumenthal
The Nathan and Violet David Foundation
P.O. Box 3303
Incline Village, NV  89450                                         7.39%                                     0%

                                                       Municipal Bond Fund - Class A
FISERV Securities Inc.
FAO 45812737
2005 Market Street, Ste. 1200
One Commerce Square                                                                                          0%
Philadelphia, PA 19103                                             6.87%

FISERV Securities Inc.
FAO 16266371
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                             5.55%                                     0%

Benjamin Solomon
Donald L. Blumenthal
The Nathan and Violet David Foundation
P.O. Box 3303
Incline Village, NV  89450                                         42.82%                                    0%

                                                 Intermediate Municipal Bond Fund - Class A
FISERV Securities Inc.
FAO 16375695
2005 Market Street, Ste. 1200

One Commerce Square
Philadelphia, PA 19103                                             16.91%                                    0%

Benjamin Solomon
Donald L. Blumenthal
The Nathan and Violet David Foundation
P.O. Box 3303
Incline Village, NV  89450                                         22.81%                                  22.81%

                                                       Short Term Bond Fund - Class A
FISERV Securities Inc.
FAO 16735853
2005 Market Street, Ste. 1200
One Commerce Square                                                5.09%                                     0%
Philadelphia, PA 19103

                                                    U.S. Government Bond Fund - Class A
FISERV Securities Inc.
FAO 16383110
2005 Market Street, Ste. 1200
One Commerce Square                                                7.33%                                     0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 45952370
2005 Market Street, Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                             5.39%                                     0%

                                                     Prime Money Market Fund - Class A
FISERV Investor Securities Inc.
Attn Cash Sweeps Dept.
2005 Market St., 14th Floor
One Commerce Square                                                97.04%                                    0%
Philadelphia, PA 19103-3212

                                                   Government Money Market Fund - Class A
FISERV Investor Securities Inc.
Attn Cash Sweeps Dept.
2005 Market St., 14th Floor
One Commerce Square                                                89.74%                                    0%
Philadelphia, PA 19103--3212

                                               Michigan Municipal Money Market Fund - Class A
Chester Harvey
Pauline I. Harvey Co
Harvey Living Trust
8085 Emberly Drive                                                 43.29%                                  43.29%
Jennison, MI  49428

Marguerite G. Nasoff
Morton Nasoff
2022 Eastern Drive                                                 16.89%                                  16.89%
Jacksonville, FL  32250

Susan J. Torroll

Joseph T. Torroll
466 East Street
OS                                                                 13.85%                                  13.85%
Winfield, IL  60190

William A. Roberts
P.O. Box 579
Hinsdale, IL  60522
                                                                   5.63%                                   5.63%

C.R. Wilson
Joyce L. Wilson
9890 Parmalee Road
Middleville, MI  49333                                             16.32%                                  16.32%

                                                   Municipal Money Market Fund - Class A
FISERV Investor  Securities Inc.
Attn Cash Sweeps Dept.
2005 Market St., 14th Floor
One Commerce Square                                                94.20%                                    0%
Philadelphia, PA 19103

                                                       Micro Cap Value Fund - Class A
NFSC FEBO X07-397300
Stargate Partnership SP
40 Rue De Marche
Bank Of America                                                    36.34%                                    0%
Switzerland 205
                                                   LifeModel Conservative Fund - Class B
FISERV Securities Inc.
FAO 16789817
2005 Market St., Ste. 1200
One Commerce Square                                                5.45%                                     0%
Philadelphia, PA 19103
                                              LifeModel Moderately Conservative Fund - Class B
FISERV Securities Inc.
FAO 45942183
2005 Market St., Ste. 1200
One Commerce Square                                                7.36%                                     0%
Philadelphia, PA 19103
                                                    LifeModel Aggressive Fund - Class B
FISERV Securities Inc.
FAO 16339914
2005 Market St., Ste. 1200
One Commerce Square                                                6.52%                                     0%
Philadelphia, PA 19103
                                                    International Equity Fund - Class B
FISERV Securities Inc.
FAO 31632939
2005 Market St., Ste. 1200
One Commerce Square                                                6.68%                                     0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16787069                                                       9.71%                                     0%

2005 Market St., Ste. 1200
One Commerce Square
Philadelphia, PA 19103
                                                         Technology Fund - Class B
NFSC FEBO  X67-207802
Richard G. Fagin                                                   5.55%                                     0%
3417 Beverly Drive
Dallas, TX  75202
                                                 Intermediate Municipal Bond Fund - Class B
FISERV Securities Inc.
FAO 31413239
2005 Market St., Ste. 1200
One Commerce Square                                                6.94%                                     0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16066433
2005 Market St., Ste. 1200
One Commerce Square                                                6.09%                                     0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16163523
2005 Market St., Ste. 1200
One Commerce Square
Philadelphia, PA 19103                                             7.32%                                     0%

FISERV Securities Inc.
FAO 31522083
2005 Market St., Ste. 1200
One Commerce Square                                                6.08%                                     0%
Philadelphia, PA 19103


FISERV Securities Inc.
FAO 16391365
2005 Market St., Ste. 1200
One Commerce Square                                                31.86%                                    0%
Philadelphia, PA 19103
                                                    Large Cap Opportunity Fund - Class B
FISERV Securities Inc.
FAO 31534000
2005 Market St., Ste. 1200
One Commerce Square                                                20.68%                                    0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16643603
2005 Market St., Ste. 1200                                         5.21%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16203581
2005 Market St., Ste. 1200                                         17.29%                                    0%
One Commerce Square
Philadelphia, PA 19103

                                                      International GDP Fund - Class B
FISERV Securities Inc.
FAO 16921077
2005 Market St., Ste. 1200
One Commerce Square                                                7.90%                                     0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16833504
2005 Market St., Ste. 1200
One Commerce Square                                                5.13%                                     0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16363744
2005 Market St., Ste. 1200
One Commerce Square                                                5.76%                                     0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16965556
2005 Market St., Ste. 1200
One Commerce Square                                                14.02%                                    0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16645678
2005 Market St., Ste. 1200
One Commerce Square                                                10.40%                                    0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16046082
2005 Market St., Ste. 1200
One Commerce Square                                                7.01%                                     0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16178176
2005 Market St., Ste. 1200
One Commerce Square                                                5.10%                                     0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16236039
2005 Market St., Ste. 1200
One Commerce Square                                                7.57%                                     0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16979582
2005 Market St., Ste. 1200
One Commerce Square                                                11.65%                                    0%
Philadelphia, PA 19103
                                                       Large Cap Core Fund - Class B

FISERV Securities Inc.

FAO 16229289
2005 Market St., Ste. 1200
One Commerce Square                                                6.12%                                     0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16161086
2005 Market St., Ste. 1200
One Commerce Square                                                8.31%                                     0%
Philadelphia, PA 19103
                                                      Small Cap Growth Fund - Class B
FISERV Securities Inc.
FAO 31600047
2005 Market St., Ste. 1200
One Commerce Square                                                5.57%                                     0%
Philadelphia, PA 19103
                                                        Equity Index Fund - Class B

FISERV Securities Inc.
FAO 31600047
2005 Market St., Ste. 1200
One Commerce Square                                                6.26%                                     0%
Philadelphia, PA 19103
                                                       Municipal Bond Fund - Class B
FISERV Securities Inc.
FAO 45224795
2005 Market St., Ste. 1200
One Commerce Square                                                8.44%                                     0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31413239
2005 Market St., Ste. 1200
One Commerce Square                                                5.87%                                     0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16181169
2005 Market St., Ste. 1200
One Commerce Square                                                21.41%                                    0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16240729
2005 Market St., Ste. 1200
One Commerce Square                                                7.16%                                     0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16391365
2005 Market St., Ste. 1200
One Commerce Square                                                26.58%                                    0%
Philadelphia, PA 19103
                                                   Michigan Municipal Bond Fund - Class B
FISERV Securities Inc.
FAO 31477981
2005 Market St., Ste. 1200

One Commerce Square                                                                                          0%
Philadelphia, PA 19103                                             6.45%

FISERV Securities Inc.
FAO 31478612
2005 Market St., Ste. 1200
One Commerce Square                                                7.38%                                     0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31413239
2005 Market St., Ste. 1200
One Commerce Square                                                5.78%                                     0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 30714851
2005 Market St., Ste. 1200
One Commerce Square                                                7.94%                                     0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 30729579
2005 Market St., Ste. 1200
One Commerce Square                                                6.00%                                     0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 30729895
2005 Market St., Ste. 1200
One Commerce Square                                                5.98%                                     0%
Philadelphia, PA 19103

                                                     Prime Money Market Fund - Class B
FISERV Securities Inc.
FAO 16049047
2005 Market St., Ste. 1200
One Commerce Square                                                5.44%                                     0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16741712
2005 Market St., Ste. 1200
One Commerce Square                                                6.68%                                     0%
Philadelphia, PA 19103
                                                      Small Cap Growth Fund - Class C
FISERV Securities Inc.
FAO 3106389
2005 Market St., Ste. 1200
One Commerce Square                                                5.47%                                     0%
Philadelphia, PA 19103

                                                         Technology Fund - Class C
FISERV Securities Inc.
FAO 16468901
2005 Market St., Ste. 1200                                         20.71%                                    0%

One Commerce Square
Philadelphia, PA 19103

National Investor Service FBO
820-95299-19
55 Water Street 32nd Floor                                         11.33%                                    0%
New York, NY  10041

Lyle F. Gulley Jr. and Leslie P. Gulley
9 Muirfield Lane
St. Louis, MO  63141-7355                                          18.69%                                  18.69%

                                                    Large Cap Opportunity Fund - Class C
FISERV Securities Inc.
FAO 16569504
2005 Market St., Ste. 1200
One Commerce Square                                                5.74%                                     0%
Philadelphia, PA  19103
                                                        Equity Index Fund - Class C

Circle Trust Company Custodian
Paycor Retirement Plans
One Station Place
Metro Center                                                       7.02%                                   7.02%
Stamford, CT  06902

NFSC FEBO 279-090620
Premier Trust
57 Germantown Ct., Ste. 400
Cordova, TN  38018-4274                                            22.49%                                    0%

FISERV Securities Inc.
FAO 30728928
2005 Market St., Ste. 1200
One Commerce Square                                                12.23%                                    0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 44447924
2005 Market St., Ste. 1200
One Commerce Square                                                40.26%                                    0%
Philadelphia, PA 19103

                                                          Balanced Fund - Class C
FISERV Securities Inc.
FAO 44132877
2005 Market St., Ste. 1200                                         10.03%                                    0%
One Commerce Square
Philadelphia, PA 19103

NFSC FEBO 279-090620
Premier Trust
57 Germantown Ct. Ste. 400                                         11.23%                                    0%
Cordova, TN  38018-4274
                                                    International Equity Fund - Class C
FISERV Securities Inc.
FAO 45218426

2005 Market St., Ste. 1200                                         9.49%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16412216
2005 Market St., Ste. 1200                                         5.10%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16914859
2005 Market St., Ste. 1200                                         5.83%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16432870
2005 Market St., Ste. 1200                                         8.75%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16086087
2005 Market St., Ste. 1200                                         17.50%                                    0%
One Commerce Square
Philadelphia, PA 19103

                                                      International GDP Fund - Class C
Jerry W. Todd
121 1/2 Main Street
Flushing, MI  48433                                                30.28%                                  30.28%

First Clearing Corporation
A C 6312-1884
W 4278 Southland Road                                              65.36%                                    0%
Lake Geneva, WI  531473957
                                                   Michigan Municipal Bond Fund - Class C
FISERV Securities Inc.
FAO 31471700
2005 Market St., Ste. 1200                                         6.31%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31332629
2005 Market St., Ste. 1200                                         21.51%                                    0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 30723563
2005 Market St., Ste. 1200                                         9.86%                                     0%
One Commerce Square
Philadelphia, PA 19103


FISERV Securities Inc.
FAO 16292775
2005 Market St., Ste. 1200                                         6.55%                                     0%
One Commerce Square
Philadelphia, PA 19103

Douglas E. Gettel and
Judith L. Gettel
Jtten                                                              8.17%                                     0%
266 Elm Street
Birmingham, MI  48009

FISERV Securities Inc.
FAO 31460607
2005 Market St., Ste. 1200                                         6.56%
One Commerce Square                                                                                          0%
Philadelphia, PA 19103

                                                     Ohio Municipal Bond Fund - Class C
FISERV Securities Inc.
FAO 45919559
2005 Market St., Ste. 1200                                         7.34%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 44850877
2005 Market St., Ste. 1200                                         8.86%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16400280
2005 Market St., Ste. 1200                                         6.84%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16414866
2005 Market St., Ste. 1200                                         6.01%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16400440
2005 Market St., Ste. 1200                                         7.62%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16400299
2005 Market St., Ste. 1200
One Commerce Square                                                6.74%                                     0%
Philadelphia, PA 19103

FISERV Securities Inc.

FAO 16401576
2005 Market St., Ste. 1200
One Commerce Square                                                13.87%                                    0%
Philadelphia, PA 19103

                                                       Municipal Bond Fund - Class C
FISERV Securities Inc.
FAO 31398578
2005 Market St., Ste. 1200                                         9.54%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31463111
2005 Market St., Ste. 1200                                         5.50%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16533204
2005 Market St., Ste. 1200                                         18.06%                                    0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 45898868
2005 Market St., Ste. 1200                                         9.19%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16570574
2005 Market St., Ste. 1200                                         5.45%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16412344
2005 Market St., Ste. 1200                                         14.18%                                    0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16412037
2005 Market St., Ste. 1200                                         8.86%                                     0%
One Commerce Square
Philadelphia, PA 19103

                                                 Intermediate Municipal Bond Fund - Class C
FISERV Securities Inc.
FAO 31460363
2005 Market St., Ste. 1200                                         5.41%                                     0%
One Commerce Square
Philadelphia, PA 19103


FISERV Securities Inc.
FAO 31413927
2005 Market St., Ste. 1200                                         6.03%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31371710
2005 Market St., Ste. 1200                                         31.79%                                    0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16303670
2005 Market St., Ste. 1200                                         9.22%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16455668
2005 Market St., Ste. 1200                                         10.50%                                    0%
One Commerce Square
Philadelphia, PA 19103

                                                      Intermediate Bond Fund - Class C
Robert W. Baird Co Inc.
AC 3781-3178
777 East Wisconsin Avenue                                          5.54%                                     0%
Milwaukee, WI 53202-5391

FISERV Securities Inc.
FAO 31473742
2005 Market St., Ste. 1200                                         6.72%                                     0%
One Commerce Square
Philadelphia, PA 19103

NFSC FEBO 279-090620
Premier Trust
57 Germantown Ct. Ste. 400                                         13.81%                                    0%
Cordova, TN  38018-4274

FISERV Securities Inc.
FAO 16854412
2005 Market St., Ste. 1200                                         6.28%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 30735189
2005 Market St., Ste. 1200                                         6.30%                                     0%
One Commerce Square
Philadelphia, PA 19103

                                                       Multi Cap Value Fund - Class C
NFSC FEBO 279-090620

Premier Trust
57 Germantown Ct. Ste. 400                                         7.25%                                     0%
Cordova, TN  38018-4274

FISERV Securities Inc.
FAO 45857429
2005 Market St., Ste. 1200                                         5.62%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 30728339
2005 Market St., Ste. 1200                                         6.21%                                     0%
One Commerce Square
Philadelphia, PA 19103

                                                           Worldwide Fund-Class C
FISERV Securities Inc.
FAO 31473054
2005 Market St., Ste. 1200                                         6.82%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16159960
2005 Market St., Ste. 1200                                         7.52%                                     0%
One Commerce Square
Philadelphia, PA 19103

                                                        Micro Cap Value Fund-Class C
FISERV Securities Inc.
FAO 45857429
2005 Market St., Ste. 1200                                         13.23%                                    0%
One Commerce Square
Philadelphia, PA 19103

Circle Trust Company Custodian
Paycor Retirement Plans
One Station Place                                                  6.47%                                     0%
Metro Center
Stamford, CT  06902

                                                        Large Cap Core Fund-Class C

FISERV Securities Inc.
FAO 30717604
2005 Market St., Ste. 1200                                         14.06%                                    0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16366318
2005 Market St., Ste. 1200                                         10.04%                                    0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.

FAO 16797271
2005 Market St., Ste. 1200                                         29.70%                                    0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 45669937
2005 Market St., Ste. 1200                                         16.05%                                    0%
One Commerce Square
Philadelphia, PA 19103

Jerry W. Todd
121 1/2Main Street                                                  14.38%
Flushing, MI  48433
                                                      Prime Money Market Fund-Class C
FISERV Securities Inc.
FAO 314301509
2005 Market St., Ste. 1200                                         11.33%                                    0%
One Commerce Square
Philadelphia, PA 19103

Northshores Sailing LLC
W 4278 Southland Road
Lake Geneva, WI  53147-3957                                        27.94%                                    0%

Katies Kleaners LLC
1421 Minard Lane
Green Oaks, IL  60048-2466                                         34.40%                                  34.40%

Circle Trust Company Custodian
Paycor Retirement Plans
One Station Place                                                  6.72%                                     0%
Metro Center
Stamford, CT  06902
                                                        Mid Cap Growth Fund-Class C

FISERV Securities Inc.
FAO 16928088
2005 Market St., Ste. 1200                                         5.32%                                     0%
One Commerce Square
Philadelphia, PA 19103

NFSC FEBO 279-090620
Premier Trust
57 Germantown Ct. Ste. 400                                         12.72%                                    0%
Cordova, TN  38018-4274

                                                  Disciplined Large Cap Value Fund-Class C
FISERV Securities Inc.
FAO 45738605
2005 Market St., Ste. 1200                                         8.29%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 45431587
2005 Market St., Ste. 1200                                         7.65%                                     0%
One Commerce Square
Philadelphia, PA 19103

                                              LifeModel Moderately Conservative Fund - Class C
FISERV Securities Inc.
FAO 44321793
2005 Market St., Ste. 1200                                         5.19%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16806831
2005 Market St., Ste. 1200                                         11.97%                                    0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16872468
2005 Market St., Ste. 1200                                         13.62%                                    0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16049924
2005 Market St., Ste. 1200                                         20.03%                                    0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16707591
2005 Market St., Ste. 1200                                         9.04%                                     0%
One Commerce Square
Philadelphia, PA 19103

                                                     LifeModel Moderate Fund -- Class C
FISERV Securities Inc.
FAO 31236840
2005 Market St., Ste. 1200                                         26.07%                                    0%
One Commerce Square
Philadelphia, PA 19103


FISERV Securities Inc.
FAO 16233390

2005 Market St., Ste. 1200                                         12.85%                                    0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 30744315
2005 Market St., Ste. 1200                                         8.63%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16877277
2005 Market St., Ste. 1200                                         8.17%                                     0%
One Commerce Square
Philadelphia, PA 19103

                                               LifeModel Moderately Aggressive Fund - Class C
FISERV Securities Inc.
FAO 16349197
2005 Market St., Ste. 1200                                         21.51%                                    0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16872656
2005 Market St., Ste. 1200                                         5.15%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16328171
2005 Market St., Ste. 1200                                         5.22%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 44436666
2005 Market St., Ste. 1200                                         26.48%                                    0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 44321806
2005 Market St., Ste. 1200                                         8.09%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 30744315
2005 Market St., Ste. 1200                                         9.10%                                     0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.

FAO 16336543
2005 Market St., Ste. 1200                                                                                   0%
One Commerce Square                                                5.51%
Philadelphia, PA 19103

                                                    LifeModel Aggressive Fund -- Class C
FISERV Securities Inc.
FAO 16869140
2005 Market St., Ste. 1200                                         14.51%                                    0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 30744419
2005 Market St., Ste. 1200                                         39.06%                                    0%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31034516
2005 Market St., Ste. 1200                                         28.58%                                    0%
One Commerce Square
Philadelphia, PA 19103

                                                    Lifemodel Conservative Fund-Class C

FISERV Securities Inc.
FAO 16315574                                                                                                 0%
2005 Market St., Ste. 1200                                         11.39%
One Commerce Square
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16452636
2005 Market St., Ste. 1200                                                                                   0%
One Commerce Square                                                10.26%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16721040
2005 Market St., Ste. 1200
One Commerce Square                                                16.23%                                    0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16838219
2005 Market St., Ste. 1200
One Commerce Square                                                10.86%                                    0%
Philadelphia, PA 19103

                                                             Bond Fund-Class C
FISERV Securities Inc.
FAO 16978907
2005 Market St., Ste. 1200
One Commerce Square                                                10.55%                                    0%
Philadelphia, PA 19103


FISERV Securities Inc.
FAO 30747149
2005 Market St., Ste. 1200
One Commerce Square                                                6.83%                                     0%
Philadelphia, PA 19103

                                                        Quality Growth Fund-Class C
NFSC FEBO 279-090620
Premier Trust
57 Germantown Ct Ste. 400
Cordova, TN  38018-4274                                            5.05%                                     0%

                                                     U.S. Government Bond Fund-Class C
NFSC FEBO 279-090620
Premier Trust
57 Germantown Ct Ste. 400
Cordova, TN  38018-4274                                            7.04%                                     0%



For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

The Fund's executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

CODES OF ETHICS

Each of the Trust, Fifth Third Asset Management, Inc., Heartland, and Morgan Stanley Investment Management Inc., as investment advisor or investment sub-advisor to one or more Funds, and BISYS Fund Services Limited Partnership ("BISYS"), as distributor of Fund shares, has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code permits personnel subject to the code to invest in securities that may be purchased or held by the Funds.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORS TO THE TRUST

Fifth Third Asset Management, Inc. ("FTAM") serves as investment advisor to all Funds other than the Large Cap Opportunity Fund. It provides investment advisory services through its Trust and Investment Division. The Trust's advisor to the Large Cap Opportunity Fund is Heartland Capital Management, Inc. ("Heartland"), FTAM and Heartland are indirect wholly-owned subsidiaries of Fifth Third Bancorp.

Neither advisor shall be liable to the Trust, a Fund, or any shareholder of any of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Because of the internal controls maintained by Fifth Third Asset Management, Inc. and Heartland to restrict the flow of non-public information, a Fund's investments are typically made without any knowledge of Fifth Third Asset Management, Inc.'s, Heartland's or any respective affiliates' lending relationship with an issuer.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT. The investment advisory agreements (the "Agreements") with Fifth Third Asset Management, Inc. were formally considered by the Board of Trustees at a meeting held on September 18, 2002, which included detailed discussions held outside the presence of fund management and the Adviser's personnel. In conducting its review, the Board of Trustees was advised by independent legal counsel. The Board's review addressed a variety of factors including: (1) the nature, quality and extent of services provided to the Funds under the Agreement; (2) the Trust's investment performance and expenses under the Agreements, (3) information comparing the Funds' expenses and investment performance to that of other comparable mutual funds, and (4) the reasonableness of the profitability of Fifth Third Asset Management, Inc. with respect to each portfolio of the Trust. In analyzing these factors, the Board reviewed and considered highly detailed expense comparison information provided by Lipper Inc. (an independent provider of mutual fund data). These materials compared the expenses and performance of each portfolio to a broad or general universe of funds and to a "peer group" of funds. The Board reviewed staffing information including the recruiting and retainment of qualified professionals.

As disclosed elsewhere in this Statement of Additional Information, Fifth Third Asset Management, Inc. has soft dollar arrangements by which brokers provide research and other services to Fifth Third Asset Management, Inc. in return for allocating brokerage commissions to such brokers. In addition to these arrangements, the Board also considered the costs and benefits to affiliates of Fifth Third Asset Management, Inc. such as costs and benefits associated with the Bank's duties as custodian to the Trust. Also considered was the business reputation and financial resources of Fifth Third Asset Management, Inc. and its ultimate corporate parent, Fifth Third Bancorp.

Based on its review, the Board of Trustees approved the Investment Advisory Agreements and determined the compensation payable under such agreement to be fair and reasonable and not inconsistent with levels of profitability that had been determined by courts not to be excessive in light of Fifth Third Asset Management, Inc.'s services and expenses and such matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment, including most particularly those identified above.

With respect to the Small Cap Value Fund and the LifeModel Funds, under the terms of each of the Expense Limitation Agreements, fees waived or expenses reimbursed by the Advisor and/or Administrator are subject to reimbursement by the Funds only during a month in which the Expense Limitation Agreement is in effect, but no reimbursement payment will be made by the Funds if it would result in the Funds exceeding the expense limitation described above.

Under certain circumstances the Advisor may use its own funds to compensate broker-dealers, financial institutions, and other intermediaries who sell shares of the Funds as an incentive for such sales. Such amounts will be based on a percentage of the shares sold and/or assets under management.

ADVISORY FEES

For their advisory services, the Advisor and Heartland receive annual investment advisory fees as described in the prospectuses. The following shows all investment advisory fees incurred by the Funds and the amounts of those fees that were voluntarily waived or reimbursed by the Advisor or Heartland for the fiscal years ended July 31, 2002, July 31, 2001, and July 31, 2000 (amounts in thousands):


                                        YEAR ENDED         AMOUNT       YEAR ENDED       AMOUNT         YEAR ENDED         AMOUNT
    FUND NAME                        JULY 31, 2002     WAIVED- 2002   JULY 31, 2001   WAIVED- 2001   JULY 31, 2000     WAIVED-2000
   ----------                        -------------     ------------   -------------   ------------   -------------     -----------
U.S. Government Bond Fund              $   326             $78            $275            $73            $267              $56

Bond Fund(***)                           2,480              --           1,013  (*)        --           1,876  (**)         --

Ohio Municipal Bond Fund                 1,036              --             991             --           1,057               --


Quality Growth Fund                     8,270               --           8,897             --           7,067               --

Mid Cap Growth Fund                     2,380               --           2,293             --           1,932               --

Balanced Fund                           2,658               --           2,588             --           2,036               --

International Equity Fund               1,584               --           1,896             --           2,037               --

Disciplined Large Cap Value Fund          843               --             906             --           1,081               --

Intermediate Bond Fund(***)             4,407               --           2,220  (*)        --           4,416  (**)         --

Intermediate Municipal Bond
                  Fund(***)             1,803               --             728  (*)        --           1,423  (**)         --

Large Cap Opportunity Fund                325               --             596             79             952               --

Government Money Market Fund            2,047               --          1,956              --           2,274               --

Prime Money Market Fund                 7,762               --          3,680              129          2,260               113

Municipal Money Market Fund             1,342             1,162           902              811            477               477

U.S. Treasury Money Market Fund         4,422             1,658         4,032           1,512           3,627             1,269

Technology Fund                          406                --            604               --             89 (****)        --

Multi Cap Value Fund                     602                --            553   (**)        --            430 (**)          --

Micro Cap Value Fund                     361                --            287   (**)        --            207 (**)          --

Strategic Income Fund                    251                --            375   (**)        --            320 (**)          --

Worldwide Fund                           140                --            259   (**)        --            468 (**)          --

Institutional Government Money
                  Market Fund          1,896               711            975   (*)       366 (*)       1,111 (**)          439 (**)

Institutional Money Market Fund          527               395            144   (*)       109 (*)         139 (*****)     111(*****)

Michigan Municipal Money
             Market Fund               1,170                --            708   (*)         --          1,134 (**)          --

International GDP Fund                 2,819                --          2,298   (*)         --          4,448 (**)          --

Small Cap Growth Fund                  4,601                --          3,147   (*)         --          5,732 (**)          --

Equity Index Fund                      2,356               393          1,523   (*)        254 (*)      2,787 (**)         465  (**)

Large Cap Core Fund                    3,448                --          2,540   (*)         --          5,448 (**)          --

Short Term Bond Fund                   1,349                --            609   (*)         --            816 (**)          --

Michigan Municipal Bond Fund             405                --            234   (*)         --            441 (**)          --

Municipal Bond Fund                      644                --            411   (*)         --            742 (**)          --


* Reflects the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31.

**   For the fiscal year ended December 31st.

*** For the Fifth Third Bond Fund, Fifth Third Intermediate Bond Fund, and the Fifth Third Intermediate Municipal Bond Fund, the figures reflect fees received by the current Investment Advisor for the period ended July 31, 2001 and by the former Investment Advisor for the fiscal year ended December 31, 2000 and December 31, 1999.

**** Reflects the period from June 5, 2000 through July 31, 2000.

***** Reflects the period from April 11, 2000 through December 31, 2000.

The investment advisory fees for each of the LifeModel FundsSM, the Small Cap Value Fund and the Ohio Tax Exempt Money Market Fund, as a percentage of net assets, are as follows:

   Fifth Third LifeModel Conservative Fund SM                     0.15%
   Fifth Third LifeModel Moderately Conservative Fund SM          0.15%
   Fifth Third LifeModel Moderate Fund SM                         0.15%
   Fifth Third LifeModel Moderately Aggressive Fund SM            0.15%
   Fifth Third LifeModel Aggressive Fund SM                       0.15%
   Fifth Third Small Cap Value Fund                               0.90%
   Fifth Third Ohio Tax Exempt Money Market Fund                  0.40%

SUB-ADVISORS

Morgan Stanley is the sub-advisor to the International Equity Fund under the terms of a Sub-advisory Agreement between Fifth Third Asset Management, Inc. and Morgan Stanley.

Chartwell is the sub-advisor to the Small Cap Value Fund under the terms of a Sub-Advisory Agreement between Fifth Third Asset Management, Inc. and Chartwell. The Advisor has appointed Chartwell to manage a portion of the assets of the Small Cap Value Fund.

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT - INTERNATIONAL EQUITY FUND. The investment sub-advisory agreement (the "Morgan Stanley Agreement") with Fifth Third Asset Management, Inc. was formally considered by the Board of Trustees at a meeting held on September 18, 2002, which included detailed discussions. In conducting its review, the Board of Trustees were advised by independent legal counsel. The Board's review addressed a variety of factors including: (1) the nature, quality and extent of services provided to the International Equity Fund under the Morgan Stanley Agreement, including Morgan Stanley's investment philosophy, process and history, as well as diversification of risk limitations and techniques, (2) the International Equity Fund's investment performance and expenses under the Morgan Stanley Agreement, (3) information comparing the International Equity Funds' expenses and investment performance to that of other comparable mutual funds, and (4) the reasonableness of the profitability of Morgan Stanley with respect to the International Equity Fund. In analyzing these factors, the Board reviewed and considered highly detailed expense comparison information provided by Lipper Inc. (an independent provider of mutual fund data). These materials compared the expenses and performance of the International Equity Fund to a broad or general universe of funds and to a "peer group" of funds. The Board reviewed staffing information including the recruiting and retainment of qualified professionals. Also considered was the business reputation and financial resources of Morgan Stanley.

Based on its review, the Board of Trustees approved the Morgan Stanley Agreement and determined the compensation payable under such agreement to be fair and reasonable and not inconsistent with levels of profitability that had been determined by courts not to be excessive in light of Morgan Stanley's services and expenses and such matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment, including most particularly those identified above.

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT - SMALL CAP VALUE FUND. The investment sub-advisory agreement (the "Chartwell Agreement") with Fifth Third Asset Management, Inc. was formally considered by the Board of Trustees at a meeting held on December 11, 2002, which included detailed discussions. In conducting its review, the Board of Trustees were advised by independent legal counsel. The Board's review addressed a variety of factors including: (1) the anticipated nature, quality and extent of services to be provided to the Small Cap Value Fund under the Chartwell Agreement, based on factors such as Chartwell's investment philosophy, process and history, as well as diversification and other risk limitation techniques, (2) the reasonableness of the fees to be charged by Chartwell for services to be provided to the Small Cap Value Fund, and (3) information about the investment performance of other comparable investment vehicles advised by Chartwell. In analyzing these factors, the Board reviewed and considered highly detailed expense comparison information provided by Lipper Inc. (an independent provider of mutual fund data). These materials compared the expenses of the Small Cap Value Fund to a broad or general universe of funds and to a "peer group" of funds. The Board reviewed staffing information including the recruiting and retainment of qualified professionals. Also considered was the business reputation and financial resources of Chartwell.

Based on its review, the Board of Trustees approved the Chartwell Agreement and determined the compensation payable under such agreement to be fair and reasonable and not inconsistent with levels of profitability that had been determined by courts not to be excessive in light of Chartwell's anticipated services and expenses and such matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment, including most particularly those identified above.

SUB-ADVISORY FEES

For its sub-advisory services, Morgan Stanley receives an annual sub-advisory fee paid by the Advisor as described in the prospectus. For the years ended July 31, 2002, July 31, 2001, and July 31, 2000, Morgan Stanley earned fees from the International Equity Fund of $712,646, $853,315, and $1,998,111, respectively.

The management fee to be paid to Chartwell by the Advisor is 0.50% of the portion of the average daily net assets of the Fifth Third Small Cap Value Fund managed by Chartwell.

ADMINISTRATIVE SERVICES

Fifth Third Bank provides administrative personnel and services to the Funds for the fees set forth in the prospectuses. The following shows all fees earned for providing administrative services to the Funds, and the amounts of those fees that were voluntarily waived, for the years ended July 31, 2002, July 31, 2001, and July 31, 2000 (amounts in thousands):


                                YEAR ENDED        AMOUNT       YEAR ENDED           AMOUNT          YEAR ENDED          AMOUNT
    FUND NAME                 JULY 31, 2002    WAIVED- 2002  JULY 31, 2001+     WAIVED- 2001+     JULY 31, 2000+    WAIVED-2000+
    ---------                 -------------    ------------  --------------     -------------     --------------   ------------
U.S. Government
     Bond Fund                    $  79           $  12          $ 88               $51                $ 80            $ 49

Bond Fund(***)                      722             138           305  (*)           --                 563  (**)        --

Ohio Municipal Bond Fund            248              99           286               106                 331              68

Quality Growth Fund               1,374              --         1,746                --               1,556             252

Mid Cap Growth Fund                 400              81           470               108                 412             126

Balanced Fund                       441             115           549               195                 448             151

International Equity Fund           210              --           346                --                 355              --

Disciplined Large Cap
            Value Fund              138              32           188                62                 237              81

Intermediate Bond
        Fund(***)                 1,403             114           728  (*)            6 (*)           1,446  (**)        --


Intermediate Municipal
       Bond Fund(***)               583             105           263  (*)           --                 513  (**)        --

Large Cap Opportunity Fund           50              --           137                14                 203              --

Government Money
       Market Fund                  679             214           755               233               1,060             381

Prime Money Market Fund           2,823              --         1,534               809                 958             463

Municipal Money
       Market Fund                  356              --            311                --                167              22

U.S. Treasury Money
       Market Fund                1,477             852          1,743            1,007                1,539            907

Technology Fund                      52              --            103               --                   14  (****)     --

Multi Cap Value Fund                104              --             21(**)           --                  N/A            N/A

Micro Cap Value Fund                 63              --             10(**)           --                  N/A            N/A

Strategic Income Fund                43              --             12(**)           --                  N/A            N/A

Worldwide Fund                       24              --              7(**)           --                  N/A            N/A

Institutional Government
   Money Market Fund                832             255            439 (*)          166  (*)             500  (**)       173(**)

Institutional Money
   Market Fund                      229             117             65 (*)           41 (*)               63  (*****)    47(*****)

Michigan Municipal Money
    Market Fund                     513             190            319 (*)          115 (*)              510  (**)      206(**)

International GDP Fund              661              --            552 (*)            7 (*)            1,067  (**)       --

Small Cap Growth Fund             1,154              --            812 (*)           --                1,474  (**)       --

Equity Index Fund                 1,378             510            918 (*)          340 (*)            1,673  (**)       575(**)

Large Cap Core Fund                 865              --            656 (*)            5 (*)            1,402  (**)        --

Short Term Bond Fund                473              --            220 (*)           --                  294  (**)        --

Michigan Municipal
     Bond Fund                      158              --             94 (*)           --                  176  (**)        --

Municipal Bond Fund                 205              --            135 (*)           --                  243  (**)        --

+ The figures reflect fees received by the current Administrator and the former Administrator, BISYS Fund Services Limited Partnership, for the year ended July 31, 2001 and by the former Administrator only for the year ended July 31, 2000.

* Reflects the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31.

**   For the fiscal year ended December 31st.

*** For the Fifth Third Bond Fund, Fifth Third Intermediate Bond Fund, and the Fifth Third Intermediate Municipal Bond Fund, the figures reflect fees received by the current Administrator for the period ended July 31, 2001 and by the former Administrator for the fiscal year ended December 31, 2000 and December 31, 1999.

**** Reflects the period from June 5, 2000 through July 31, 2000.

*****Reflects the period from April 11, 2000 through December 31, 2000.

/\   Amount less than $500.

BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219, performs sub-administration services on behalf of each Fund (other than Funds in existence for less than one year), for which it receives compensation from Fifth Third Bank.

CUSTODY OF FUND ASSETS

Under the custodian agreement, Fifth Third Bank holds each Fund's portfolio securities and keeps all necessary records and documents relating to its duties. Fees for custody services are based upon the market value of Fund securities held in custody plus maintenance fees, transaction fees and out-of-pocket expenses. For the fiscal years ended July 31, 2002, July 31, 2001, and July 31, 2000, those fees were approximately $989,000, $487,000, and $503,000, respectively.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Fifth Third Bank serves as transfer agent and dividend disbursing agent for the Funds. The fee paid to the transfer agent is based upon the size, type and number of accounts and transactions made by shareholders. Fifth Third Bank also maintains the Trust's accounting records. The fee paid for this service is based upon the level of the Funds' average net assets for the period plus out-of-pocket expenses. The following shows all fees earned by Fifth Third Bank for providing transfer agency and dividend disbursing agency services for the years ended July 31, 2002, July 31, 2001, and July 31, 2000 (amounts in thousands):


                                             YEAR ENDED                   YEAR ENDED                  YEAR ENDED
             FUND NAME                     JULY 31, 2002                 JULY 31, 2001               JULY 31, 2000
            -----------                    -------------                 -------------               -------------
U.S. Government Bond Fund                     $ 22                            $ 26                       $ 14

Ohio Municipal Bond Fund                      $ 50                            $51                        $ 19

Quality Growth Fund                           $ 201                           $275                       $ 95

Mid Cap Growth Fund                           $ 75                            $84                        $ 45

Balanced Fund                                 $ 81                            $99                        $ 50

International Equity Fund                     $ 47                            $74                        $115

Disciplined Large Cap Value Fund              $ 35                            $41                        $ 25

Large Cap Opportunity Fund                    $ 24                            $46                        $ 31

Government Money Market Fund                  $ 94                            $117                       $ 24

Prime Money Market Fund                       $ 367                           $173                       $ 34

Municipal Money Market Fund                   $ 52                            $ 46                       $ 25

U.S. Treasury Money Market Fund               $ 193                           $192                       $ 43

Technology Fund                               $ 29                            $ 28                       $  3 (*)


Multi Cap Value Fund                          $ 31                            $  3 (**)                    N/A

Micro Cap Value Fund                          $ 26                            $  1 (**)                    N/A

Strategic Income Fund                         $ 15                            $  2 (**)                    N/A

Worldwide Fund                                $ 12                            $  1 (**)                    N/A

International GDP Fund                        $ 80                            $ 20 (***)                 $ 51 (+)

Small Cap Growth Fund                         $ 134                           $ 28 (***)                 $ 88 (+)

Equity Index Fund                             $ 158                           $ 64 (***)                 $165 (+)

Large Cap Core Fund                           $ 101                           $ 31 (***)                 $ 87 (+)

Michigan Municipal Bond Fund                  $ 33                            $  0 (***)                 $  5 (+)

Municipal Bond Fund                           $ 42                            $  0 (***)                 $  5 (+)

Bond Fund                                     $ 101                           $  0 (***)                 $ 10 (+)

Intermediate Municipal Bond Fund              $ 81                            $  0 (***)                 $  4 (+)

Intermediate Bond Fund                        $ 163                           $ 14 (***)                 $ 34 (+)

Short Term Bond Fund                          $ 54                            $  4 (***)                 $ 12 (+)

Institutional Money Market Fund               $ 25                            $  0 (***)                  N/A (^)

Institutional Government Money
     Market Fund                              $ 81                            $  1 (***)                 $  5 (+)

Michigan Municipal Money Market Fund          $ 55                            $  0 (***)                 $  9 (+)


*    Reflects the period from June 5, 2000 through July 31, 2000.
**   Reflects the fiscal year ended December 31, 2001.
***  Reflects the period from January 1, 2001 through December 31, 2001.
+    Reflects the fiscal year ended December 31, 2000.
^ Reflects the period from April 11, 2000 (commencement of operations, to December 31, 2000.

BISYS Fund Services Ohio, Inc. serves as the sub-transfer agent for the Funds. The fee paid for this service is based upon the level of the Fund's average daily net assets ("asset based fee") plus out-of-pocket expenses. In the event that the combined net assets of all of the Funds fall below $3.5 billion at any time during the period, the fee paid shall be the sum of the asset-based fee and an account- based fee.

FUND ACCOUNTING

Fifth Third Bank serves as fund accountant for the Funds. The fee paid to the fund accountant is based upon the size of the assets of the funds. The following shows all fund accounting fees paid by the funds for the years ended July 31, 2002, July 31, 2001 and July 31, 2000.


                                                          YEAR ENDED JULY 31,
                                                         -------------------
                                                 2002            2001           2000
Small Cap Growth Fund                           $ 167           $  69 ^        $ 139 +
Micro Cap Value Fund                            $  43 **        $   5 *           NA
Mid Cap Value Fund                              $  81           $  74          $  67
Technology  Fund                                $  56           $  55          $   7
Large Cap Opportunity  Fund                     $  48           $  60          $  45
Quality Growth Fund                             $ 176           $ 168          $ 180
Equity Index  Fund                              $ 197           $  87 ^        $ 157 +
Large Cap Core Fund                             $ 135           $  90 ^        $ 170 +
Multi Cap Value Fund                            $  43 **        $   5 *           NA
Disciplined Large Cap  Fund                     $  49           $  51          $  51
Balanced Fund                                   $  92           $  89          $  76
International Equity Fund                       $  84           $ 149          $ 179
International GDP Fund                          $ 122           $  59 ^        $ 109 +
Worldwide Fund                                  $  31 **        $   5 *           NA
Strategic Income Fund                           $  32 **        $   5 *           NA
Michigan Municipal Fund                         $  61           $  13 ^        $  24 +
Ohio Municipal Bond Fund                        $  63           $  60          $  56
Municipal Bond Fund                             $  69           $  17 ^        $  30 +
Bond Fund                                       $ 125           $  86          $ 168
Intermediate Municipal Bond Fund                $ 113           $  79          $ 114
Intermediate Bond Fund                          $ 182           $ 115          $ 190
Short Term Bond Fund                            $  69           $  22 ^        $  29 +
U.S. Government Bond Fund                       $ 44            $ 49           $  49
Prime Money Market Fund                         $ 268           $ 248          $ 224
Institutional Money Market Fund                 $  30           $   7 ^        $   7 ++
Institutional Government Money
     Market Fund                                $  96           $  39 ^        $  44 +
Government Money Market Fund                    $  91           $  75          $ 141
U.S. Treasury Money Market Fund                 $ 152           $ 165          $ 162
Michigan Municipal Money
     Market Fund                                $  71           $  30 ^        $  46 +
Municipal Money Market Fund                     $  54           $  61          $  57

*    Represents the fiscal year ended December 31, 2001.
** Represents the period from January 1, 2002 through July 31, 2002. Funds changed fiscal year end from December 31 to January 31.
^ Represents the period from January 1, 2001 through July 31, 2001. Funds changed fiscal year end from December 31 to January 31.
+    Represents the fiscal year ended December 31, 2000.
++ Represents the period from April 11, 2000 (commencement of operations) through July 31, 2000.

Represents the period from January 1, 2002 through July 31, 2002. Funds changed fiscal year end from December 31 to January 31. Represents the period from January 1, 2001 through July 31, 2001. Funds changed fiscal year end from December 31 to January 31. Represents the fiscal year ended December 31, 2000. Represents the period from April 11, 2000 through July 31, 2000.

LEGAL COUNSEL

Ropes & Gray, Suite 800 East, One Franklin Square, 1301 K Street, N.W., Washington, D.C. 20005 is counsel to the Funds.

                             BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Advisor, Morgan Stanley, Chartwell and Heartland look for prompt execution of the order at a favorable price. In working with dealers, the Advisor, Morgan Stanley, Chartwell and Heartland will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Advisor, Morgan Stanley, Chartwell and Heartland make decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees.

The Advisor, Morgan Stanley, Chartwell and Heartland may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Funds or to the Advisor, Morgan Stanley, Chartwell and Heartland and may include advice as to the advisability of investing in securities, security analysis and reports, economic studies, industry studies, receipt of quotations for portfolio evaluations, and similar services.

The Advisor, Morgan Stanley, Chartwell and Heartland and their affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

For the fiscal years ended July 31, 2002, July 31, 2001, and July 31, 2000, the Funds paid brokerage commissions in exchange for the brokerage and research services described above in the following amounts:


                                    BROKERAGE     BROKERAGE                       BROKERAGE
                                 COMMISSIONS     COMMISSIONS                     COMMISSIONS
                                  IN EXCHANGE       TOTAL        IN EXCHANGE        TOTAL            IN EXCHANGE          TOTAL
                                FOR BROKERAGE     BROKERAGE     FOR BROKERAGE     BROKERAGE         FOR BROKERAGE      BROKERAGE
                                 AND RESEARCH    COMMISSIONS    AND RESEARCH     COMMISSIONS        AND RESEARCH     COMMISSIONS
                                   SERVICES          PAID         SERVICES          PAID               SERVICES           PAID
                                JULY 31, 2002   JULY 31, 2002   JULY 31, 2001   JULY 31, 2001        JULY 31,2000    JULY 31, 2000
                                -------------   -------------   -------------   -------------       -------------    -------------
Balanced Fund                       $339,509         $339,509       $15,432       $157,034             $27,012          $124,465

Mid Cap Growth Fund                 $339,410         $339,410       $32,822       $157,457             $69,677          $243,226

Quality Growth Fund                 $895,454         $895,454       $45,160       $520,588             $53,138          $347,918

Disciplined Large Cap
     Value Fund                      $74,766          $74,766       $11,386       $41,173              $49,230          $171,911

Technology Fund                     $193,544         $193,544       $13,985       $49,925               $7,365           $35,245

Large Cap Opportunity Fund          $101,597         $101,597       $192,514     $283,694             $105,572          $150,161

U.S. Government Bond Fund             $7,779           $7,779       $535          $710                   --                --

Municipal Bond Fund                   $3,750           $3,750         --             --                $14,498           $14,498

Worldwide Fund                          --            $17,243         --             --                  --                 --

International GDP Fund                  --           $276,456         --          $309,073               --             $390,352

Small Cap Growth Fund               $626,974         $780,393         --          $364,593               --             $631,455

Micro Cap Value Fund                    --           $150,321         --             --                  --                 --

Equity Index Fund                   $243,705         $262,882         --           $94,205               --             $149,717

Large Cap Core Fund                 $267,933         $267,933         --          $134,244               --             $333,547

Multi Cap Value Fund                    --           $296,232         --            --                   --                 --

Strategic Income Fund                   --            $92,477         --            --                   --                 --

Bond Fund                                             $14,863         --            --                   --                 --

Intermediate Bond Fund                                $97,361         --            --                   --                 --

Short Term Bond Fund                                   $2,133         --            --                   --                 --

Institutional Money Market Fund                          --           --            --                   --                 --

International Equity Fund                             $44,743         --            --                   --                 --

U.S. Treasury Money Market Fund                        $1,563         --            --                   --                 --

Ohio Municipal Bond Fund                              $13,554         --            --                   --                 --

For the period from January 1, 2001 through July 31, 2002, the following Funds paid brokerage commissions to an affiliate, Fifth Third Securities, Inc. in the following amounts: Micro Cap Value Fund, $107,015; Multi Cap Value Fund, $180,646; Strategic Income Fund, $63,484. For the fiscal year ended December 31, 2001, the following Funds paid brokerage commissions to Fifth Third Securities, Inc. in the following amounts: Multi Cap Value Fund, $190,321; Micro Cap Value Fund, $96,511; Strategic Income Fund, $74,219; and Worldwide Fund, $84,645. 100% of all commissions paid by the Funds for the year ended December 31, 2001, were paid to Fifth Third Securities Inc. For the fiscal years ended December 31, 2000 and December 31, 1999, Maxus Securities Corp. ("MSC"), the NASD broker/dealer through which shares of the Funds were offered, received the following brokerage commissions: $283,201 and $277,638, respectively, for the Multi Cap Value Fund; $130,292 and $138,625, respectively, for the Strategic Income Fund; $0 and $30,281, respectively, for the Worldwide Fund; and $202,579 and $64,128, respectively, for the Micro Cap Value Fund. MSC, a wholly-owned subsidiary of Resource Management Inc., was an affiliated broker of the Funds.

Research services provided by brokers may be used by the Advisor, Morgan Stanley, Chartwell and Heartland in advising the Funds and other accounts. To the extent that receipt of these services may supplant services for which the Advisor, Morgan Stanley, Chartwell and Heartland or their affiliates might otherwise have paid, it would tend to reduce their expenses.

Allocation of transactions, including their frequency, to various dealers is determined by each of the Advisor, Morgan Stanley, Chartwell and Heartland in its best judgment and in a manner deemed fair and reasonable to shareholders. The major consideration in allocating brokerage business is the assurance that best execution is being received on all transactions effected for all accounts. Brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in
Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by the Advisor, Morgan Stanley, Chartwell and Heartland and does not reduce the advisory fees payable to the Advisor, Morgan Stanley, Chartwell or Heartland. Such information may be useful to the Advisor, Morgan Stanley, Chartwell or Heartland in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisor, Morgan Stanley, Chartwell or Heartland in carrying out its obligations to the Funds.

Although investment decisions for the Funds are made independently from those of the other accounts managed by the Advisor, Morgan Stanley, Chartwell and Heartland, the Advisor, Morgan Stanley, Chartwell and Heartland may invest Fund assets in the same securities and at the same time as they invest assets of other accounts that they manage. When one of the Funds and one or more other accounts managed by the Advisor, Morgan Stanley, Chartwell and Heartland are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Advisor, Morgan Stanley, Chartwell and Heartland to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Funds.

During the fiscal year ended July 31, 2002, the Funds acquired securities of the Funds' regular brokers or dealers or their parents as follows:


                    SECURITIES OF THE FUNDS' BROKERS/DEALERS

      FUND                               SECURITY         PRINCIPAL/SHARES         MARKET VALUE
     ------                              --------         ----------------         ------------
U.S. Treasury Money Market Fund         ABN AMRO             $50,000                  50,000
                                      Bear Stearns            50,000                  50,000
                                        SG Cowen             100,000                 100,000

Prime Money Market Fund                 ABN AMRO              35,000                  34,836
                                    Bank of America            5,000                   5,004
                                     US Bank, NA              42,500                  42,529
                                    Wells Fargo Co.           62,110                  62,645

Balanced Fund                           KeyCorp                1,500                   1,618

Bond Fund                           Bank of America            7,000                   7,815
                                    National City              3,000                   3,304
                                   Wells Fargo Co.             5,000                   5,176

Intermediate Bond Fund              Bank of America           15,000                  16,748
                                    National City              5,000                   5,181
                                   Wells Fargo Co.            10,000                  10,683

Large Cap Opportunity Fund          Wells Fargo Co.            7,014                     357

International Equity Fund               ABN AMRO              23,414                     333

Large Cap Core Fund                  Bank of America          93,900                   6,245
                                      Fifth Third             26,600                   1,757
                                        KeyCorp               30,000                     788
                                     Wells Fargo Co.         106,500                   5,417
                                      U.S. Bancorp           118,500                   2,535

Equity Index Fund                    Bank of America         110,592                   7,353
                                     Bear Stearns              7,187                     433
                                     Fifth Third              42,312                   2,796
                                       KeyCorp                30,600                     804
                                     National City            43,800                   1,353
                                 Prudential Financial         42,100                   1,389
                                     U.S. Bancorp            137,377                   2,938
                                   Wells Fargo Co.           122,900                   6,250

Short Term Bond Fund                Bank of America            5,000                   5,006
                                     Bear Stearns              2,500                   2,578
                                      KeyCorp                  2,000                   2,057
                                    Wells Fargo                3,000                   3,316

Institutional Money Market Fund        ABN AMRO                2,500                   2,499
                                    Wells Fargo Co.            3,880                   3,929

Small Cap Growth Fund           First Commonwealth Financial 150,000                   1,899


Quality Growth Fund                 Wells Fargo Co.          500,000                  25,430

Multi Cap Value Fund               E*Trade Group             305,000                   1,205
                                       KeyCorp                45,000                   1,182
                                   U.S. Bancorp               75,000                   1,604

Disciplined Large Cap Value Fund   Wells Fargo Co.           109,400                   5,564

Strategic Income Fund               Bear Stearns                  20                     498
                                   Wells Fargo Co.                15                     377

Brokerage commissions paid by the Funds in secondary trading are as follows:


                                               FISCAL YEAR ENDED           FISCAL YEAR ENDED        FISCAL YEAR ENDED
 FUND NAME                                       JULY 31, 2002               JULY 31, 2001          JULY 31, 2000
-------------                                    -------------               -------------          --------------
U.S. Government Bond Fund                              $219                        $710                  N/A

Ohio Municipal Bond Fund                             N/A                         N/A                     N/A

Quality Growth Fund                                $858,737                    $520,588                $347,918

Mid Cap Growth Fund                                $258,493                    $157,457                $243,226

Balanced Fund                                      $287,284                    $157,034                $124,465

International Equity Fund                           $44,743                     $79,097                 $34,299

Disciplined Large Cap Value Fund                    $65,418                     $41,173                $171,911

Large Cap Opportunity Fund                          $99,493                    $283,694                $150,161

Government Money Market Fund                         N/A                         N/A                     N/A

Prime Money Market Fund                              N/A                           $450                  N/A

Municipal Money Market Fund                          N/A                         N/A                     N/A

U.S. Treasury Money Market Fund                      $1,563                      N/A                     N/A

Technology Fund                                    $176,610                     $49,925                 $35,245

Worldwide Fund                                      $17,243                      --                       --

International GDP Fund                             $276,456                    $309,073                $390,352

Small Cap Growth Fund                              $780,393                    $364,593                $631,455

Micro Cap Value Fund                               $150,321                      --                       --

Equity Index Fund                                  $262,882                     $94,205                $149,717

Large Cap Core Fund                                $217,908                    $134,244                $333,547

Multi Cap Value Fund                               $296,232                      --                       --


Strategic Income Fund                               $92,477                      --                       --

Bond Fund                                           $14,863                      --                       --

Intermediate Bond Fund                              $33,266                      --                       --

Short Term Bond Fund                                $2,133                       --                       --

Institutional Money Market Fund                       --                         --                       --

International Equity Fund                         $44,743                        --                       --


                                PURCHASING SHARES

Shares of the Funds are sold at their net asset value, less any applicable sales charge, on days the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Cleveland are open for business. The procedure for purchasing Advisor Shares, Class A Shares, Service Shares, Class B Shares, Class C Shares or Institutional Class Shares of the Funds is explained in the prospectus for such Fund and Class under "Investing in the Funds."

DISTRIBUTION PLAN AND ADMINISTRATIVE SERVICES AGREEMENT

With respect to Advisor Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares of the Funds, the Trust has adopted a Plan pursuant to Rule l2b-1 under the Investment Company Act of 1940. The Plan provides for payment of fees to the distributor to finance any activity which is principally intended to result in the sale of a Fund's shares subject to the Plan. Such activities may include the advertising and marketing of shares; preparing printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Plan. Pursuant to the Plan, the distributor may enter into agreements to pay fees to brokers for distribution and administrative support services and to other participating financial institutions and persons for distribution assistance and support services to the Funds and their shareholders. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to: communicating account openings; communicating account closings; entering purchase transactions; entering redemption transactions; providing or arranging to provide accounting support for all transactions, wiring funds and receiving funds for share purchases and redemptions, confirming and reconciling all transactions, reviewing the activity in Fund accounts, and providing training and supervision of broker personnel; posting and reinvesting dividends to Fund accounts or arranging for this service to be performed by the Funds' transfer agent; and maintaining and distributing current copies of prospectuses and shareholder reports to the beneficial owners of shares and prospective shareholders.

The Trustees expect that the Plan will result in the sale of a sufficient number of shares so as to allow a Fund to achieve economic viability. It is also anticipated that an increase in the size of a Fund will facilitate more efficient portfolio management and assist a Fund in seeking to achieve its investment objectives.

Pursuant to the Plan, with respect to Class A Shares and Service Shares, the Funds which offer Class A Shares and Service Shares are authorized to compensate the distributor at the annual rate of up to 0.25% of the average aggregate net asset value of the Class A Shares or Service Shares of each applicable Fund held during the month.

Advisor Shares may pay a 12b-1 fee at an annual rate of up to 0.50% of the average daily net assets of the applicable Fund, which the Distributor may use for shareholder servicing and distribution.

Pursuant to the Plan, with respect to Class B Shares, the Funds which offer Class B Shares are authorized to compensate the distributor at the annual rate of up to 1.00% of the average aggregate net asset value of the Class B Shares of each applicable Fund held during the month. For the fiscal year ended July 31, 2002, the Distributor received $594,555.

Pursuant to the Plan, with respect to Class C Shares, the Funds are authorized to compensate the distributor at the annual rate of up to 0.75% of the average aggregate net asset value of the Class C Shares of each applicable Fund held during the month. For the fiscal year ended July 31, 2002, the distributor received $230,298 pursuant to the Plan. For the fiscal year ended July 31, 2001, the distributor received $233,000 pursuant to the Plan. For the fiscal year ended July 31, 2000, the distributor received $119,000 pursuant to the Plan.

With respect to Class C Shares, the Trust may enter into an Administrative Service Agreement to permit the payment of fees of up to 0.25% to financial institutions, including Fifth Third Bank, to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. Benefits to shareholders of Class C Shares of the Funds may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail;
(3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal year ended July 31, 2002, the Funds paid $76,768 to Fifth Third Bank to compensate FISERV Securities Inc. for providing administrative services to Class C Shares of the Funds. For the fiscal year ended July 31, 2001, the Funds paid $70,000 to Fifth Third Bank to compensate FISERV Securities Inc. for providing administrative services to Class C Shares of the Funds.

PURCHASES WITH PROCEEDS FROM REDEMPTIONS OF UNAFFILIATED MUTUAL FUND SHARES

An investor may purchase Class A Shares of the Trust at net asset value (i.e., without a sales charge), with the proceeds from the redemption of shares of an unaffiliated mutual fund that is not a money market or stable net asset value fund ("Eligible Unaffiliated Shares"). Where Eligible Unaffiliated Shares were purchased or redeemed subject to a sales charge, such purchase at net asset values may be made regardless of the period during which the Eligible Unaffiliated Shares were held. Where Eligible Unaffiliated Shares were not purchased or redeemed subject to a sales charge, the investor must have held such mutual fund shares for at least 90 days to be eligible for the purchase of Class A Shares at net asset value. In all cases, the purchase must be made within 60 days of the redemption of the Eligible Unaffiliated Shares, and the Trust must be notified by the investor in writing, or by the investor's financial institution, at the time the purchase is made.

CONVERSION OF CLASS B SHARES TO CLASS A SHARES

A shareholder's Class B Shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A Shares of the Fund at the end of eight years following the issuance of such shares, consequently, they will no longer be subject to the higher expenses borne by Class B Shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A Shares than the shares so converted.

CONVERSION TO FEDERAL FUNDS

It is the Funds' policy to be as fully invested as possible so that maximum interest or dividends may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Fifth Third Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.

EXCHANGING SECURITIES FOR FUND SHARES

Investors may exchange securities they already own for shares of a Fund or they may exchange a combination of securities and cash for Fund shares. Any securities to be exchanged must, in the opinion of the Advisor, meet the investment objective and policies of each Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. An investor should forward the securities in negotiable form with an authorized letter of transmittal to Fifth Third Bank. A Fund will notify the investor of its acceptance and valuation of the securities within five business days of their receipt by the Advisor.

A Fund values such securities in the same manner as a Fund values its assets. The basis of the exchange will depend upon the net asset value of shares of a Fund on the day the securities are valued. One share of a Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, conversion, or other rights attached to the securities become the property of a Fund, along with the securities.

PAYMENTS TO DEALERS

Authorized broker-dealers, financial institutions and other financial intermediaries who sell shares of Fifth Third Funds and perform services for fund investors may receive sales commissions, annual fees and other compensation. Such compensation is paid by the Distributor using money from sales charges, distribution/service (12b-1) fees and its other resources. From time to time, the distributor may elect to pay up to the following amounts:

-------------------------------- ----------------------------- ----------------------------- ----------------------------
                                     Select Equity Funds+           Equity Index Fund            Other Equity Funds
                                     -------------------            -----------------            ------------------
-------------------------------- ----------------------------- ----------------------------- ----------------------------
Purchase Amount                   Load/Sales       Dealer      Load/Sales       Dealer       Load/Sales       Dealer
                                  -----------      -------     -----------      -------      -----------      -------
                                    Charge       Reallowance      Charge      Reallowance       Charge      Reallowance
                                    ------       -----------      ------      ------------      ------      -----------
-------------------------------- -------------- -------------- ------------- --------------- ------------- --------------
Less than $50,000                    5.00%          4.25%         5.00%          4.25%          5.00%          4.25%
-------------------------------- -------------- -------------- ------------- --------------- ------------- --------------
$50,000 but less than $100,000       4.50%          4.00%         4.50%          4.00%          4.50%          4.00%
-------------------------------- -------------- -------------- ------------- --------------- ------------- --------------
$100,000 but less than               3.50%          3.00%         3.50%          3.00%          3.50%          3.00%
$250,000
-------------------------------- -------------- -------------- ------------- --------------- ------------- --------------
$250,000 but less than $500,000      2.50%          2.00%         2.50%          2.00%          2.50%          2.00%
-------------------------------- -------------- -------------- ------------- --------------- ------------- --------------
$500,000 but less than               2.00%          1.70%         2.00%          1.70%          2.00%          1.70%
$1,000,000
-------------------------------- -------------- -------------- ------------- --------------- ------------- --------------
$1,000,000 but less than             0.00%          0.75%         0.00%          0.25%          0.00%          1.00%
$5,000,000*
-------------------------------- -------------- -------------- ------------- --------------- ------------- --------------
$5,000,000 but less than             0.00%          0.50%         0.00%          0.20%          0.00%          0.75%
$25,000,000*
-------------------------------- -------------- -------------- ------------- --------------- ------------- --------------
$25,000,000 or more*                 0.00%          0.25%         0.00%          0.15%          0.00%          0.50%
-------------------------------- -------------- -------------- ------------- --------------- ------------- --------------

+ "Select Equity Funds" includes the International Equity Fund and Small Cap Value Fund.


-------------------------------------------------- ---------------------------------- -----------------------------------
                                                          Select Bond Funds++                  Other Bond Funds
                                                          -----------------                    -----------------
-------------------------------------------------- ----------------- ---------------- ----------------- -----------------
Purchase Amount                                      Load/Sales          Dealer         Load/Sales          Dealer
                                                     -----------         -------        -----------         -------
                                                        Charge         Reallowance         Charge         Reallowance
                                                        ------         -----------         ------         -----------
-------------------------------------------------- ----------------- ---------------- ----------------- -----------------
Less than $50,000                                       3.50%             3.00%            4.75%             4.00%
-------------------------------------------------- ----------------- ---------------- ----------------- -----------------
$50,000 but less than $100,000                          3.00%             2.60%            4.25%             3.75%
-------------------------------------------------- ----------------- ---------------- ----------------- -----------------
$100,000 but less than $250,000                         2.50%             2.10%            3.50%             3.00%
-------------------------------------------------- ----------------- ---------------- ----------------- -----------------
$250,000 but less than $500,000                         2.00%             1.75%            2.50%             2.00%
-------------------------------------------------- ----------------- ---------------- ----------------- -----------------
$500,000 but less than $1,000,000                       1.50%             1.25%            2.00%             1.60%
-------------------------------------------------- ----------------- ---------------- ----------------- -----------------
$1,000,000 but less than $5,000,000*                    0.00%             0.75%            0.00%             0.75%
-------------------------------------------------- ----------------- ---------------- ----------------- -----------------
$5,000,000 but less than $25,000,000*                   0.00%             0.50%            0.00%             0.50%
-------------------------------------------------- ----------------- ---------------- ----------------- -----------------
$25,000,000 or more*                                    0.00%             0.25%            0.00%             0.25%
-------------------------------------------------- ----------------- ---------------- ----------------- -----------------


++ "Select Bond Funds" includes the Short Term Bond Fund, Intermediate Bond Fund and Intermediate Municipal Bond Fund.

A finder's fee may be paid for Class A Shares only. The load/sales charge represents the amount a shareholder pays to purchase the Class A Shares, and the dealer reallowance represents the commission paid to the selling broker/dealer. If a finder's fee is paid to a selling broker/dealer, there will be a 1% contingent deferred sales charge ("CDSC") for a period of 18 months.

* For purchases made prior to August 1, 2002, if you purchased $500,000 or more of Class A shares and did not pay a sales charge, and you sell any of those shares before the first anniversary of purchase, you may pay a 1% contingent deferred sales charge, or CDSC, on the portion redeemed at the time of redemption. For purchases made on or after August 1, 2002, if you purchase $1,000,000 or more of Class A shares and do not pay a sales charge, and you sell any of these shares before the eighteen month anniversary of purchase, you will pay a 1% CDSC on the portion redeemed at the time of redemption. The CDSC will be based upon the lowest of the NAV at the time of purchase and the NAV at the time of redemption. In any sales, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first followed by shares subject to the lowest CDSC (typically shares held for the longest time).

The CDSC will be waived for shares purchased as part of an agreement where an organization agrees to waive its customary sales commission.

Under certain circumstances the Distributor and/or the Advisor may use its own funds to compensate broker-dealers, financial institutions, and intermediaries in amounts that are additional to the amounts paid by the Distributor. The Distributor may terminate such payments at any time. See the chart above for details regarding such compensation.

In addition, from time to time, the Distributor and/or the Advisor, at its expense, may provide additional commissions, compensation, or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of a Fund. Such concessions provided by the Distributor and/or Advisor may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer- sponsored events. The Distributor and/or Advisor may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the National Association of Securities Dealers.

Brokers and agents may charge a transaction fee on the purchase or sale of shares by shareholders.

                                REDEEMING SHARES

Shares are redeemed at the next computed net asset value after a Fund receives the redemption request, less any contingent deferred sales charge. Redemption procedures are explained in the prospectus under "Redeeming Shares." Although the Funds do not charge for telephone redemptions, they reserve the right to charge a fee for the cost of wire-transferred redemptions.

Class A Shares and Class C Shares redeemed within one (1) year of purchase and Class B Shares redeemed within six (6) years of purchase may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be reduced with respect to a particular shareholder where a financial institution selling Class B and/or Class C Shares elects not to receive a commission from the distributor with respect to its sale of such shares.

REDEMPTION IN KIND

The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period.

Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind. In such a case, the Trust will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.

POSTPONEMENT OF REDEMPTIONS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other then customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

                           DETERMINING NET ASSET VALUE

Net asset values of the Funds generally may change each day. The days on which net asset values are calculated by the Funds are described in the prospectuses. The Money Market Funds attempt to maintain a net asset value per share of $1.00.

DETERMINING MARKET VALUE OF SECURITIES

The value of the Funds' portfolio securities (with the exception of the Money Market Funds) are determined as follows:

o according to the last sale price on a national securities exchange, if available;

o in the absence of recorded sales for listed securities, according to the mean between the last available bid and asked prices;

o for unlisted securities, valued at the mean of their latest bid and ask prices;

o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; or

o for all securities, where market quotations are unavailable or deemed unavailable (e.g., When an event occurs after the close of the exchange on which a Fund's portfolio securities are principally traded, which, in the investment advisor's opinion has materially affected the price of those securities), at fair value as determined in good faith by the Pricing Committee under a delegation of authority by the Board of Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Funds will value futures contracts, options and put options on financial futures at their market values established by the exchanges at the close of option trading on such exchanges unless the Trustees determine in good faith that another method of valuing option positions is necessary to appraise their fair value.

VALUING MUNICIPAL BONDS

With respect to the Ohio Municipal Bond Fund, Municipal Bond Fund, Michigan Municipal Bond Fund, and Intermediate Municipal Bond Fund, the Trustees use an independent pricing service to value municipal bonds. The independent pricing service takes into consideration yield, stability, risk, quality, coupon rate, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it considers relevant in determining valuations for normal institutional size trading units of debt securities, and does not rely exclusively on quoted prices.

USE OF AMORTIZED COST

The Trustees have decided that the fair value of debt securities authorized to be purchased by the Funds with remaining maturities of 60 days or less at the time of purchase may be their amortized cost value, unless the particular circumstances of the security indicate otherwise. Under this method, portfolio instruments and assets are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Trustees continually assess this method of valuation and recommend changes where necessary to assure that the Funds' portfolio instruments are valued at their fair value as determined in good faith by the Trustees.

MONITORING PROCEDURES

For the Money Market Funds, the Trustees' procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market values. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 1/2 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

INVESTMENT RESTRICTIONS

SEC rules require that a money market fund limit its investments to instruments that, in the opinion of the Trustees or their delegate, present minimal credit risks and if rated, have received the requisite rating from one or more nationally recognized statistical rating organizations. If the instruments are not rated, the Trustees or their delegate must determine that they are of comparable quality. Shares of investment companies purchased by a Money Market Fund will meet these same criteria and will have investment policies consistent with the Rule. The Rule also requires a money market fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value of $1.00 per share. In addition, no instruments with a remaining maturity of more than 397 days can be purchased by a Money Market Fund. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, a Money Market Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

A Money Market Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of a Money Market Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of a Money Market Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of regular trading on the NYSE. In computing the net asset value, the Funds (other than the Money Market Funds) value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                                   TAX STATUS

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify and to qualify for the special tax treatment accorded regulated investment companies and their Shareholders, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;
(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and
(c) diversify
its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends). If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for the year and substantially all its net capital gain income for the one-year period ending October 31 of the year (and any retained amount from the prior calendar year), the Fund will be subject to a non-deductible 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

ADDITIONAL TAX INFORMATION CONCERNING THE FUNDS OF FUNDS

The use of a fund-of-funds structure can affect the amount, timing and character of distributions to shareholders. For example, a Fund of Funds will not be able to offset gains realized by one Underlying Fund in which such Fund of Funds invests against losses realized by another Underlying Fund in which such Fund of Funds invests.

Depending on a Fund of Fund's percentage ownership in an Underlying Fund, both before and after a redemption, a redemption of shares of an Underlying Fund by a Fund of Funds may cause the Fund of Funds to be treated as not receiving capital gain income on the amount by which the distribution exceeds the tax basis of the Fund of Funds in the shares of the Underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the Fund of Funds to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying Funds directly. The operation of the "wash sale" rules may also defer losses realized when a Fund of Funds redeems shares of an Underlying Fund at a loss and invests in shares of the same Underlying Fund within 30 days (on either side) of such sale.

Although each Fund of Funds may itself be entitled to a deduction for foreign taxes paid by an Underlying Fund in which such Fund of Funds invests, the Fund of Funds will not be able to pass any such credit or deduction through to their own shareholders (see "Foreign Taxes, Foreign Currency-Denominated Securities and Related Hedging Transactions"). Funds of funds cannot pass through to their shareholders exempt-interest dividends. Accordingly, the Funds of Funds will not invest in underlying funds that invest substantially in tax-exempt obligations and that pay exempt-interest dividends.

The foregoing is only a general description of the federal tax consequences of a fund of funds structure. Accordingly, prospective purchasers of Shares of a Fund of Funds are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

DISTRIBUTIONS

Each Fund will distribute at least annually any taxable income or realized capital gains. Distributions of any taxable net investment income and net short-term capital gain are taxable as ordinary income. Distributions of each Fund's net capital gain (i.e., the excess of a Fund's net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gains, regardless of how long a Shareholder has held Fund shares. Distributions of taxable income or capital gains are taxable to Fund Shareholders whether received in cash or in Fund shares through automatic reinvestment.

Dividends and distributions on a Fund's shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a Shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the Shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

EXEMPT-INTEREST DIVIDENDS

A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes. However, exempt-interest dividends attributable to investments in certain "private activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.

If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a shareholder.

If a Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

A Fund which is qualified to pay exempt-interest dividends will inform investors following the end of the Fund's fiscal year of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. You are advised to consult with your tax advisor about state and local tax matters.

MUNICIPAL BOND, MUNICIPAL MONEY MARKET, AND TAX-EXEMPT FUNDS

As described in the prospectus for the Fifth Third Michigan Municipal Money Market Fund, the Fifth Third Michigan Municipal Bond Fund, the Fifth Third Ohio Municipal Bond Fund, the Fifth Third Ohio Tax Exempt Money Market Fund, the Fifth Third Municipal Bond Fund, the Fifth Third Municipal Money Market Fund, and the Fifth Third Intermediate Municipal Bond Fund, such Funds are designed to provide investors with tax-exempt interest income. These Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation. Shares of these Funds may not be suitable for tax-exempt institutions, retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt. In addition, these Funds may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

FOREIGN TAXES, FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS.

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If at the end of a Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund will be eligible to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund's Shareholders in connection with the Fund's dividends received by them. Because funds of funds cannot pass through credits or deductions for foreign taxes paid, the Funds of Funds do not intend to make this election if it is available. In this case, Shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes, and those Shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct their share of such taxes. Alternatively, such Shareholders who hold Fund Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex- dividend date will be entitled to claim a foreign tax credit for their share of these taxes. If a Fund makes the election, it will report annually to its Shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investment by a Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

SELLING SHARES

Shareholders who sell Fund Shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Fund Shares and the amount received. If Fund Shareholders hold their Fund Shares as capital assets, the gain or loss will be a capital gain or loss. The tax rate generally applicable to net capital gains recognized by individuals and other noncorporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or
(ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as capital gain dividends). For taxable years beginning after December 31, 2000, the maximum capital gain tax rate for capital assets (including Fund Shares) held by a non-corporate Shareholder for more than 5 years will be 8 percent and 18 percent (rather than 10 percent and 20 percent). The 18-percent rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and Shareholders should consult their tax advisors before making such an election.

Any loss will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Fund Shares. For purposes of determining whether Fund Shares have been held for six months or less, the holding period is suspended for any periods during which your risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, any loss realized on a sale or exchange of Fund Shares will be disallowed to the extent that Fund Shareholders replace the disposed of Fund Shares with other Fund Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, a Fund Shareholder's basis in the replacement Fund Shares will be adjusted to reflect the disallowed loss.

HEDGING

If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sales, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income),
(ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

DISCOUNT SECURITIES

A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

BACKUP WITHHOLDING

A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under- reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate will be (i) 30.5% for amounts paid after August 6, 2001 through the end of 2001, (ii) 30% for amounts paid during 2002 and 2003,
(iii) 29% for amounts paid during 2004 and 2005, and (iv) 28% for amounts paid during 2006 through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

The Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations are generally effective for payments made after December 31, 2000. In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisers with respect to the potential application of these new regulations.

The foregoing discussion is only a summary of some of the important Federal tax considerations generally affecting purchasers of the Funds' Shares. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Funds, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of the Funds' Shares are urged to consult their tax advisers with specific reference to their own tax situation. Foreign Shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Funds. In addition, this discussion is based on tax laws and regulations that are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

                             PERFORMANCE INFORMATION

TOTAL RETURN

                              INSTITUTIONAL SHARES
                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR THE PERIOD ENDED JULY 31, 2002

                                                     INCEPTION                                                 SINCE
FUND NAME                                             DATE              1 YEAR       5 YEARS       10 YEARS   INCEPTION
---------                                             ----              ------       -------       --------   ----------
Quality Growth Fund*,+                              8/11/98
   Return Before Taxes                                                  -27.90%       -0.32%         8.17%      12.40%
   Return After Taxes                                                   -28.35%       -1.91%          N/A        N/A
   Return After Taxes on  Distributions and Sale of Fund Shares         -16.42%        0.06%          N/A        N/A

Disciplined Large Cap Value Fund*,+                 8/11/98
   Return Before Taxes                                                  -12.96%        1.97%         7.85%       11.65%
   Return After Taxes                                                   -13.97%         N/A           N/A         N/A
   Return After Taxes on  Distributions and Sale of Fund Shares          -7.14%         N/A           N/A         N/A

Large Cap Opportunity Fund+                         8/11/98
   Return Before Taxes                                                  -29.09%       -6.00%         5.67%        9.38%
   Return After Taxes                                                   -29.09%       -7.46%         3.10%        7.23%
   Return After Taxes on  Distributions and Sale of Fund Shares         -17.86%       -4.95%         3.56%        7.10%

Balanced Fund*,+                                    8/11/98
   Return Before Taxes                                                  -16.34%        1.72%         7.31%       12.59%
   Return After Taxes                                                   -16.97%       -0.46%          N/A          N/A
   Return After Taxes on  Distributions and Sale of Fund Shares          -9.70%       -1.09%          N/A          N/A

Mid Cap Growth Fund*,+                              8/11/98
   Return Before Taxes                                                  -30.02%       -1.30%         6.67%       11.04%
   Return After Taxes                                                   -30.46%       -3.18%          N/A          N/A
   Return After Taxes on  Distributions and Sale of Fund Shares         -17.75%       -0.83%          N/A          N/A

International Equity Fund+                          10/9/98
   Return Before Taxes                                                  -14.30%       -1.97%          N/A         2.15%
   Return After Taxes                                                   -14.72%       -3.85%          N/A         0.52%


   Return After Taxes on  Distributions and Sale of Fund Shares          -8.76%       -1.84%          N/A         1.35%

Intermediate Bond Fund                              11/2/92
   Return Before Taxes                                                    6.15%        6.20%          N/A         6.19%
   Return After Taxes                                                     4.08%        3.81%          N/A         3.71%
   Return After Taxes on  Distributions and Sale of Fund Shares           3.72%        3.75%          N/A         3.70%

Bond Fund                                           3/20/95
   Return Before Taxes                                                    5.06%        6.17%         N/A         7.29%
   Return After Taxes                                                     2.91%        3.43%         N/A         4.38%
   Return After Taxes on  Distributions and Sale of Fund Shares           3.06%        3.58%         N/A         4.40%

U.S. Government Bond Fund*,+                        8/11/98
   Return Before Taxes                                                    7.55%        6.43%        5.70%        6.25%
   Return After Taxes                                                     5.99%        4.39%         N/A          N/A
   Return After Taxes on  Distributions and Sale of Fund Shares           4.59%        4.13%         N/A          N/A

Intermediate Municipal Bond Fund                   12/16/92
   Return Before Taxes                                                    6.00%        5.11%         N/A         5.39%
   Return After Taxes                                                     5.37%        4.94%         N/A         5.29%
   Return After Taxes on  Distributions and Sale of Fund Shares           5.30%        4.87%         N/A         5.16%

Ohio Municipal Bond Fund*,+                         8/11/98
   Return Before Taxes                                                    5.86%        4.66%        4.78%        5.11%
   Return After Taxes                                                     5.86%        4.60%         N/A          N/A
   Return After Taxes on  Distributions and Sale of Fund Shares           5.04%        4.52%         N/A          N/A

Technology Fund                                     6/5/00
   Return Before Taxes                                                  -46.48%         N/A          N/A       -44.62%
   Return After Taxes                                                   -46.48%         N/A          N/A       -44.72%
   Return After Taxes on  Distributions and Sale of Fund Shares         -28.54%         N/A          N/A       -32.85%

Government Money Market Fund                       7/10/91
   Return Before Taxes                                                    1.79%        4.40%        4.31%        4.31%

Prime Money Market Fund                            6/14/89
   Return Before Taxes                                                    2.02%        4.59%        4.43%        4.94%

Municipal Money Market Fund                        9/7/83
   Return Before Taxes                                                    1.45%        2.73%        2.57%        3.53%

U.S. Treasury Money Market Fund                  12/12/88
   Return Before Taxes                                                    1.92%        4.51%        4.39%        5.04%

Institutional Government Money Market Fund         6/2/97
   Return Before Taxes                                                    2.05%        4.60%         N/A         4.63%

Institutional Money Market Fund                    4/11/00
   Return Before Taxes                                                    2.31%         N/A          N/A         4.29%

Michigan Municipal Money Market Fund               6/3/91
   Return Before Taxes                                                    1.41%        2.83%        2.79%        2.87%

International GDP Fund                            12/4/92
   Return Before Taxes                                                  -18.66%       -5.37%         N/A         3.72%
   Return After Taxes                                                   -19.51%       -6.40%         N/A         2.71%


   Return After Taxes on  Distributions and Sale of Fund Shares         -10.69%       -4.10%         N/A         2.93%

Small Cap Growth Fund                             11/2/92
   Return Before Taxes                                                  -20.80%       -1.27%         N/A         8.17%
   Return After Taxes                                                   -21.30%       -2.29%         N/A         6.81%
   Return After Taxes on  Distributions and Sale of Fund Shares         -12.11%       -1.00%         N/A         6.46%

Equity Index Fund                                 11/2/92
   Return Before Taxes                                                  -23.82%        0.14%          N/A         9.84%
   Return After Taxes                                                   -24.13%       -0.43%          N/A         8.48%
   Return After Taxes on  Distributions and Sale of Fund Shares         -14.60%       -0.02%          N/A         7.66%

Large Cap Core Fund                               11/2/92
   Return Before Taxes                                                  -24.07%       -0.93%          N/A         8.38%
   Return After Taxes                                                   -24.58%       -2.53%          N/A         6.26%
   Return After Taxes on  Distributions and Sale of Fund Shares         -14.32%       -0.67%          N/A         6.43%

Short Term Bond Fund                              11/2/92
   Return Before Taxes                                                    4.96%        5.88%          N/A         5.43%
   Return After Taxes                                                     2.97%        3.57%          N/A         3.18%
   Return After Taxes on  Distributions and Sale of Fund Shares           3.01%        3.54%          N/A         3.21%

Michigan Municipal Bond Fund                       5/3/93
   Return Before Taxes                                                    5.65%        4.64%          N/A         4.53%
   Return After Taxes                                                     5.50%        4.59%          N/A         4.50%
   Return After Taxes on  Distributions and Sale of Fund Shares           4.95%        4.51%          N/A         4.41%

Municipal Bond Fund                                3/20/95
   Return Before Taxes                                                    6.57%        5.43%          N/A         6.18%
   Return After Taxes                                                     5.86%        5.22%          N/A         5.96%
   Return After Taxes on  Distributions and Sale of Fund Shares           5.86%        5.15%          N/A         5.79%

Multi Cap Value Fund+                              3/31/99
   Return Before Taxes                                                  -14.51%        3.26%        10.84%       10.80%
   Return After Taxes                                                   -15.56%        1.23%         8.15%        8.51%
   Return After Taxes on  Distributions and Sale of Fund Shares          -8.10%        2.15%         7.91%        8.18%

Micro Cap Value Fund+                              2/1/98
   Return Before Taxes                                                   -2.64%         N/A           N/A         7.76%
   Return After Taxes                                                    -2.64%         N/A           N/A         6.58%
   Return After Taxes on  Distributions and Sale of Fund Shares          -1.62%         N/A           N/A         5.86%

Strategic Income Fund+                             9/1/98
   Return Before Taxes                                                    6.90%        6.60%         7.02%        7.86%
   Return After Taxes                                                     4.63%        3.56%         4.01%        5.11%
   Return After Taxes on  Distributions and Sale of Fund Shares           4.19%        3.73%         4.09%        5.07%

Worldwide Fund+                                   1/30/98
   Return Before Taxes                                                  -14.91%        4.77%          N/A         8.19%
   Return After Taxes                                                   -14.91%        2.24%          N/A         5.56%
   Return After Taxes on  Distributions and Sale of Fund Shares          -9.16%        3.04%          N/A         5.66%


* The quoted performance of the Funds includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Quality Growth Fund, Balanced Fund, Mid Cap Growth Fund and U.S. Government

Bond Fund's commencement of operations on November 20, 1992; the Disciplined Large Cap Value Fund's commencement of operations on July 27, 1997; and the Ohio Municipal Bond Fund's commencement of operations on May 27, 1993. The actual performance without these accounts would be as follows.


Institutional Shares -- Average Annual Total Returns for the Period Ending July 31, 2002
-------------------------- ------------ ----------------- ----------- ------------ ----------------
                            Quality  Disciplined   Balanced       Mid Cap     U.S.          Ohio
                            Growth   Large Cap       Fund:        Growth    Government   Municipal
                              Fund:  Value Fund    9 YEARS         Fund:     Bond Fund:   Bond Fund:
                           9 YEARS    4 YEARS                     9 YEARS    9 YEARS      8 YEARS
---------------------------------------------------------------------------------------------------
Return Before Taxes         9.00%      -2.01%        7.73%        7.01%       5.68%        5.26%
---------------------------------------------------------------------------------------------------
Return After Taxes          7.71%      -3.82%        5.91%        5.56%       3.50%        5.22%
---------------------------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale
of Fund Shares              7.63%      -1.96%        6.00%        5.90%       3.42%        5.06%
---------------------------------------------------------------------------------------------------

+ For the period prior to the class inception date, the quoted performance represents the performance of the oldest class of shares in the Fund, adjusted to reflect the expenses and sales charges for the respective class of shares. Please see the prospectus for additional details.


                                 CLASS A SHARES
                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR THE PERIOD ENDED JULY 31, 2002

                                                         INCEPTION                                          SINCE
FUND NAME                                                  DATE          1 YEAR    5 YEARS    10 YEARS     INCEPTION
---------                                                  ----          ------    -------    --------     ---------
Quality Growth Fund*                                     11/20/92
   Without Load Before Taxes                                             -28.08%    -0.51%      8.07%       12.34%
   With Load Before Taxes                                                -31.66%    -1.52%      7.51%       12.05%
   Return After Taxes with load                                          -32.09%    -3.10%       N/A          N/A
   Return After Taxes on  Distributions and Sale of

    Fund Shares with load                                                -18.76%    -0.89%       N/A          N/A

Disciplined Large Cap Value Fund*                        1/27/97
   Without Load Before Taxes                                             -13.24%     1.73%      7.72%       11.58%
   With Load Before Taxes                                                -17.58%     0.69%      7.17%       11.29%
   Return After Taxes with load                                          -18.47%      N/A        N/A          N/A
   Return After Taxes on  Distributions and Sale of

    Fund Shares with load                                                -10.01%      N/A        N/A          N/A

Large Cap Opportunity Fund                               3/4/85
   Without Load Before Taxes                                             -29.27%    -6.18%      5.56%        9.31%
   With Load Before Taxes                                                -32.81%    -7.14%      5.02%        8.99%
   Return After Taxes with load                                          -32.81%    -8.56%      2.48%        6.86%
   Return After Taxes on  Distributions and Sale of

    Fund Shares with load                                                -20.14%    -5.77%      3.04%        6.76%

Balanced Fund*                                         11/20/92
   Without Load Before Taxes                                             -16.53%     1.52%      7.21%       12.53%


   With Load Before Taxes                                                -20.69%     0.48%      6.66%       12.24%
   Return After Taxes with load                                          -21.27%    -1.62%       N/A          N/A
   Return After Taxes on  Distributions and Sale of

    Fund Shares with load                                                -12.39%     0.13%       N/A          N/A

Mid Cap Growth Fund*                                   11/20/92
   Without Load Before Taxes                                             -30.21%    -1.53%      6.55%       10.96%
   With Load Before Taxes                                                -33.71%    -2.54%      6.00%       10.64%
   Return After Taxes with load                                          -34.13%    -4.40%       N/A          N/A
   Return After Taxes on  Distributions and Sale of

    Fund Shares with load                                                -20.05%    -1.81%       N/A          N/A

International Equity Fund                               8/18/94
   Without Load Before Taxes                                             -14.23%    -2.11%       N/A         2.05%
   With Load Before Taxes                                                -18.47%    -3.11%       N/A         1.39%
   Return After Taxes with load                                          -18.87%    -4.92%       N/A        -0.20%
   Return After Taxes on Distributions and Sale of

    Fund Shares with load                                                -11.33%    -2.70%       N/A         0.75%

Intermediate Bond Fund                                 11/25/92
   Without Load Before Taxes                                               5.78%     5.92%       N/A         5.94%
   With Load Before Taxes                                                  2.07%     5.17%       N/A         5.56%
   Return After Taxes with load                                            0.19%     3.72%       N/A         3.19%
   Return After Taxes on Distributions and Sale of

    Fund Shares with load                                                  1.23%     3.64%       N/A         3.23%

Bond Fund                                               3/22/95
   Without Load Before Taxes                                               4.91%     5.92%       N/A         7.03%
   With Load Before Taxes                                                 -0.11%     4.89%       N/A         6.32%
   Return After Taxes with load                                           -2.06%     2.27%       N/A         3.53%
   Return After Taxes on  Distributions and Sale of

    Fund Shares with load                                                 -0.11%     2.59%       N/A         3.66%

U.S. Government Bond Fund*                             11/20/92
   Without Load Before Taxes                                               7.42%     6.25%      5.61%        6.20%
   With Load Before Taxes                                                  2.33%     5.22%      5.10%        5.89%
   Return After Taxes with load                                            0.93%     3.28%       N/A          N/A
   Return After Taxes on  Distributions and Sale of

    Fund Shares with load                                                  1.39%     3.18%       N/A          N/A

Intermediate Municipal Bond Fund                      12/18/92
   Without Load Before Taxes                                               5.74%     4.84%       N/A         5.17%
   With Load Before Taxes                                                  2.05%     4.09%       N/A         4.78%
   Return After Taxes with load                                            1.19%     3.88%       N/A         4.65%
   Return After Taxes on  Distributions and Sale of

    Fund Shares with load                                                  2.48%     3.93%       N/A         4.57%


                                                       INCEPTION                                             SINCE
FUND NAME                                              DATE          1 YEAR      5 YEARS      10 YEARS     INCEPTION
----------                                             ----          ------      -------      --------     ---------
Ohio Municipal Bond Fund*                             5/27/93
   Without Load Before Taxes                                          5.50%      4.46%          4.68%       5.04%
   With Load Before Taxes                                             0.52%      3.45%          4.17%       4.72%
   Return After Taxes with load                                       0.52%      3.40%           N/A         N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                             1.60%      3.48%           N/A         N/A

                                                       INCEPTION                                             SINCE
FUND NAME                                              DATE          1 YEAR      5 YEARS      10 YEARS     INCEPTION
----------                                             ----          ------      -------      --------     ---------

Technology Fund                                        6/5/00
   Without Load Before Taxes                                          -46.67%       N/A         N/A       -44.76%
   With Load Before Taxes                                             -49.31%       N/A         N/A       -46.06%
   Return After Taxes with load                                       -49.31%       N/A         N/A       -46.15%
   Return After Taxes on  Distributions and Sale of

    Fund Shares with load                                             -30.28%       N/A         N/A       -33.76%

Government Money Market Fund+                         11/25/91
   Without Load Before Taxes                                            1.58%      4.24%       4.23%        4.23%

Prime Money Market Fund+                               8/11/92
   Without Load Before Taxes                                            1.77%      4.38%       4.32%        4.79%

Municipal Money Market Fund                            9/7/83
   Without Load Before Taxes                                            1.38%      2.70%       2.55%        3.53%

Michigan Municipal Money Market Fund                 12/15/92
   Without Load Before Taxes                                            1.25%      2.76%        N/A         2.75%

International GDP Fund                               12/4/92
   Without Load Before Taxes                                          -18.84%     -5.63%        N/A         3.43%
   With Load Before Taxes                                             -22.91%     -6.60%        N/A         2.88%
   Return After Taxes with load                                       -23.72%     -7.61%        N/A         1.92%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                             -13.33%     -5.02%        N/A         2.26%

Small Cap Growth Fund                                12/4/92
   Without Load Before Taxes                                          -21.15%     -1.53%        N/A         7.29%
   With Load Before Taxes                                             -25.08%     -2.53%        N/A         6.72%
   Return After Taxes with load                                       -25.56%     -3.51%        N/A         5.41%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                             -14.76%     -1.97%        N/A         5.23%

Equity Index Fund                                    11/25/92
   Without Load Before Taxes                                          -24.03%     -0.11%        N/A         9.40%
   With Load Before Taxes                                             -27.84%     -1.14%        N/A         8.82%
   Return After Taxes with load                                       -28.11%     -1.62%        N/A         7.53%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                             -17.07%     -1.00%        N/A         6.79%

Large Cap Core Fund                                  12/1/92
   Without Load Before Taxes                                          -24.25%     -1.17%        N/A         7.89%
   With Load Before Taxes                                             -28.04%     -2.18%        N/A         7.32%
   Return After Taxes with load                                       -28.50%     -3.70%        N/A         5.27%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                             -16.78%     -1.62%        N/A         5.54%

Short Term Bond Fund                                 12/4/92
   Without Load Before Taxes                                            4.83%      5.74%        N/A         5.29%
   With Load Before Taxes                                               1.13%      5.00%        N/A         4.90%
   Return After Taxes with load                                        -0.75%      2.76%        N/A         2.72%
   Return After Taxes on  Distributions and Sale of


   Fund Shares with load                                                0.66%      2.85%        N/A         2.80%

Michigan Municipal Bond Fund                         5/11/93
   Without Load Before Taxes                                            5.51%      4.49%        N/A         4.37%
   With Load Before Taxes                                               0.50%      3.48%        N/A         3.82%
   Return After Taxes with load                                         0.36%      3.43%        N/A         3.79%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                               1.67%      3.52%        N/A         3.79%

Municipal Bond Fund                                  3/31/95
   Without Load Before Taxes                                            6.31%      5.16%        N/A         5.93%
   With Load Before Taxes                                               1.24%      4.14%        N/A         5.23%
   Return After Taxes with load                                         0.56%      3.93%        N/A         5.00%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                               2.41%      4.03%        N/A         4.92%

Multi Cap Value Fund+                                      8/13/01
   Without Load Before Taxes                                          -14.82%      3.07%        10.73%     10.72%
   With Load Before Taxes                                             -19.06%      2.02%        10.17%     10.27%
   Return After Taxes with load                                       -20.04%      0.04%         7.51%      8.01%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                             -10.93%      1.16%         7.33%      7.71%

Micro Cap Value Fund+                                     8/13/01
   Without Load Before Taxes                                           -2.94%       N/A         N/A         7.69%
   With Load Before Taxes                                              -7.81%       N/A         N/A         6.48%
   Return After Taxes with load                                        -7.81%       N/A         N/A         5.31%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                              -4.80%       N/A         N/A        -4.80%

* The quoted performance of the Funds includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Quality Growth Fund, Balanced Fund, Mid Cap Growth Fund and U.S. Government Bond Fund's commencement of operations on November 20, 1992; the Disciplined Large Cap Value Fund's commencement of operations on July 27, 1997; and the Ohio Municipal Bond Fund's commencement of operations on May 27, 1993. The actual performance without these accounts would be as follows.


    Class A Shares -- Average Annual Total Returns For the Period Ended July 31, 2002
------------------------------------------------------------------------------------------------------------
                                  Quality    Disciplined  Balanced  Mid Cap U.S.                Ohio
                                   Growth     Large Cap     Fund:     Growth     Government    Municipal
                                    Fund:    Value Fund:  9 YEARS     Fund:      Bond Fund:    Bond Fund:
                                  9 YEARS      4 YEARS              9 YEARS       9 YEARS       8 YEARS
------------------------------------------------------------------------------------------------------------
Without Load Before Taxes          8.88%       -2.30%      7.63%     6.87%         5.59%          5.13%
------------------------------------------------------------------------------------------------------------
With Load Before Taxes             8.26%       -3.54%      7.02%     6.26%         5.02%          4.49%
------------------------------------------------------------------------------------------------------------
Return After Taxes With
Load                               6.98%       -5.23%      5.23%     4.81%         2.88%          4.46%
------------------------------------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale
of Fund Shares With Load           7.01%       -3.11%      5.40%    5.26%          2.90%          4.38%
------------------------------------------------------------------------------------------------------------


+ For the period prior to the class inception date, the quoted performance represents the performance of the oldest class of shares in the Fund, adjusted to reflect the expenses and sales charges for the respective class of shares. Please see the prospectus for additional details.

                                 CLASS B SHARES
                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR THE PERIOD ENDED JULY 31, 2002


                                                INCEPTION                                               SINCE
FUND NAME                                         DATE          1 YEAR       5 YEARS      10 YEARS     INCEPTION
---------                                         ----          ------       -------      --------     ---------
Quality Growth Fund*,+                          10/11/00
   Without Load Before Taxes                                    -28.63%      -1.24%         7.43%       12.00%
   With Load Before Taxes                                       -32.09%      -1.63%         7.43%       12.00%
   Return After Taxes with load                                 -32.54%      -3.29%          N/A          N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                       -18.98%      -0.99%          N/A          N/A

Disciplined Large Cap Value Fund*,+             10/11/00
   Without Load Before Taxes                                    -13.84%       1.02%         7.09%       11.26%
   With Load Before Taxes                                       -17.97%       0.64%         7.09%       11.26%
   Return After Taxes with load                                 -18.72%        N/A           N/A          N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                       -10.23%        N/A           N/A          N/A

Large Cap Opportunity Fund+                     10/11/00
   Without Load Before Taxes                                    -30.25%      -7.00%         4.94%        8.94%
   With Load Before Taxes                                       -33.73%      -7.36%         4.94%        8.94%
   Return After Taxes with load                                 -33.73%      -8.56%         2.15%        6.21%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                       -20.71%      -5.74%         2.80%        6.19%

Balanced Fund*,+                                10/11/00
   Without Load Before Taxes                                    -17.14%       0.76%         6.57%       12.19%
   With Load Before Taxes                                       -21.18%       0.41%         6.57%       12.19%
   Return After Taxes with load                                 -21.71%      -1.77%          N/A          N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                       -12.68%       0.05%          N/A          N/A

Mid Cap Growth Fund*,+                          10/11/00
   Without Load Before Taxes                                    -30.65%      -2.24%         5.92%       10.59%
   With Load Before Taxes                                       -34.01%      -2.57%         5.92%       10.59%
   Return After Taxes with load                                 -34.45%      -4.54%          N/A          N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                       -20.19%      -1.86%          N/A          N/A

International Equity Fund+                      10/11/00
   Without Load Before Taxes                                    -15.11%      -2.88%          N/A         1.26%
   With Load Before Taxes                                       -19.31%      -3.21%          N/A         1.26%
   Return After Taxes with load                                 -19.70%      -4.99%          N/A        -0.40%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                       -11.84%      -2.72%          N/A         0.60%

Intermediate Bond Fund+                         10/29/01
   Without Load Before Taxes                                      4.91%       5.11%          N/A         5.36%
   With Load Before Taxes                                        -0.09%       4.78%          N/A         5.36%
   Return After Taxes with load                                  -1.88%       2.40%          N/A         2.66%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                        -0.09%       2.60%          N/A         2.82%



Bond Fund+                                      10/29/01
   Without Load Before Taxes                                      3.99%       5.11%          N/A         6.21%
   With Load Before Taxes                                        -1.01%       4.78%          N/A         6.21%
   Return After Taxes with load                                  -2.79%       2.10%          N/A         3.38%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                        -0.62%       2.49%          N/A         3.57%

Intermediate Municipal Bond Fund+               10/29/01
   Without Load Before Taxes                                      4.95%       4.07%          N/A         4.52%
   With Load Before Taxes                                        -0.05%       3.73%          N/A         4.52%
   Return After Taxes with load                                  -0.68%       3.53%          N/A         4.23%
   Return After Taxes on  Distributions and Sale of

    Fund Shares with load                                         1.32%       3.70%          N/A         4.25%


                                                INCEPTION                                               SINCE
FUND NAME                                       DATE            1 YEAR       5 YEARS      10 YEARS     INCEPTION
----------                                      ----            ------       -------      --------     ---------
Ohio Municipal Bond Fund*,+                     10/11/00
   Without Load Before Taxes                                     4.76%        3.53%         4.04%       4.64%
   With Load Before Taxes                                       -0.24%        3.18%         4.04%       4.64%
   Return After Taxes with load                                 -0.24%        3.15%          N/A          N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                        0.95%        3.22%          N/A          N/A


                                                INCEPTION                                               SINCE
FUND NAME                                       DATE            1 YEAR       5 YEARS      10 YEARS     INCEPTION
----------                                      ----            ------       -------      --------     ---------

Technology Fund                                 6/5/00
   Without Load Before Taxes                                   -47.08%         N/A           N/A       -45.20%
   With Load Before Taxes                                      -49.73%         N/A           N/A       -45.96%
   Return After Taxes with load                                -49.73%         N/A           N/A       -46.06%
    Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                      -30.53%         N/A           N/A       -33.70%

Prime Money Market Fund+                      10/11/00
   Without Load Before Taxes                                     1.00%        3.55%         3.70%        4.23%
   With Load Before Taxes                                       -4.00%        3.20%         3.70%        4.23%

International GDP Fund+                       10/29/01
   Without Load Before Taxes                                    -19.52%      -6.31%          N/A         2.87%
   With Load Before Taxes                                       -23.36       -6.67%          N/A         2.87%
   Return After Taxes with load                                 -24.15%      -7.68%          N/A         1.72%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                       -13.56%      -5.04%          N/A         2.13%

Small Cap Growth Fund+                        10/29/01
   Without Load Before Taxes                                    -21.65%      -2.26%          N/A         7.22%
   With Load Before Taxes                                       -25.45%      -2.64%          N/A         7.22%
   Return After Taxes with load                                 -25.93%      -3.62%          N/A         5.74%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                       -14.95%      -2.02%          N/A         5.55%



Equity Index Fund+                            10/29/01
   Without Load Before Taxes                                    -24.59%      -0.85%          N/A         8.90%
   With Load Before Taxes                                       -28.34%      -1.25%          N/A         8.90%
   Return After Taxes with load                                 -28.59%      -1.81%          N/A         7.46%
   Return After Taxes on  Distributions and Sale of
   Fund Shares with load                                        -17.38%      -1.11%          N/A          6.77%

Large Cap Core Fund+                          10/29/01
   Without Load Before Taxes                                    -24.95%      -1.95%         N/A          7.29%
   With Load Before Taxes                                       -28.61%      -2.33%         N/A          7.29%
   Return After Taxes with load                                 -29.09%      -3.86%         N/A          5.18%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                       -17.14%      -1.68%         N/A          5.51%

Michigan Municipal Bond Fund+                       10/29/01
   Without Load Before Taxes                                     4.54%        3.59%         N/A          3.68%
   With Load Before Taxes                                       -0.46%        3.24%         N/A          3.68%
   Return After Taxes with load                                 -0.59%        3.19%         N/A          3.39%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                        0.93%        3.34%         N/A          3.48%

Municipal Bond Fund+                                10/29/01
   Without Load Before Taxes                                     5.30%        4.35%         N/A          5.10%
   With Load Before Taxes                                        0.30%        4.01%         N/A          5.10%
   Return After Taxes with load                                 -0.28%        3.80%         N/A          4.87%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                        1.82%        3.97%         N/A          4.87%

Multi Cap Value Fund+                               8/13/01
   Without Load Before Taxes                                   -15.28%        2.96%       10.67%        10.67%
   With Load Before Taxes                                      -19.31%        2.68%       10.67%        10.67%
   Return After Taxes with load                                -20.31%        0.66%        8.01%         8.40%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                      -11.05%        1.69%        7.79%         8.08%

Micro Cap Value Fund+                               8/13/01
   Without Load Before Taxes                                    -3.46%         N/A         N/A          7.02%
   With Load Before Taxes                                       -8.29%         N/A         N/A          6.67%
   Return After Taxes with load                                 -8.29%         N/A         N/A          5.39%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                       -5.09%         N/A         N/A          4.88%

* The quoted performance of the Funds includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Quality Growth Fund, Balanced Fund and Mid Cap Growth Fund's commencement of operations on November 20, 1992; the Disciplined Large Cap Value Fund's commencement of operations on July 27, 1997; and the Ohio Municipal Bond Fund's commencement of operations on May 27, 1993. The actual performance without these accounts would be as follows.


                 Class B Shares -- Average Annual Total Returns For the Period Ended July 31, 2002
----------------------------------------------------------------------------------------------------
                           Quality    Disciplined Large  Balanced   Mid Cap        Ohio
                           Growth      Cap Value Fund:    Fund:   Growth Fund:  Municipal
                             Fund:         4 YEARS      9 YEARS      9 YEARS    Bond Fund:
                           9 YEARS                                               8 YEARS
----------------------------------------------------------------------------------------------------


Without Load Before Taxes    7.85%         -2.85%          6.61%      5.88%       3.98%
----------------------------------------------------------------------------------------------------
With Load Before Taxes       7.85%         -3.43%          6.61%      5.88%       3.98%
----------------------------------------------------------------------------------------------------
Return After Taxes With Load 6.91%         -4.87%          5.18%      4.77%       4.26%
----------------------------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of Fund

Shares With Load            6.98%          -2.82%          5.37%      5.24%       4.22%
----------------------------------------- ------------ ------------------- ------------ -------------


+ For the period prior to the class inception date, the quoted performance represents the performance of the oldest class of shares in the Fund, adjusted to reflect the expenses and sales charges for the respective class of shares. Please see the prospectus for additional details.


                                 CLASS C SHARES
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR THE PERIOD ENDED JULY 31, 2002

                                               INCEPTION                                        SINCE
FUND NAME                                      DATE          1 YEAR     5 YEARS     10 YEARS     INCEPTION
---------                                      ----          ------     -------     --------     ---------
Quality Growth Fund*,+                        4/25/96
   Without Load Before Taxes                                -28.62%      -1.14%       7.32%        11.53%
   With Load Before Taxes                                   -28.62%      -1.14%       7.32%        11.53%
   Return After Taxes with load                             -29.08%      -2.73%        N/A          N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                   -16.84%      -0.54%        N/A          N/A

Disciplined Large Cap Value Fund*,+           1/27/97
   Without Load Before Taxes                                -13.85%       1.11%       7.00%        10.79%
   With Load Before Taxes                                   -13.85%       1.11%       7.00%        10.79%
   Return After Taxes with load                             -14.61%         N/A        N/A          N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                   -7.69%          N/A        N/A          N/A

Large Cap Opportunity Fund+                   3/9/98
   Without Load Before Taxes                               -29.82%       -7.09%       4.66%         8.44%
   With Load Before Taxes                                  -29.82%       -7.09%       4.66%         8.44%
   Return After Taxes with load                            -29.82%       -8.25        2.15%         6.21%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                  -18.31%       -5.51%       2.79%         6.19%

Balanced Fund*,+                             4/25/96
   Without Load Before Taxes                               -17.16%        0.89%       6.49%        11.74%
   With Load Before Taxes                                  -17.16%        0.89%       6.49%        11.74%
   Return After Taxes with load                            -17.69%       -1.07%        N/A          N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                  -10.21%        0.55%        N/A          N/A

Mid Cap Growth Fund*,+                       4/24/96
   Without Load Before Taxes                               -30.67%       -2.16%       5.82%        10.18%
   With Load Before Taxes                                  -30.67%       -2.16%       5.82%        10.18%
   Return After Taxes with load                            -31.13%       -4.07%        N/A          N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                  -18.12%       -1.47%        N/A          N/A


International Equity Fund+                   4/25/96
   Without Load Before Taxes                               -15.07%       -2.77%         N/A          1.53%
   With Load Before Taxes                                  -15.07%       -2.77%         N/A          1.53%
   Return After Taxes with load                            -15.47%       -4.54%         N/A         -0.22%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                   -9.24%       -2.39%         N/A          0.74%

Intermediate Bond Fund+                     10/29/01
   Without Load Before Taxes                                 5.01%        5.13%         N/A          5.13%
   With Load Before Taxes                                    5.01%        5.13%         N/A          5.13%
   Return After Taxes with load                              3.16%        2.77%         N/A          2.66%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                    2.98%        2.89%         N/A          2.82%

Bond Fund+                                  10/29/01
   Without Load Before Taxes                                 3.97%        5.11%         N/A          6.21%
   With Load Before Taxes                                    3.97%        5.11%         N/A          6.21%
   Return After Taxes with load                              2.18%        2.45%         N/A          3.38%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                    2.43%        2.76%         N/A          3.57%

U.S. Government Bond Fund*,+                 4/24/96
   Without Load Before Taxes                                 6.53%        5.50%        4.83%         5.41%
   With Load Before Taxes                                    6.53%        5.50%        4.83%         5.41%
   Return After Taxes with load                              5.34%        3.79%         N/A           N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                    3.97%        3.55%         N/A           N/A

Intermediate Municipal Bond Fund+           10/29/01
   Without Load Before Taxes                                 4.96%        4.07%         N/A          4.35%
   With Load Before Taxes                                    4.96%        4.07%         N/A          4.35%
   Return After Taxes with load                              4.33%        3.88%         N/A          4.23%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                    4.40%        3.98%         N/A          4.26%


                                               INCEPTION                                        SINCE
FUND NAME                                      DATE          1 YEAR     5 YEARS     10 YEARS     INCEPTION
---------                                      ----          ------     -------     --------     ---------
Ohio Municipal Bond Fund*,+                 4/24/96
   Without Load Before Taxes                                 4.71%        3.77%       3.94%         4.28%
   With Load Before Taxes                                    4.71%        3.77%       3.94%         4.28%
   Return After Taxes with load                              4.71%        3.71%        N/A           N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                    3.98%        3.65%        N/A           N/A


                                               INCEPTION                                        SINCE
FUND NAME                                      DATE          1 YEAR     5 YEARS     10 YEARS     INCEPTION
---------                                      ----          ------     -------     --------     ---------

Technology Fund                              6/5/00
   Without Load Before Taxes                               -47.02%         N/A          N/A        -45.18%
   With Load Before Taxes                                  -47.02%         N/A          N/A        -45.18%
   Return After Taxes with load                            -47.02%         N/A          N/A        -45.27%
   Return After Taxes on  Distributions and Sale of

    Fund Shares with load                                  -28.87%        N/A          N/A        -33.21%

International GDP Fund+                     10/29/01
   Without Load Before Taxes                               -19.47%      -6.30%         N/A          2.69%
   With Load Before Taxes                                  -19.47%      -6.30%         N/A          2.69%
   Return After Taxes with load                            -20.23%      -7.34%         N/A          1.73%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                  -11.16%      -4.80%         N/A          2.13%

Small Cap Growth Fund+                      10/29/01
   Without Load Before Taxes                               -21.65%      -2.26%         N/A          7.09%
   With Load Before Taxes                                  -21.65%      -2.26%         N/A          7.09%
   Return After Taxes with load                            -22.13%      -3.28%         N/A          5.74%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                  -12.61%      -1.76%         N/A          5.55%

Equity Index Fund+                          10/29/01
   Without Load Before Taxes                               -24.58%      -0.85%         N/A          8.76%
   With Load Before Taxes                                  -24.58%      -0.85%         N/A          8.76%
   Return After Taxes with load                            -24.82%      -1.41%         N/A          7.47%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                  -15.07%      -0.80%         N/A          6.77%

Large Cap Core Fund+                        10/29/01
   Without Load Before Taxes                               -24.77%      -1.90%         N/A          7.32%
   With Load Before Taxes                                  -24.77%      -1.90%         N/A          7.32%
   Return After Taxes with load                            -25.24%      -3.50%         N/A          5.20%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                  -14.79%      -1.42%         N/A          5.53%

Michigan Municipal Bond Fund+               10/29/01
   Without Load Before Taxes                                 4.61%       3.61%         N/A          3.50%
   With Load Before Taxes                                    4.61%       3.61%         N/A          3.50%
   Return After Taxes with load                              4.48%       3.55%         N/A          3.40%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                    4.07%       3.63%         N/A          3.49%

Municipal Bond Fund+                        10/29/01
   Without Load Before Taxes                                 5.36%       4.36%         N/A          5.11%
   With Load Before Taxes                                    5.36%       4.36%         N/A          5.11%
   Return After Taxes with load                              4.76%       4.16%         N/A          4.88%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                    4.90%       4.25%         N/A          4.87%

Multi Cap Value Fund+                        8/13/01
   Without Load Before Taxes                               -15.26%       2.96%       10.67%        10.67%
   With Load Before Taxes                                  -15.26%       2.96%       10.67%        10.67%
   Return After Taxes with load                            -16.26%       0.97%        8.01%         8.40%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                   -8.56%       1.93%        7.79%         8.08%

Micro Cap Value Fund+                        8/13/01
   Without Load Before Taxes                                -3.45%        N/A          N/A          7.34%
   With Load Before Taxes                                   -3.45%        N/A          N/A          7.34%
   Return After Taxes with load                             -3.45%        N/A          N/A          6.17%
   Return After Taxes on  Distributions and Sale of

    Fund Shares with load                                   -2.12%        N/A           N/A          5.52%

Strategic Income Fund+                      10/29/01
   Without Load Before Taxes                                 5.54%       6.20%         6.81%         7.74%
   With Load Before Taxes                                    5.54%       6.20%         6.81%         7.74%
   Return After Taxes with load                              3.59%       3.26%         3.86%         5.02%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                    3.37%       3.46%         3.96%         4.99%

Worldwide Fund+                             10/29/01
   Without Load Before Taxes                               -15.74%       4.25%          N/A          7.85%
   With Load Before Taxes                                  -15.74%       4.25%          N/A          7.85%
   Return After Taxes with load                            -15.74%       1.77%          N/A          5.26%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                   -9.66%       2.67%          N/A          5.41%

Prime Money Market Fund+                     5/1/02
   Without Load Before Taxes                                 1.07%       3.56%          3.40%        3.90%
   With Load Before Taxes                                    1.07%       3.56%          3.40%        3.90%

* The quoted performance of the Funds includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Quality Growth Fund, Balanced Fund, Mid Cap Growth Fund and U.S. Government Bond Fund's commencement of operations on November 20, 1992; the Disciplined Large Cap Value Fund's commencement of operations on July 27, 1997; and the Ohio Municipal Bond Fund's commencement of operations on May 27, 1993. The actual performance without these accounts would be as follows.


       Class C Shares -- Average Annual Total Returns For the Period Ended July 31, 2002
------------------------------------------------------------------------------------------------------------
                                      Quality     Disciplined  Balanced    Mid Cap     U.S.           Ohio
                                      Growth      Large Cap      Fund:     Growth    Government     Municipal
                                        Fund:    Value Fund:   9 YEARS      Fund:    Bond Fund:    Bond Fund:
                                      9 YEARS      4 YEARS                9 YEARS     9 YEARS       8 YEARS
------------------------------------------------------------------------------------------------------------
Without Load Before Taxes             8.12%        -2.87%       6.82%       6.07%      4.74%          4.35%
------------------------------------------------------------------------------------------------------------
With Load Before Taxes                8.12%        -2.87%       6.82%       6.07%      4.74%          4.35%
------------------------------------------------------------------------------------------------------------
Return After Taxes With
Load                                  6.99%        -4.38%       5.30%       4.73%      2.91%          4.40%
------------------------------------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale
of Fund Shares With Load              7.06%        -2.49%       5.43%       5.24%      2.88%          4.27%
------------------------------------------------------------------------------------------------------------

+ For the period prior to the class inception date, the quoted performance represents the performance of the oldest class of shares in the Fund, adjusted to reflect the expenses and sales charges for the respective class of shares. Please see the prospectus for additional details.


                                 ADVISOR SHARES
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR THE PERIOD ENDED JULY 31, 2002

                                                INCEPTION                                                  SINCE
FUND NAME                                          DATE          1 YEAR         5 YEARS      10 YEARS     INCEPTION
---------                                          ----          ------         -------      --------     ---------


Quality Growth Fund*,+                         10/29/01
   Return Before Taxes                                            -28.24%      -0.75%         7.80%        12.11%
   Return After Taxes                                             -28.69%      -2.34%          N/A          N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares                                                   -16.62%      -0.27%          N/A          N/A

Balanced Fund*,+                               10/29/01
   Return Before Taxes                                            -16.75%       1.27%         6.94%        12.26%
   Return After Taxes with load                                   -17.40%      -1.06%          N/A          N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                          -9.99%       0.60%          N/A          N/A

Mid Cap Growth Fund*,+                         10/29/01
   Return Before Taxes                                            -30.32%      -1.77%         6.29%        10.68%
   Return After Taxes with load                                   -30.77%      -3.65%          N/A          N/A
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                         -17.93%      -1.19%          N/A          N/A

Bond Fund+                                     10/29/01
   Return Before Taxes                                              4.69%       5.67%          N/A          6.77%
   Return After Taxes with load                                     2.61%       2.95%          N/A          3.89%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                           2.81%       3.18%          N/A          3.99%

Technology Fund+                               10/29/01
   Return Before Taxes                                            -46.81%        N/A           N/A        -44.90%
   Return After Taxes with load                                   -46.80%        N/A           N/A        -44.99%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                         -28.73%        N/A           N/A        -33.03%

Prime Money Market Fund+                       10/29/01
   Return Before Taxes                                              1.65%       4.08%        3.91%          4.42%

Small Cap Growth Fund+                         10/29/01
   Return Before Taxes                                            -21.23%      -1.76%          N/A          7.63%
   Return After Taxes with load                                   -21.74%      -2.80%          N/A          6.27%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                         -12.38%      -1.39%          N/A          6.00%

Equity Index Fund+                             10/29/01
   Return Before Taxes                                            -24.11%      -0.33%          N/A          9.32%
   Return After Taxes with load                                   -24.41%      -0.91%          N/A          8.01%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                         -14.78%      -0.40%          N/A          7.25%

Municipal Bond Fund+                           10/29/01
   Return Before Taxes                                              6.04%       4.92%          N/A          5.67%
   Return After Taxes with load                                     5.47%       4.71%          N/A          5.43%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                           5.52%       4.73%          N/A          5.34%

Multi Cap Value Fund                            9/30/89
   Return Before Taxes                                            -14.97%       3.03%        10.71%        10.70%
   Return After Taxes with load                                   -15.90%       1.06%         8.06%         8.44%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                          -8.39%       1.99%         7.82%         8.11%

Micro Cap Value Fund                            2/1/98
   Return Before Taxes                                             -3.17%       N/A            N/A          7.40%
   Return After Taxes with load                                    -3.17%       N/A            N/A          6.24%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                          -1.94%       N/A            N/A          5.58%

Strategic Income Fund                           3/10/85
   Return Before Taxes                                              6.35%       6.36%         6.90%         7.79%
   Return After Taxes with load                                     4.26%       3.39%         3.93%         5.06%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                           3.85%       3.58%         4.01%         5.03%

Worldwide Fund                                  4/30/93
   Return Before Taxes                                            -15.33%       4.36%          N/A          7.90%
   Return After Taxes with load                                   -15.33%       1.86%          N/A          5.31%
   Return After Taxes on  Distributions and Sale of
    Fund Shares with load                                          -9.41%       2.75%          N/A          5.46%

* The quoted performance of the Funds includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Quality Growth Fund, Balanced Fund and Mid Cap Growth Fund's commencement of operations on November 20, 1992. The actual performance without these accounts would be as follows.


       Advisor Shares -- Average Annual Total Returns For the Period Ended July 31, 2002
------------------------------------------------------------- ------------------- ---------------
                                                Quality Growth  Balanced Fund:    Mid Cap
                                                    Fund:            9 YEARS      Growth Fund:
                                                 9 YEARS                           9 YEARS
------------------------------------------------------------- ------------------- ---------------
Return Before Taxes                              8.61%             7.11%            6.61%
------------------------------------------------------------- ------------------- ---------------
Return After Taxes                               7.42%             5.51%            5.25%
------------------------------------------------------------- ------------------- ---------------
Return After Taxes on Distributions and Sale of
Fund Shares                                      7.40%            5.66%              5.65%
------------------------------------------------------------- ------------------- ---------------

+ For the period prior to the class inception date, the quoted performance represents the performance of the oldest class of shares in the Fund, adjusted to reflect the expenses and sales charges for the respective class of shares. Please see the prospectus for additional details.


                                 SERVICE SHARES
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR THE PERIOD ENDED JULY 31, 2002

                                                                                                        SINCE
FUND NAME                                            1 YEAR            5 YEARS           10 YEARS       INCEPTION
---------                                            ------           --------           --------       ---------
U.S. Treasury Money Market Fund
   Return Before Taxes                               1.68%             4.24%            4.13%            4.78%
Institutional Money Market Fund
   Return Before Taxes                               2.05%              N/A             N/A              4.12%
Institutional Government Money Market Fund
   Return Before Taxes                               1.81%             4.35%            N/A              4.39%

YIELD

In addition to total returns, the Funds may advertise yields for each of the share classes. The 30-day SEC yield for the 30 days ended July 31, 2002 were as follows:


FUND NAME                                           INSTITUTIONAL   ADVISOR       CLASS A      CLASS B     CLASS C
---------                                           -------------   -------       -------      -------     --------
Intermediate Bond Fund                              3.87%           N/A           3.62%         2.86%       2.87%
Bond Fund                                           4.10%           3.57%         3.85%         3.09%       3.10%
U.S. Government Bond Fund                           2.83%           N/A           2.58%         N/A         1.84%
Intermediate Municipal Bond Fund                    2.38%           N/A           2.14%         1.39%       1.39%
Ohio Municipal Bond Fund                            2.50%           N/A           2.25%         1.51%       1.51%
Short Term Bond Fund                                3.38%           N/A           3.21%         N/A           N/A
Michigan Municipal Bond Fund                        2.36%           N/A           2.21%         1.36%       1.38%
Municipal Bond Fund                                 3.44%           2.94%         3.17%         2.44%       2.44%


For each share class, the yield for a Fund is determined by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Fund, the performance will be reduced for those shareholders paying those fees.

TAX-EQUIVALENT YIELD

The Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund, Michigan Municipal Bond Fund, and Municipal Bond Fund may also advertise tax- equivalent yield. The tax-equivalent yield for the Ohio Municipal Bond Fund for the 30-day period ended July 31, 2002, was 4.07% for Institutional shares, 3.66% for Class A shares, and 2.46% for Class B and Class C shares, while the tax-equivalent yield for the Intermediate Municipal Bond Fund for the 30-day period ended July 31, 2002, was 3.88% for Institutional shares, 3.49% for Class A shares, and 2.26% for Class B and Class C shares. The tax-equivalent yield for the Michigan Municipal Bond Fund for the 30-day period ended July 31, 2002, was 3.84% for Institutional shares, 3.60% for Class A shares, 2.21% for Class B shares, and 2.25% for Class C shares, while the tax-equivalent yield for the Municipal Bond Fund for the 30-day period ended July 31, 2002, was 5.60% for the Institutional shares, 5.16% for Class A shares, 13.97% for Class B and Class C shares and 4.79% for Advisor shares. The tax-equivalent yield of a Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a 38.60% tax rate and assuming that income is 100% tax-exempt.

                             PERFORMANCE COMPARISONS

Each Fund's performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates and market value of portfolio securities; changes in each Fund's expenses; and various other factors.

Each Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of yield and total return as described above.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:

o Consumer Price Index is a measure of price changes in consumer goods and services such as gasoline, food, and automobiles.

o Dow Jones Industrial Average (the "DJIA") represents share prices of selected blue-chip industrial corporations. The DJIA indicates daily changes in the average price of stock of these corporations. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole. (Quality Growth, Balanced, Mid Cap Growth, and Disciplined Large Cap Value Funds)

o Europe, Australia, and Far East ("EAFE") is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand, and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. EAFE is monitored by Capital International, S.A., Geneva, Switzerland. (International Equity Fund)

o Lehman Brothers Municipal Bond Index is an unmanaged broad market performance benchmark for the tax-exempt bond market, the bonds included in this index must have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the Alternative Minimum tax.

o Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

o Lehman Brothers 5-Year Municipal Bond Index includes fixed-rate debt obligations of state and local government entities. The securities have maturities not less than four years but no more than six years, are investment grade and are selected from issues larger than $50 million dated since 1984. (Ohio Municipal Bond and Municipal Bond Funds)

o Lehman Brothers Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation, and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included. (Government Securities, Balanced, Bond, and Intermediate Bond Funds)

o Lehman Brothers Government/Credit (Total) Index is comprised of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Shearson Lehman Brothers, Inc., the index calculates total returns for one-month, three- month, twelve-month and ten-year periods and year-to-date. (Government Bond, Balanced, Bond, and Intermediate Bond Funds)

o Lehman Brothers Government/Credit Bond Index is an unmanaged index composed of all bonds that are investment grade rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

o Lehman Brothers Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

o Lehman Brothers 3-Year General Obligations Index is an unmanaged index investment grade fixed rate debt obligations issued by state and local government entities, with maturities of no more than four years.

o Lehman Brothers 5-Year General Obligations Index is an unmanaged index generally representative of investment grade fixed rate debt obligations issued by state and local government entities, with maturities of no more than six years.

o Lehman Brothers 7-Year Municipal Bond Index includes fixed-rate debt obligations of state and local government entities. The securities have maturities between seven and eight years, are investment grade and are selected from issues larger than $50 million dated since 1984. (Ohio Municipal Bond and Municipal Bond Funds)

o Lipper, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the applicable funds category in advertising and sales literature. (All Funds)

o Merrill Lynch Composite 1-5 Year Treasury Index is comprised of approximately 66 issues of U.S. Treasury securities maturing between 1 and
     4.99 years, with coupon rates of 4.25% or more. These total return figures are calculated for one-, three-, six-, and twelve-month periods and year-to-date and include the value of the bond plus income and any price appreciation or depreciation. (U.S. Government Bond Fund)

o Merrill Lynch Corporate and Government Index includes issues which must be in the form of publicly placed, non-convertible, coupon-bearing domestic debt and must carry a term of maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment grade issues (i.e., in the BBB/Baa major rating category or better). (Balanced, Bond, and Intermediate Bond Funds)

o Merrill Lynch Domestic Master Index includes issues which must be in the form of publicly placed, non-convertible, coupon-bearing domestic debt and must carry a term to maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. The Domestic Master Index is a broader index than the Merrill Lynch Corporate and Government Index and includes, for example, mortgage related securities. The mortgage market is divided by agency, type of mortgage and coupon and the amount outstanding in each agency/type/coupon subdivision must be no less than $200 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment grade issues (i.e., in the BBB/Baa major rating category or better). (Balanced, Bond and Intermediate Bond Funds)

o Merrill Lynch 1-3 Year Government Corporate Index is an unmanaged index which measures the performance of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

o Merrill Lynch 3-Year Treasury Yield Curve Index is an unmanaged index comprised of the most recently issued 3-year U.S. Treasury notes. Index returns are calculated as total returns for periods of one, three, six, and twelve months as well as year-to-date. (Government Bond Fund)

o Merrill Lynch 3-5 Year Treasury Index is comprised of approximately 24 issues of intermediate-term U.S. government and U.S. Treasury securities with maturities between 3 and 4.99 years and coupon rates above 4.25%. Index returns are calculated as total returns for periods of one, three, six and twelve months as well as year-to-date. (Government Bond Fund)

o Merrill Lynch 100 Technology Index is an unmanaged equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depository Receipts.

o Morningstar, Inc., an independent rating service, is the publisher of the bi- weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ- listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks. (All Funds)

o Salomon Brothers AAA-AA Corporate Index calculates total returns of approximately 775 issues which include long-term, high-grade domestic corporate taxable bonds, rated AAA-AA with maturities of twelve years or more and issued by companies in industry, public utilities, and finance. (Balanced, Bond, and Intermediate Bond Funds)

o Salomon Brothers 3-5 Year Government Index quotes total returns for U.S. Treasury issues (excluding flower bonds) which have maturities of three to five years. These total returns are year-to-date figures which are calculated each month following January 1. (Government Bond Fund)

o S&P/BARRA Growth Index is a sub-index of the S&P 500 composite index of common stocks. The index represents approximately fifty percent of the S&P 500 market capitalization and is comprised of those companies with higher price-to- book ratios (one distinction associated with "growth stocks"). The index is maintained by S&P in conjunction with BARRA, an investment technology firm. (Quality Growth, Balanced, Mid Cap Growth, and Disciplined Large Cap Value Funds)

o S&P Mid Cap Growth 400 Index is comprised of the 400 common stocks issued by medium- sized domestic companies whose market capitalizations range from $200 million to $5 billion. The stocks are selected on the basis of the issuer's market size, liquidity and industry group representation. (Mid Cap Growth Fund)

o Standard & Poor's Ratings Group Daily Stock Price Indices of 500 and 400 Common Stocks are composite indices of common stocks in industry, transportation, and financial and public utility companies that can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S&P indices assume reinvestment of all dividends paid by stocks listed on its indices. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P figures. (Quality Growth, Balanced, Mid Cap Growth, Large Cap Opportunity, and Disciplined Large Cap Value Funds)

o Standard & Poor's 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

o Standard & Poor's Mid Cap 400 Index is an unmanaged index comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation.

o Wilshire Mid Cap 750 Index is a subset of the Wilshire 5000 index of common stocks. The Mid Cap 750 index consists of those Wilshire 5000 companies ranked between 501 and 1,250 according to market capitalization. The index ranges in market capitalization from $400 million to $1.7 billion. (Mid Cap Growth Fund)

o Consumer Price Index is an unmanaged index measuring price increases in a standardized "market basket" of goods.

o Lehman Brothers Three-Year General Obligation Municipal Bond Index is an unmanaged index of investment grade fixed rate debt obligations issued by state and local government entities.

o Lehman Brothers Five-Year General Obligation Municipal Bond Index is an unmanaged index of investment grade fixed rate debt obligations issued by state and local government entities with maturities of not less than four years but no more than six years.

o Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index of U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years.

o Lehman Brothers Intermediate Credit Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, SEC-registered corporate debt. Included among Yankees is debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies, or international agencies.

o Lehman Brothers Intermediate Government Bond Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with minimum outstanding principal of $1 million and minimum maturity of one year and maximum maturity of ten years are included.

o Lehman Brothers Long Government/Credit Bond Index is an unmanaged index comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates 22 years.

o Lipper Multi-Cap Value Funds Index is comprised of the top 25 to 30 managed mutual funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

o Lipper Small-Cap Value Funds Index is comprised of the top 25 to 30 managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of S&P SuperComposite 1500 Index.

o Lipper Science & Technology Funds Index is comprised of the top 25 to 30 managed mutual funds that invests 65% of its equity portfolio in science and technology stocks

o The Morgan Stanley Capital International (MSCI) indices measure performance for a diverse range of developed country global stock markets including the

o United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation of the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges of the 24 countries for which there are MSCI national indices. The indices are capitalization weighted. Furthermore, companies included in the indices replicate the industry composition of each local market and, in addition, represent samplings of large-, medium- and small-capitalization companies from each local market, taking into account the stocks' liquidity.

o Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged, market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 15 countries in the European region.

o Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America.

o Morgan Stanley Capital International (MSCI) World Index is an unmanaged index representing the stock markets of 23 countries, comprising 1482 securities-with values expressed in U.S. dollars.

o Morgan Stanley Capital International Pacific Rim Index is an unmanaged index representative of stocks in their respective regions.

o Morgan Stanley High Tech Index is an unmanaged index generally representative of the high-tech sector of the U.S. stock market.

o Morgan Stanley High-Technology 35 Index is an unmanaged broad market technology index composed purely of electronics-based companies.

o Russell 1000 Growth Index is an unmanaged index that measures the performance of the securities found in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

o Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 of the largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

o Russell 1000 Value Index is comprised of the securities found in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

o Russell 2000 Growth Index is an unmanaged index comprised of the securities found in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.

o Russell 2000 Value Index is an unmanaged index comprised of the securities found in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios.

o Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

o Russell 3000 Value Index is an unmanaged index that measures the performance of the companies found in the Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

o Russell Midcap Growth Index is an unmanaged index that measures the performance of the companies found in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth index.

o Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies found in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The companies which comprise this index have high price-to-book ratios and higher forecasted growth values.

o Ryan Labs Treasury Index is an equal weighted index of all Treasuries having maturities longer than one year.

o Value Line Arithmetic Index is an equal weighted index of more than 1,700 stocks followed by Value Line Publishing, Inc.

o 91-day Treasury Bill return tracks the investment return paid on U.S. Treasury bills maturing in 91 days.

o 90-Day U. S. Treasury Bills (represented by the U.S. Treasury Bill Total Return Index) are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

Advertisements and other sales literature for the Funds may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Funds based on monthly/quarterly reinvestment of dividends over a specified period of time.

Advertisements may quote performance information which does not reflect the effect of the sales load.

                              FINANCIAL STATEMENTS

The financial statements and related independent auditor's report for the Funds for the fiscal year ended July 31, 2002 are incorporated herein by reference to the Annual Report to Shareholders of the Fifth Third Funds dated July 31, 2002 and the Semi-Annual Report to Shareholders of the Fifth Third Funds dated January 31, 2002 (File Nos. 33-24848 and 811-5669). Financial statements and related independent auditor's report for the Strategic Income Fund (formerly the Maxus Income Fund, File Nos. 2-94197 and 811-4144), Worldwide Fund (formerly the Maxus Laureate Fund, File Nos. 33-58514 and 811-7516), Multi Cap Value Fund (formerly the Maxus Equity Fund, File Nos. 33-30003 and 811-5865) and Micro Cap Value Fund (formerly part of the Maxfund Trust, File Nos. 333-41555 and 811-8499) for the fiscal year ended December 31, 2001 are incorporated herein by reference to the Annual Reports of the foregoing Funds dated December 31, 2001. Copies of the Annual Reports and Semi-Annual Report may be obtained without charge by contacting the Trust at the address located on the back cover of the prospectus.

The December 31, 2001 fiscal year end financial statements referred to above were audited by Arthur Andersen LLP as were those financial highlights specified as having been audited by that firm in the Trust's current prospectuses. The Securities Act of 1933 at Section 11 includes specific provisions relating to the liability of auditors who have consented to use of such materials in connection with a registration statement. Arthur Andersen LLP has not issued such a consent with respect to the Post-Effective Amendment to the Trust's registration statement that includes both this SAI and the corresponding prospectuses of the Trust dated November 30, 2002. The lack of such a consent may limit the ability of shareholders to recover from Arthur Andersen LLP pursuant to a claim brought under a theory of liability based on Section 11 of the Securities Act of 1933.

The Funds of Funds are newly offered and do not have a financial history.

                                    APPENDIX

STANDARD AND POOR'S RATINGS GROUP CORPORATE AND MUNICIPAL BOND RATING
DEFINITIONS

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

NR--NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. S&P may apply a plus (+) or minus (-) to the above rating classifications to show relative standing within the classifications,

MOODY'S INVESTORS SERVICE, INC. CORPORATE AND MUNICIPAL BOND RATING DEFINITIONS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR--Not rated by Moody's. Moody's applies numerical modifiers, 1, 2 and 3, in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH INVESTORS SERVICE, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

NR--NR indicates that Fitch does not rate the specific issue.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

STANDARD AND POOR'S RATINGS GROUP MUNICIPAL NOTE RATING DEFINITIONS

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

MOODY'S INVESTORS SERVICE SHORT-TERM LOAN RATING DEFINITIONS

MIG1/VMIGI--This designation denotes best quality. There is a present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2/VMIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

FITCH INVESTORS SERVICE, INC. SHORT-TERM DEBT RATING DEFINITIONS

F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-I+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F- I + and F- 1 categories.

STANDARD AND POOR'S RATINGS GROUP COMMERCIAL PAPER RATING DEFINITIONS

A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus (+) sign.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATING DEFINITIONS

Prime-1 --Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics:

o    Leading market positions in well-established industries.

o    High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.